UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3614
                                                      --------

                            ROCHESTER FUND MUNICIPALS
                            -------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: DECEMBER 31
                                               -----------

                   Date of reporting period: DECEMBER 31, 2006
                                             -----------------


ITEM 1.  REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP TEN CATEGORIES
--------------------------------------------------------------------------------
Tobacco Settlement Payments                                                13.5%
--------------------------------------------------------------------------------
Highways/Railways                                                          12.2
--------------------------------------------------------------------------------
General Obligation                                                          9.7
--------------------------------------------------------------------------------
Water Utilities                                                             9.3
--------------------------------------------------------------------------------
Hospital/Health Care                                                        8.5
--------------------------------------------------------------------------------
Airlines                                                                    5.8
--------------------------------------------------------------------------------
Electric Utilities                                                          5.7
--------------------------------------------------------------------------------
Marine/Aviation Facilities                                                  4.2
--------------------------------------------------------------------------------
Multifamily Housing                                                         3.3
--------------------------------------------------------------------------------
Higher Education                                                            3.1

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on the total market value of investments.

CREDIT ALLOCATION
--------------------------------------------------------------------------------
AAA                                                                        15.4%
--------------------------------------------------------------------------------
AA                                                                         26.8
--------------------------------------------------------------------------------
A                                                                           9.6
--------------------------------------------------------------------------------
BBB                                                                        31.7
--------------------------------------------------------------------------------
BB                                                                          2.7
--------------------------------------------------------------------------------
B                                                                           4.0
--------------------------------------------------------------------------------
CCC                                                                         1.3
--------------------------------------------------------------------------------
Not Rated                                                                   8.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

--------------------------------------------------------------------------------


                         12 | ROCHESTER FUND MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED DECEMBER 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. In 2006, Rochester Fund Municipals distributed high levels of tax-free income to its shareholders and outperformed many fixed-income alternatives on an after-tax basis. As of December 31, 2006, the Fund's Class A shares provided a distribution yield of 5.40% (without sales charges), reflecting a one-time, year-end distribution. Lipper Inc. reported an average distribution yield of 3.66% among the 101 funds in its New York Municipal Debt Funds category as of the same date. 1

      More than half of the Fund's total return in 2006 came from tax-free income generated by the Fund's portfolio, a significant benefit to our yield-oriented investors; price appreciation contributed the balance. The Fund's Class A shares generated a 1-year total return of 8.33%, without sales charge. By comparison, the Lehman Brothers Municipal Bond index produced a return of 4.84% in 2006. 2 On December 31, 2006, the Fund was ranked in the top 5% for total return in its Lipper category for periods of 1, 3, 5 and 10 years.3 We believe these results clearly demonstrate how the Fund's income-oriented approach continued to provide significant benefit to our investors in 2006.

      Strong asset growth fueled our strategy of building an increasingly diverse portfolio, and the Fund's holdings rose to 1,273 at year's end. The year's persistently flat yield curve, with comparatively low interest rates for longer-maturity bonds, created dividend pressure for many U.S. municipal bond funds. The monthly distribution rate, which was $0.080 when the year began, was reduced by $0.004, to $0.076, starting with the June payment. Distributions for other share classes were adjusted accordingly. For the year, the Fund distributed 94.1 cents per Class A share.

      The "Rochester style" of municipal bond fund investment management continued to focus on identifying advantageous but generally under-appreciated municipal securities. We actively seek out such securities that we believe offer attractive, risk-adjusted investments at prices and yields that we believe represent good value. With credit spreads narrowing throughout the year, prices of lower-rated municipal bonds generally performed better than those of high-grade bonds.

1. Lipper Inc. Lipper calculations do not include sales charges which, if included, would reduce results.

2. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market.

3. Lipper Inc., 12/31/06. Lipper rankings are based on total returns, but do not consider sales charges. Lipper rankings are for the A share class only; other classes may have different performance characteristics. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                         13 | ROCHESTER FUND MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      We also continued to invest opportunistically in premium-coupon callable bonds across all sectors in this period. When these types of bonds approach their call dates, they tend to have less exposure to interest rate movement and their prices are less volatile. Not all fund managers share our willingness to conduct the time-intensive research required to identify market inefficiencies that allow these bonds to be bought "cheaply," and not all believe that their efforts will be sufficiently rewarded. However, in our experience, these investments simultaneously reduce the Fund's interest-rate sensitivity and provide the potential for high levels of tax-free income.

      With generally higher prices of lower-rated and non-rated municipal securities, the Fund shifted a larger percentage of assets to higher-quality bonds during this period. For example, as of December 31, 2006, AAA- and AA-rated paper represented 42.2% of the portfolio's market value, up from 28.3% on the same date last year.

      At year-end, tobacco bonds backed by the national Master Settlement Agreement ("MSA") comprised the Fund's largest single industry sector. These bonds are backed by the tobacco manufacturers' annual payments to the participating states and territories each April based on cigarette shipments in an earlier year; the payments made in April 2006, for example, were based on 2003 shipments. Amid concerns that non-participating manufacturers (NPMs) had made inroads into their market share, some participating manufacturers placed a portion of their 2006 annual payments into an escrow fund--in accordance with the MSA--pending a decision about whether states were diligent in collecting payments from NPMs, as required. A few participating manufacturers withheld funds altogether. States continued to make all required payments on the tobacco bonds they have issued, and this NPM dispute had no material impact this year on the market prices of the bonds we held.

      Meanwhile, the litigation environment has continued to improve for the tobacco industry and, by extension, for MSA bonds during this report period. In July 2006, the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. One month later, tobacco manufacturers received another reprieve, when a U.S. judge determined that she could not authorize financial remedies despite her finding that manufacturers had violated federal racketeering laws. As of the end of 2006, all remedies had been stayed, pending potential appeals by the tobacco manufacturers and the Department of Justice, which brought this case in 1999. We remain confident that the resolution of this case should not harm the Fund's position in MSA bonds. Late in November, the U.S. Supreme Court declined to review a 2005 ruling by the Illinois Supreme Court to reverse a $10.1 billion judgment against Philip Morris USA that had initially been awarded in 2003.


                         14 | ROCHESTER FUND MUNICIPALS

      Based on these court decisions as well as widespread market speculation that MSA bonds might be "pre-refunded," the prices of these bonds rose during the year and contributed positively to Fund performance. As discussed in the June 30, 2006, report to shareholders, pre-refunding involves earmarking the proceeds from a new municipal bond to pay off an earlier bond that is not yet callable; proceeds from the new bond are escrowed in U.S. Government bonds. Because a pre-refunding eliminates the credit or call uncertainty of the old bond, the bond's price generally rises significantly, to the shareholders' benefit. The Fund's holdings in TSASC, Inc. (New York City) and Nassau County, New York, MSA bonds were pre-refunded early in this report period, and the TSASC pre-refunding, in particular, was an important driver of the Fund's 2006 performance. Importantly, the Fund was able to offset net realized gains of more than $50 million, including the gains on these pre-refundings, with tax-loss carryforwards, which accrue whenever a fund executes a swap to secure higher-yielding securities for its portfolios. As a result, no capital gains were distributed by the Fund in 2006.

      Tobacco was not the only sector to benefit from the attractive total returns and price appreciation that pre-refundings can help create. Shareholders also benefited from a pre-refunding in the Fund's electric utilities sector (5.7% of net assets as of December 31, 2006) after the Long Island Power Authority decided to pre-refund some highly rated revenue bonds (with a tax-free yield of 5.375%) and issue new bonds with a lower coupon. In general, 2006 was a banner year for pre-refundings for Rochester Fund Municipals, and the Rochester investment team's yield orientation and attention to detail helped drive total return for the Fund.

      Upgrades from credit rating agencies contributed to favorable results in 2006. Standard & Poor's ("S&P") raised New York City's general obligation bond rating in May, contributing to higher prices for the City's bonds. In anticipation of the de-coupling of Mount Sinai Hospital and New York University Hospitals Center, which had merged in 1998, Moody's Investors Services upgraded Mount Sinai to Baa 2 with a stable outlook, from Ba1. After the two hospitals completed their separation in early October 2006, S&P also upgraded the bonds that remained an obligation of Mount Sinai to BBB, from BB, with a positive outlook.

      The airline sector continued to have a positive impact on the Fund's performance this year. The Fund's airline-backed bonds, which constituted 5.8% of the portfolio at the end of 2006, performed strongly, generally increasing in price and generating above-average yields. Many of our airline-backed holdings are secured by mortgages on terminal gates and other highly prized airport properties that we believe would retain their value regardless of changes in the financial health of any individual carrier.


                         15 | ROCHESTER FUND MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      Even though the industry faced rising fuel costs during 2006, many carriers reported increased passenger traffic, improved capacity utilization and strong operational and financial performance. As a result, the Fund's holdings in airline sector bonds were a positive contributor to total return in this report period. In particular, holdings backed by American Airlines (4.67% of total assets)--which successfully increased load factors and traffic while reducing labor costs--delivered strong yields. Additionally, bonds backed by US Airways (0.53% of total assets) had relatively stable prices and provided significant income to shareholders this year; as of December 31, 2006, the Fund held approximately $56 million in callable bonds backed by the airline, with a tax-free yield of 9.125%.

      It was a turbulent but ultimately good year for bonds issued by the Commonwealth of Puerto Rico. In May, in light of the government's deficit spending, ratings agencies downgraded Puerto Rico's general obligation bonds and eight other Commonwealth credits, amid warnings that further downgrades were possible. As the government shut down non-essential services and announced plans to raise taxes and reinforce its financial structure, we closely monitored the developments. We also took advantage of market weakness to add positions in these bonds at favorable prices. In July, Standard & Poor's removed the credits from its negative watch list and reported a stable outlook instead. The subsequent price appreciation of these bonds contributed to the strong performance of the Fund this period.

      The Fund continued to hold some high-yielding, tax-exempt bonds that were issued to finance co-generation facilities owned and operated by the Calpine Corporation, which filed voluntary petitions to restructure under Chapter 11 of the U.S. Bankruptcy Code late in 2005. Although the bankruptcy filing adds a degree of uncertainty surrounding the owner/operator, all scheduled principal and interest payments on the bonds were made this year and we remain optimistic that future payments on the bonds will also be made on time. In fact, shareholders continued to benefit this year from the bonds we held on Calpine facilities, Port Authority of NY/NJ (KIAC) and Suffolk County IDA (Nissequogue Cogeneration Partners). These bonds, project financings that are secured by mortgages on co-generation facilities, constituted 0.85% of total net assets at the end of 2006. Despite downgrades, prices on these bonds rose during the year. This price appreciation, coupled with the bonds' favorable yields, helped drive the Fund's total return for 2006.

      In contrast, our holding in Erie County IDA (Great Lakes MDF), 0.16% of net assets as of December 31, 2006, was a significant underperformer during the year. Great Lakes MDF makes medium density fiberboard at its plant in Lackawanna, N.Y. Semiannual interest payments on the bond were made on time in 2006, but financial difficulties related to the slowdown of the U.S. housing market forced these bonds into non-accrual status as of December 1. The investment team has maintained frequent contact with Great Lakes MDF throughout the report period and will continue to monitor the situation closely and advocate on behalf of our shareholders' best interests.


                         16 | ROCHESTER FUND MUNICIPALS

      The Fund decreased its holdings in municipal inverse-floating-rate securities during 2006. These holdings are generally highly liquid, tax-exempt securities whose interest payments move inversely to short-term interest rates; stated differently, an increase in short-term interest rates causes a decline in income from these securities. This year, as the yield curve flattened and long-term rates dropped, these securities generated less income than in previous periods, but their yields remained higher than average market rates.

      Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies or cause it to pay any capital gain distributions.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2006. In the case of Class A shares, performance is measured over a ten-fiscal-year period. In the case of Class B and Class C shares, performance is measured from inception of the Classes on March 17, 1997. In the case of Class Y shares, performance is measured from inception of the Class on April 28, 2000. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, the Lipper New York Municipal Debt Funds Index and the Consumer Price Index. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. The Lipper New York Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper New York Municipal Debt Funds classification that invest their assets in securities exempt from taxation in New York or a city in New York. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. The Consumer Price Index is a non-securities index that measures changes in the inflation rate. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the indices.


                         17 | ROCHESTER FUND MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Rochester Fund Municipals (Class A)
   Lehman Brothers Municipal Bond Index
   Lipper New York Municipal Debt Funds Index
   Consumer Price Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

            Rochester Fund   Lehman Brothers                    Lipper New York
              Municipals        Municipal      Consumer Price    Municipal Debt
               (Class A)        Bond Index          Index         Funds Index
 12/31/96      $ 9,525           $10,000          $10,000           $10,000
 03/31/97        9,540             9,976           10,088             9,958
 06/30/97        9,878            10,320           10,107            10,299
 09/30/97       10,204            10,631           10,164            10,614
 12/31/97       10,496            10,919           10,170            10,917
 03/31/98       10,659            11,045           10,227            11,025
 06/30/98       10,834            11,213           10,277            11,184
 09/30/98       11,159            11,557           10,315            11,533
 12/31/98       11,181            11,627           10,334            11,549
 03/31/99       11,278            11,730           10,404            11,611
 06/30/99       11,083            11,523           10,479            11,347
 09/30/99       10,833            11,477           10,586            11,167
 12/31/99       10,565            11,388           10,612            10,976
 03/31/00       10,938            11,720           10,794            11,317
 06/30/00       11,070            11,898           10,870            11,465
 09/30/00       11,363            12,185           10,952            11,734
 12/31/00       11,825            12,718           10,971            12,311
 03/31/01       12,085            13,000           11,110            12,553
 06/30/01       12,237            13,085           11,223            12,643
 09/30/01       12,521            13,452           11,242            12,924
 12/31/01       12,433            13,370           11,141            12,803
 03/31/02       12,560            13,496           11,274            12,946
 06/30/02       12,865            13,990           11,343            13,361
 09/30/02       13,218            14,654           11,412            14,013
 12/31/02       13,112            14,654           11,406            13,958
 03/31/03       12,888            14,830           11,614            14,057
 06/30/03       13,479            15,213           11,583            14,422
 09/30/03       13,660            15,225           11,677            14,426
 12/31/03       14,176            15,433           11,620            14,649
 03/31/04       14,527            15,700           11,816            14,833
 06/30/04       14,155            15,328           11,961            14,474
 09/30/04       14,800            15,925           11,974            15,004
 12/31/04       15,204            16,124           11,999            15,172
 03/31/05       15,456            16,119           12,188            15,159
 06/30/05       16,224            16,591           12,264            15,609
 09/30/05       16,315            16,570           12,535            15,583
 12/31/05       16,537            16,691           12,409            15,674
 03/31/06       16,831            16,732           12,598            15,735
 06/30/06       16,873            16,738           12,793            15,720
 09/30/06       17,598            17,308           12,793            16,262
 12/31/06       17,913            17,499           12,724            16,438

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year  3.18%     5-Year  6.54%     10-Year  6.00%


                         18 | ROCHESTER FUND MUNICIPALS

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Rochester Fund Municipals (Class B)
   Lehman Brothers Municipal Bond Index
   Lipper New York Municipal Debt Funds Index
   Consumer Price Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

            Rochester Fund   Lehman Brothers                    Lipper New York
              Municipals        Municipal      Consumer Price    Municipal Debt
               (Class B)        Bond Index          Index         Funds Index
 03/17/97      $10,000           $10,000          $10,000           $10,000
 03/31/97        9,951            10,000           10,000            10,000
 06/30/97       10,282            10,345           10,019            10,342
 09/30/97       10,599            10,656           10,075            10,658
 12/31/97       10,874            10,945           10,081            10,963
 03/31/98       11,019            11,072           10,138            11,071
 06/30/98       11,176            11,240           10,188            11,231
 09/30/98       11,487            11,585           10,225            11,581
 12/31/98       11,484            11,655           10,244            11,597
 03/31/99       11,560            11,758           10,313            11,659
 06/30/99       11,341            11,550           10,388            11,395
 09/30/99       11,061            11,504           10,494            11,214
 12/31/99       10,764            11,415           10,519            11,022
 03/31/00       11,120            11,749           10,700            11,364
 06/30/00       11,230            11,926           10,775            11,513
 09/30/00       11,503            12,215           10,856            11,783
 12/31/00       11,946            12,749           10,875            12,362
 03/31/01       12,182            13,032           11,013            12,605
 06/30/01       12,309            13,116           11,125            12,696
 09/30/01       12,568            13,485           11,144            12,978
 12/31/01       12,453            13,402           11,044            12,856
 03/31/02       12,553            13,529           11,175            13,000
 06/30/02       12,831            14,024           11,244            13,417
 09/30/02       13,148            14,689           11,313            14,072
 12/31/02       13,013            14,689           11,306            14,016
 03/31/03       12,779            14,866           11,513            14,116
 06/30/03       13,365            15,250           11,481            14,482
 09/30/03       13,545            15,262           11,575            14,486
 12/31/03       14,056            15,470           11,519            14,710
 03/31/04       14,405            15,738           11,713            14,895
 06/30/04       14,036            15,365           11,856            14,535
 09/30/04       14,675            15,964           11,869            15,067
 12/31/04       15,076            16,163           11,894            15,235
 03/31/05       15,325            16,157           12,081            15,223
 06/30/05       16,087            16,631           12,156            15,674
 09/30/05       16,177            16,610           12,425            15,649
 12/31/05       16,397            16,731           12,300            15,740
 03/31/06       16,689            16,772           12,488            15,801
 06/30/06       16,731            16,778           12,681            15,786
 09/30/06       17,450            17,349           12,681            16,330
 12/31/06       17,762            17,541           12,613            16,507

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year  2.39%     5-Year  6.33%     Since Inception (3/17/97)  6.04%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 22 FOR FURTHER INFORMATION.


                         19 | ROCHESTER FUND MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Rochester Fund Municipals (Class C)
   Lehman Brothers Municipal Bond Index
   Lipper New York Municipal Debt Funds Index
   Consumer Price Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

            Rochester Fund   Lehman Brothers                    Lipper New York
              Municipals        Municipal      Consumer Price    Municipal Debt
               (Class C)        Bond Index          Index         Funds Index
 03/17/97      $10,000           $10,000          $10,000           $10,000
 03/31/97        9,956            10,000           10,000            10,000
 06/30/97       10,282            10,345           10,019            10,342
 09/30/97       10,599            10,656           10,075            10,658
 12/31/97       10,880            10,945           10,081            10,963
 03/31/98       11,020            11,072           10,138            11,071
 06/30/98       11,183            11,240           10,188            11,231
 09/30/98       11,488            11,585           10,225            11,581
 12/31/98       11,486            11,655           10,244            11,597
 03/31/99       11,567            11,758           10,313            11,659
 06/30/99       11,337            11,550           10,388            11,395
 09/30/99       11,063            11,504           10,494            11,214
 12/31/99       10,760            11,415           10,519            11,022
 03/31/00       11,117            11,749           10,700            11,364
 06/30/00       11,234            11,926           10,775            11,513
 09/30/00       11,501            12,215           10,856            11,783
 12/31/00       11,951            12,749           10,875            12,362
 03/31/01       12,181            13,032           11,013            12,605
 06/30/01       12,308            13,116           11,125            12,696
 09/30/01       12,567            13,485           11,144            12,978
 12/31/01       12,451            13,402           11,044            12,856
 03/31/02       12,552            13,529           11,175            13,000
 06/30/02       12,830            14,024           11,244            13,417
 09/30/02       13,155            14,689           11,313            14,072
 12/31/02       13,020            14,689           11,306            14,016
 03/31/03       12,770            14,866           11,513            14,116
 06/30/03       13,328            15,250           11,481            14,482
 09/30/03       13,478            15,262           11,575            14,486
 12/31/03       13,949            15,470           11,519            14,710
 03/31/04       14,273            15,738           11,713            14,895
 06/30/04       13,877            15,365           11,856            14,535
 09/30/04       14,479            15,964           11,869            15,067
 12/31/04       14,843            16,163           11,894            15,235
 03/31/05       15,056            16,157           12,081            15,223
 06/30/05       15,772            16,631           12,156            15,674
 09/30/05       15,825            16,610           12,425            15,649
 12/31/05       15,997            16,731           12,300            15,740
 03/31/06       16,256            16,772           12,488            15,801
 06/30/06       16,261            16,778           12,681            15,786
 09/30/06       16,916            17,349           12,681            16,330
 12/31/06       17,182            17,541           12,613            16,507

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year  6.40%     5-Year  6.65%     Since Inception (3/17/97)  5.68%


                         20 | ROCHESTER FUND MUNICIPALS

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Rochester Fund Municipals (Class Y)
   Lehman Brothers Municipal Bond Index
   Lipper New York Municipal Debt Funds Index
   Consumer Price Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

            Rochester Fund   Lehman Brothers                    Lipper New York
              Municipals        Municipal      Consumer Price    Municipal Debt
               (Class Y)        Bond Index          Index         Funds Index
 04/28/00      $10,000           $10,000          $10,000           $10,000
 06/30/00       10,197            10,212           10,064            10,210
 09/30/00       10,470            10,459           10,140            10,450
 12/31/00       10,897            10,916           10,158            10,964
 03/31/01       11,139            11,158           10,286            11,179
 06/30/01       11,283            11,231           10,391            11,260
 09/30/01       11,547            11,546           10,409            11,510
 12/31/01       11,469            11,475           10,315            11,402
 03/31/02       11,589            11,584           10,438            11,529
 06/30/02       11,877            12,007           10,502            11,899
 09/30/02       12,197            12,578           10,566            12,480
 12/31/02       12,108            12,578           10,560            12,431
 03/31/03       11,904            12,729           10,753            12,519
 06/30/03       12,454            13,057           10,724            12,844
 09/30/03       12,624            13,067           10,811            12,847
 12/31/03       13,096            13,246           10,759            13,046
 03/31/04       13,433            13,475           10,940            13,210
 06/30/04       13,095            13,156           11,074            12,891
 09/30/04       13,698            13,668           11,086            13,362
 12/31/04       14,078            13,839           11,109            13,512
 03/31/05       14,318            13,834           11,284            13,501
 06/30/05       15,036            14,240           11,354            13,901
 09/30/05       15,127            14,222           11,605            13,878
 12/31/05       15,336            14,326           11,489            13,959
 03/31/06       15,613            14,361           11,664            14,013
 06/30/06       15,656            14,366           11,845            14,000
 09/30/06       16,326            14,855           11,845            14,483
 12/31/06       16,632            15,019           11,781            14,639

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 12/31/06

1-Year  8.45%     5-Year  7.72%     Since Inception (4/28/00)  7.92%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 22 FOR FURTHER INFORMATION.


                         21 | ROCHESTER FUND MUNICIPALS

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 5/15/86. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 3/17/97. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 3/17/97. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 4/28/00. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                         22 | ROCHESTER FUND MUNICIPALS

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                         23 | ROCHESTER FUND MUNICIPALS

FUND EXPENSES
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                             BEGINNING       ENDING          EXPENSES
                             ACCOUNT         ACCOUNT         PAID DURING
                             VALUE           VALUE           6 MONTHS ENDED
                             (7/1/06)        (12/31/06)      DECEMBER 31, 2006
--------------------------------------------------------------------------------
Class A Actual               $1,000.00       $1,061.60       $ 6.93
--------------------------------------------------------------------------------
Class A Hypothetical          1,000.00        1,018.50         6.79
--------------------------------------------------------------------------------
Class B Actual                1,000.00        1,056.50        11.57
--------------------------------------------------------------------------------
Class B Hypothetical          1,000.00        1,014.01        11.33
--------------------------------------------------------------------------------
Class C Actual                1,000.00        1,056.60        11.47
--------------------------------------------------------------------------------
Class C Hypothetical          1,000.00        1,014.12        11.23
--------------------------------------------------------------------------------
Class Y Actual                1,000.00        1,062.40         6.26
--------------------------------------------------------------------------------
Class Y Hypothetical          1,000.00        1,019.16         6.13

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended December 31, 2006 are as follows:

CLASS                             EXPENSE RATIOS
------------------------------------------------
Class A                                1.33%
------------------------------------------------
Class B                                2.22
------------------------------------------------
Class C                                2.20
------------------------------------------------
Class Y                                1.20

--------------------------------------------------------------------------------


                         24 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--116.1%
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK--100.7%
$      1,420,000   Albany County Airport Authority                                         5.000%     12/15/2035   $      1,491,596
-----------------------------------------------------------------------------------------------------------------------------------
         125,000   Albany County Airport Authority                                         5.500      12/15/2019            129,294
-----------------------------------------------------------------------------------------------------------------------------------
       1,035,000   Albany County IDA (Albany College of Pharmacy)                          5.375      12/01/2024          1,093,695
-----------------------------------------------------------------------------------------------------------------------------------
       1,700,000   Albany County IDA (Albany College of Pharmacy)                          5.625      12/01/2034          1,807,576
-----------------------------------------------------------------------------------------------------------------------------------
         605,000   Albany County IDA (Wildwood Programs)                                   4.900      07/01/2021            628,577
-----------------------------------------------------------------------------------------------------------------------------------
         885,000   Albany Hsg. Authority (Lark Drive)                                      5.500      12/01/2028            916,302
-----------------------------------------------------------------------------------------------------------------------------------
       1,420,000   Albany IDA (Albany Medical Center)                                      6.000      05/01/2019          1,450,274
-----------------------------------------------------------------------------------------------------------------------------------
       2,460,000   Albany IDA (Albany Medical Center)                                      6.000      05/01/2029          2,505,461
-----------------------------------------------------------------------------------------------------------------------------------
         400,000   Albany IDA (Albany Municipal Golf Course Clubhouse)                     7.500      05/01/2012            404,088
-----------------------------------------------------------------------------------------------------------------------------------
         870,000   Albany IDA (Albany Rehab.)                                              8.375      06/01/2023            912,761
-----------------------------------------------------------------------------------------------------------------------------------
       7,005,000   Albany IDA (Charitable Leadership)                                      5.750      07/01/2026          7,395,108
-----------------------------------------------------------------------------------------------------------------------------------
       3,730,000   Albany IDA (Daughters of Sarah Nursing Home)                            5.375      10/20/2030          4,017,508
-----------------------------------------------------------------------------------------------------------------------------------
       2,485,000   Albany IDA (Hampton Plaza)                                              6.250      03/15/2018          2,507,191
-----------------------------------------------------------------------------------------------------------------------------------
         900,000   Albany IDA (New Covenant Charter School)                                7.000      05/01/2025            900,864
-----------------------------------------------------------------------------------------------------------------------------------
       1,285,000   Albany IDA (Sage Colleges)                                              5.250      04/01/2019          1,313,784
-----------------------------------------------------------------------------------------------------------------------------------
       1,760,000   Albany IDA (Sage Colleges)                                              5.300      04/01/2029          1,800,146
-----------------------------------------------------------------------------------------------------------------------------------
       2,510,000   Albany Parking Authority 1                                              5.625      07/15/2020          2,676,764
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   Albany Parking Authority                                                5.625      07/15/2025          2,132,020
-----------------------------------------------------------------------------------------------------------------------------------
       1,770,000   Albany Parking Authority 2                                              7.052 3    11/01/2017          1,033,715
-----------------------------------------------------------------------------------------------------------------------------------
       5,700,000   Allegany County IDA (Houghton College)                                  5.250      01/15/2024          5,802,999
-----------------------------------------------------------------------------------------------------------------------------------
         925,000   Amherst IDA (Asbury Pointe)                                             5.800      02/01/2015            925,518
-----------------------------------------------------------------------------------------------------------------------------------
          10,000   Amherst IDA (Asbury Pointe)                                             6.000      02/01/2023             10,005
-----------------------------------------------------------------------------------------------------------------------------------
       3,000,000   Amherst IDA (Asbury Pointe)                                             6.000      02/01/2029          3,075,210
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   Amherst IDA (UBF Faculty-Student Hsg. Corp.)                            5.250      08/01/2031             26,965
-----------------------------------------------------------------------------------------------------------------------------------
       3,150,000   Appleridge Retirement Community                                         5.750      09/01/2041          3,355,664
-----------------------------------------------------------------------------------------------------------------------------------
         485,000   Babylon IDA (WWH Ambulance)                                             7.375      09/15/2008            486,426
-----------------------------------------------------------------------------------------------------------------------------------
         810,000   Bethlehem Water System                                                  5.250      03/01/2018            862,115
-----------------------------------------------------------------------------------------------------------------------------------
         855,000   Bethlehem Water System                                                  5.375      03/01/2019            913,867
-----------------------------------------------------------------------------------------------------------------------------------
         905,000   Bethlehem Water System                                                  5.375      03/01/2020            967,255
-----------------------------------------------------------------------------------------------------------------------------------
         955,000   Bethlehem Water System                                                  5.500      03/01/2021          1,028,822
-----------------------------------------------------------------------------------------------------------------------------------
         505,000   Bethlehem Water System                                                  5.500      03/01/2022            543,749
-----------------------------------------------------------------------------------------------------------------------------------
       1,065,000   Blauvelt Volunteer Fire Company                                         6.250      10/15/2017          1,088,228
-----------------------------------------------------------------------------------------------------------------------------------
         900,000   Bleeker Terrace HDC                                                     8.750      07/01/2007            912,564
-----------------------------------------------------------------------------------------------------------------------------------
         580,000   Brookhaven IDA (Brookhaven Memorial Hospital)                           8.250      11/15/2030            639,769
-----------------------------------------------------------------------------------------------------------------------------------
       1,250,000   Brookhaven IDA (St. Joseph's College)                                   6.000      12/01/2020          1,280,700
-----------------------------------------------------------------------------------------------------------------------------------
       2,425,000   Brookhaven IDA (Stony Brook Foundation)                                 6.500      11/01/2020          2,569,482
-----------------------------------------------------------------------------------------------------------------------------------
          65,000   Broome County IDA (University Plaza)                                    5.000      08/01/2025             67,555
-----------------------------------------------------------------------------------------------------------------------------------
       3,030,000   Broome County IDA (University Plaza)                                    5.000      08/01/2036          3,123,415
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Broome County IDA (University Plaza)                                    5.100      08/01/2030          1,044,640
-----------------------------------------------------------------------------------------------------------------------------------
       1,250,000   Broome County IDA (University Plaza)                                    5.100      08/01/2036          1,298,450


                         25 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
-----------------------------------------------------------------------------------------------------------------------------------
$      3,000,000   Broome County IDA (University Plaza)                                    5.200%     08/01/2030   $      3,157,860
-----------------------------------------------------------------------------------------------------------------------------------
       4,450,000   Broome County IDA (University Plaza)                                    5.200      08/01/2036          4,661,331
-----------------------------------------------------------------------------------------------------------------------------------
       3,000,000   Bushnell Basin Fire Assoc. (Volunteer Fire Dept.)                       5.750      11/01/2030          3,064,650
-----------------------------------------------------------------------------------------------------------------------------------
         915,000   Canton Human Services Initiatives                                       5.700      09/01/2024            979,489
-----------------------------------------------------------------------------------------------------------------------------------
       1,155,000   Canton Human Services Initiatives                                       5.750      09/01/2032          1,235,169
-----------------------------------------------------------------------------------------------------------------------------------
         600,000   Capital District Youth Center                                           6.000      02/01/2017            612,912
-----------------------------------------------------------------------------------------------------------------------------------
         500,000   Carnegie Redevel. Corp. 2                                               7.000      09/01/2021            503,440
-----------------------------------------------------------------------------------------------------------------------------------
       4,295,000   Cattaraugus County IDA (Olean General Hospital)                         5.250      08/01/2023          4,441,460
-----------------------------------------------------------------------------------------------------------------------------------
       1,465,000   Cattaraugus County IDA (St. Bonaventure University)                     5.450      09/15/2019          1,508,291
-----------------------------------------------------------------------------------------------------------------------------------
       2,900,000   Chautauqua County IDA (Jamestown Community College)                     5.250      08/01/2028          2,994,975
-----------------------------------------------------------------------------------------------------------------------------------
         440,000   Chautauqua County IDA (Jamestown Devel. Corp.)                          7.125      11/01/2008            451,101
-----------------------------------------------------------------------------------------------------------------------------------
       3,395,000   Chautauqua County IDA (Jamestown Devel. Corp.)                          7.125      11/01/2018          3,549,778
-----------------------------------------------------------------------------------------------------------------------------------
       1,900,000   Chautauqua County IDA (Woman's Christian Assoc. of Jamestown)           6.400      11/15/2029          1,994,582
-----------------------------------------------------------------------------------------------------------------------------------
          95,000   Chautauqua Utility District                                             5.000      06/01/2023             98,649
-----------------------------------------------------------------------------------------------------------------------------------
         105,000   Chautauqua Utility District                                             5.000      06/01/2025            108,462
-----------------------------------------------------------------------------------------------------------------------------------
       3,250,000   Chemung County IDA (Arnot Ogden Medical Center)                         5.000      11/01/2029          3,364,855
-----------------------------------------------------------------------------------------------------------------------------------
       1,915,000   Chemung County IDA (Arnot Ogden Medical Center)                         5.000      11/01/2029          1,982,676
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Chemung County IDA (Arnot Ogden Medical Center)                         5.000      11/01/2034          1,030,760
-----------------------------------------------------------------------------------------------------------------------------------
       1,455,000   Chemung County IDA (Arnot Ogden Medical Center)                         5.000      11/01/2034          1,499,756
-----------------------------------------------------------------------------------------------------------------------------------
       1,225,000   Chemung County IDA (Hathorn Redevel. Company)                           4.850      07/01/2023          1,260,537
-----------------------------------------------------------------------------------------------------------------------------------
       1,515,000   Chemung County IDA (Hathorn Redevel. Company)                           5.000      07/01/2033          1,573,555
-----------------------------------------------------------------------------------------------------------------------------------
       5,480,000   Chemung County IDA (St. Joseph's Hospital)                              6.000      01/01/2013          5,520,716
-----------------------------------------------------------------------------------------------------------------------------------
       5,675,000   Chemung County IDA (St. Joseph's Hospital)                              6.350      01/01/2013          5,794,629
-----------------------------------------------------------------------------------------------------------------------------------
       4,910,000   Chemung County IDA (St. Joseph's Hospital)                              6.500      01/01/2019          5,020,131
-----------------------------------------------------------------------------------------------------------------------------------
       1,425,000   Clifton Springs Hospital & Clinic                                       7.650      01/01/2012          1,455,167
-----------------------------------------------------------------------------------------------------------------------------------
       2,735,000   Clifton Springs Hospital & Clinic                                       8.000      01/01/2020          2,739,376
-----------------------------------------------------------------------------------------------------------------------------------
          35,000   Cohoes GO                                                               6.200      03/15/2012             35,781
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   Cohoes GO                                                               6.200      03/15/2013             25,555
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   Cohoes GO                                                               6.250      03/15/2014             25,556
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   Cohoes GO                                                               6.250      03/15/2015             25,553
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   Cohoes GO                                                               6.250      03/15/2016             25,551
-----------------------------------------------------------------------------------------------------------------------------------
       1,725,000   Columbia County IDA (Berkshire Farms)                                   7.500      12/15/2014          1,749,754
-----------------------------------------------------------------------------------------------------------------------------------
       3,300,000   Corinth IDA (International Paper Company)                               5.750      02/01/2022          3,484,932
-----------------------------------------------------------------------------------------------------------------------------------
          30,000   Corinth IDA (International Paper Company)                               5.850      12/01/2020             30,935
-----------------------------------------------------------------------------------------------------------------------------------
       5,370,000   Cortland County IDA (Cortland Memorial Hospital)                        5.250      07/01/2032          5,677,110
-----------------------------------------------------------------------------------------------------------------------------------
         155,000   Dutchess County IDA (Astor Learning Center Civic Facility)              5.150      11/01/2024            160,434
-----------------------------------------------------------------------------------------------------------------------------------
         120,000   Dutchess County IDA (Bard College)                                      5.750      08/01/2030            128,387
-----------------------------------------------------------------------------------------------------------------------------------
       3,500,000   Dutchess County IDA (Bard College)                                      7.000      11/01/2017          3,509,485
-----------------------------------------------------------------------------------------------------------------------------------
         900,000   Dutchess County IDA (St. Francis Hospital)                              7.500      03/01/2029          1,004,301


                         26 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
-----------------------------------------------------------------------------------------------------------------------------------
$      2,310,000   Dutchess County IDA (Vassar Brothers Hospital)                          6.500%     04/01/2020   $      2,466,433
-----------------------------------------------------------------------------------------------------------------------------------
       5,635,000   Dutchess County IDA (Vassar Brothers Hospital)                          6.500      04/01/2030          6,023,308
-----------------------------------------------------------------------------------------------------------------------------------
          85,000   Dutchess County IDA (Vassar College)                                    5.350      09/01/2040             90,916
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Dutchess County Water & Wastewater Authority                            5.400 3    06/01/2027            419,430
-----------------------------------------------------------------------------------------------------------------------------------
       3,280,000   East Rochester Hsg. Authority (Episcopal Senior Hsg.)                   7.750      10/01/2032          3,522,458
-----------------------------------------------------------------------------------------------------------------------------------
       1,355,000   East Rochester Hsg. Authority (Gates Senior Hsg.) 1                     6.125      04/20/2043          1,492,871
-----------------------------------------------------------------------------------------------------------------------------------
       1,400,000   East Rochester Hsg. Authority (Genesee Valley Nursing Home)             5.200      12/20/2024          1,482,110
-----------------------------------------------------------------------------------------------------------------------------------
       2,570,000   East Rochester Hsg. Authority (Jefferson Park Apartments)               6.750      03/01/2030          2,690,893
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   East Rochester Hsg. Authority (Linden Knoll) 1                          5.350      02/01/2038          2,028,960
-----------------------------------------------------------------------------------------------------------------------------------
       4,095,000   East Rochester Hsg. Authority (St. John's Meadows)                      5.950      08/01/2027          4,212,486
-----------------------------------------------------------------------------------------------------------------------------------
       1,700,000   East Rochester Hsg. Authority (Woodland Village)                        5.500      08/01/2033          1,752,105
-----------------------------------------------------------------------------------------------------------------------------------
         190,000   Erie County IDA (Air Cargo)                                             8.250      10/01/2007            190,990
-----------------------------------------------------------------------------------------------------------------------------------
       2,380,000   Erie County IDA (Air Cargo)                                             8.500      10/01/2015          2,406,537
-----------------------------------------------------------------------------------------------------------------------------------
       4,000,000   Erie County IDA (Charter School Applied Tech)                           6.750      06/01/2025          4,007,120
-----------------------------------------------------------------------------------------------------------------------------------
       7,000,000   Erie County IDA (Charter School Applied Tech)                           6.875      06/01/2035          7,025,270
-----------------------------------------------------------------------------------------------------------------------------------
       1,960,000   Erie County IDA (DePaul Properties)                                     5.750      09/01/2028          1,762,922
-----------------------------------------------------------------------------------------------------------------------------------
       2,765,000   Erie County IDA (DePaul Properties)                                     6.500      09/01/2018          2,764,668
-----------------------------------------------------------------------------------------------------------------------------------
      35,000,000   Erie County IDA (Great Lakes) 4,5                                       7.500      12/01/2025         16,452,100
-----------------------------------------------------------------------------------------------------------------------------------
      11,310,000   Erie County IDA (Medaille College)                                      7.625      04/01/2035         12,940,110
-----------------------------------------------------------------------------------------------------------------------------------
       3,515,000   Erie County IDA (Medaille College)                                      8.250      11/01/2026          3,964,041
-----------------------------------------------------------------------------------------------------------------------------------
       2,250,000   Erie County IDA (Orchard Park)                                          6.000      11/15/2036          2,412,675
-----------------------------------------------------------------------------------------------------------------------------------
          75,000   Erie County IDA (The Episcopal Church Home)                             5.875      02/01/2018             77,366
-----------------------------------------------------------------------------------------------------------------------------------
       9,600,000   Erie County IDA (The Episcopal Church Home)                             6.000      02/01/2028          9,906,816
-----------------------------------------------------------------------------------------------------------------------------------
       3,170,000   Erie County Sewer District 1                                            5.000      06/01/2029          3,380,076
-----------------------------------------------------------------------------------------------------------------------------------
       2,630,000   Erie County Sewer District                                              5.000      12/01/2030          2,804,290
-----------------------------------------------------------------------------------------------------------------------------------
       1,360,000   Erie County Sewer District                                              5.000      12/01/2035          1,446,986
-----------------------------------------------------------------------------------------------------------------------------------
      28,610,000   Erie County Tobacco Asset Securitization Corp. 1                        5.000      06/01/2038         29,150,443
-----------------------------------------------------------------------------------------------------------------------------------
       5,255,000   Erie County Tobacco Asset Securitization Corp. 1                        5.000      06/01/2045          5,350,588
-----------------------------------------------------------------------------------------------------------------------------------
      72,000,000   Erie County Tobacco Asset Securitization Corp.                          5.986 3    06/01/2047          7,248,960
-----------------------------------------------------------------------------------------------------------------------------------
     135,000,000   Erie County Tobacco Asset Securitization Corp.                          6.486 3    06/01/2050          9,174,600
-----------------------------------------------------------------------------------------------------------------------------------
     150,000,000   Erie County Tobacco Asset Securitization Corp.                          6.751 3    06/01/2055          6,018,000
-----------------------------------------------------------------------------------------------------------------------------------
   1,024,000,000   Erie County Tobacco Asset Securitization Corp.                          7.650 3    06/01/2060         20,264,960
-----------------------------------------------------------------------------------------------------------------------------------
      25,300,000   Erie County Tobacco Asset Securitization Corp. 9                        5.000      06/01/2038         25,777,603
-----------------------------------------------------------------------------------------------------------------------------------
      72,385,000   Erie County Tobacco Asset Securitization Corp. 9                        5.000      06/01/2045         73,701,955
-----------------------------------------------------------------------------------------------------------------------------------
       2,300,000   Essex County IDA (International Paper Company) 1                        6.450      11/15/2023          2,437,655
-----------------------------------------------------------------------------------------------------------------------------------
          40,000   Essex County IDA (Moses Ludington Nursing Home)                         6.200      02/01/2030             43,375
-----------------------------------------------------------------------------------------------------------------------------------
       5,000,000   Essex County IDA (Moses Ludington Nursing Home) 1                       6.375      02/01/2050          5,430,750
-----------------------------------------------------------------------------------------------------------------------------------
         115,000   Essex County IDA (Moses Ludington Nursing Home)                         9.000      02/01/2008            117,455


                         27 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
-----------------------------------------------------------------------------------------------------------------------------------
$        975,000   Essex County IDA (North Country Community College Foundation)           5.000%     06/01/2020   $      1,010,558
-----------------------------------------------------------------------------------------------------------------------------------
         320,000   Essex County IDA (North Country Community College Foundation)           5.000      06/01/2020            331,670
-----------------------------------------------------------------------------------------------------------------------------------
       1,235,000   Essex County IDA (North Country Community College Foundation)           5.200      06/01/2025          1,286,302
-----------------------------------------------------------------------------------------------------------------------------------
         410,000   Essex County IDA (North Country Community College Foundation)           5.200      06/01/2025            427,031
-----------------------------------------------------------------------------------------------------------------------------------
       1,100,000   Essex County IDA (North Country Community College Foundation)           5.300      06/01/2035          1,142,713
-----------------------------------------------------------------------------------------------------------------------------------
       3,750,000   Essex County IDA Solid Waste Disposal (International Paper Company)     5.200      12/01/2023          3,893,813
-----------------------------------------------------------------------------------------------------------------------------------
       4,440,000   Essex County IDA Solid Waste Disposal (International Paper Company)     5.200      03/01/2028          4,560,235
-----------------------------------------------------------------------------------------------------------------------------------
       1,850,000   Essex County IDA Solid Waste Disposal
                   (International Paper Company) 1                                         5.500      08/15/2022          1,903,391
-----------------------------------------------------------------------------------------------------------------------------------
       1,625,000   Essex County IDA Solid Waste Disposal
                   (International Paper Company) 1                                         5.500      10/01/2026          1,689,350
-----------------------------------------------------------------------------------------------------------------------------------
       5,680,000   Franklin County IDA (Adirondack Medical Center) 1                       5.500      12/01/2029          5,991,946
-----------------------------------------------------------------------------------------------------------------------------------
         900,000   Franklin County IDA (North Country Community College Foundation)        5.200      06/01/2025            937,386
-----------------------------------------------------------------------------------------------------------------------------------
         200,000   Glen Cove IDA (SLCD)                                                    6.875      07/01/2008            201,342
-----------------------------------------------------------------------------------------------------------------------------------
       3,775,000   Glen Cove IDA (SLCD)                                                    7.375      07/01/2023          3,938,986
-----------------------------------------------------------------------------------------------------------------------------------
       1,270,000   Green Island Power Authority                                            5.125      12/15/2024          1,307,097
-----------------------------------------------------------------------------------------------------------------------------------
       2,795,000   Green Island Power Authority 1                                          6.000      12/15/2020          2,999,762
-----------------------------------------------------------------------------------------------------------------------------------
       1,695,000   Green Island Power Authority                                            6.000      12/15/2025          1,815,328
-----------------------------------------------------------------------------------------------------------------------------------
         840,000   Hempstead GO                                                            5.000      07/01/2020            869,744
-----------------------------------------------------------------------------------------------------------------------------------
       1,025,000   Hempstead GO 1                                                          5.000      07/01/2021          1,060,301
-----------------------------------------------------------------------------------------------------------------------------------
       1,270,000   Hempstead GO 1                                                          5.000      07/01/2022          1,312,520
-----------------------------------------------------------------------------------------------------------------------------------
       2,500,000   Hempstead IDA (Adelphi University)                                      5.500      06/01/2032          2,685,500
-----------------------------------------------------------------------------------------------------------------------------------
         275,000   Hempstead IDA (Dentaco Corp.)                                           7.250      11/01/2012            295,089
-----------------------------------------------------------------------------------------------------------------------------------
       1,270,000   Hempstead IDA (Dentaco Corp.)                                           8.250      11/01/2025          1,378,306
-----------------------------------------------------------------------------------------------------------------------------------
       2,925,000   Hempstead IDA (Engel Burman Senior Hsg.)                                6.250      11/01/2010          2,987,946
-----------------------------------------------------------------------------------------------------------------------------------
      18,825,000   Hempstead IDA (Engel Burman Senior Hsg.)                                6.750      11/01/2024         19,614,709
-----------------------------------------------------------------------------------------------------------------------------------
       1,285,000   Hempstead IDA (Franklin Hospital Medical Center)                        5.750      11/01/2008          1,286,439
-----------------------------------------------------------------------------------------------------------------------------------
       9,375,000   Hempstead IDA (Franklin Hospital Medical Center)                        6.375      11/01/2018          9,547,313
-----------------------------------------------------------------------------------------------------------------------------------
       9,010,000   Hempstead IDA (Franklin Hospital Medical Center)                        7.750      11/01/2022          9,919,379
-----------------------------------------------------------------------------------------------------------------------------------
       2,485,000   Hempstead IDA (Hungry Harbor Associates)                                8.000      05/01/2044          2,698,834
-----------------------------------------------------------------------------------------------------------------------------------
       5,680,000   Hempstead IDA (Hungry Harbor Associates)                                8.000      05/01/2044          5,685,339
-----------------------------------------------------------------------------------------------------------------------------------
       4,740,000   Hempstead IDA (Hungry Harbor Associates)                                8.000      05/01/2044          5,147,877
-----------------------------------------------------------------------------------------------------------------------------------
      12,455,000   Hempstead IDA (Hungry Harbor Associates)                                8.000      05/01/2044         13,526,753
-----------------------------------------------------------------------------------------------------------------------------------
       6,355,000   Hempstead IDA (South Shore Y JCC)                                       6.750      11/01/2024          6,357,542


                         28 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
-----------------------------------------------------------------------------------------------------------------------------------
$      4,310,000   Herkimer County IDA (Burrows Paper) 1                                   8.000%     01/01/2009   $      4,299,139
-----------------------------------------------------------------------------------------------------------------------------------
       3,225,000   Herkimer County IDA (Folts Adult Home)                                  5.500      03/20/2040          3,619,869
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Herkimer County IDA (Herkimer County College Foundation) 1              6.250      08/01/2034          1,085,430
-----------------------------------------------------------------------------------------------------------------------------------
       1,285,000   Herkimer County IDA (Herkimer County College Foundation) 1              6.400      11/01/2020          1,362,036
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   Herkimer County IDA (Herkimer County College Foundation) 1              6.500      11/01/2030          2,108,840
-----------------------------------------------------------------------------------------------------------------------------------
         235,000   Herkimer Hsg. Authority                                                 7.150      03/01/2011            235,503
-----------------------------------------------------------------------------------------------------------------------------------
         990,000   Hudson IDA (Have, Inc.)                                                 8.125      12/01/2017          1,003,751
-----------------------------------------------------------------------------------------------------------------------------------
       1,255,000   Hudson IDA (Hudson Fabrics)                                             6.750      11/01/2024          1,297,770
-----------------------------------------------------------------------------------------------------------------------------------
      45,000,000   Hudson Yards Infrastructure Corp.                                       4.500      02/15/2047         44,914,950
-----------------------------------------------------------------------------------------------------------------------------------
      54,500,000   Hudson Yards Infrastructure Corp.                                       5.000      02/15/2047         58,036,505
-----------------------------------------------------------------------------------------------------------------------------------
     171,500,000   Hudson Yards Infrastructure Corp. 7                                     5.000      02/15/2047        181,467,580
-----------------------------------------------------------------------------------------------------------------------------------
         145,000   Huntington Hsg. Authority (GJSR)                                        5.875      05/01/2019            149,199
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Huntington Hsg. Authority (GJSR)                                        6.000      05/01/2029          1,034,050
-----------------------------------------------------------------------------------------------------------------------------------
       8,500,000   Huntington Hsg. Authority (GJSR)                                        6.000      05/01/2039          8,768,090
-----------------------------------------------------------------------------------------------------------------------------------
         795,000   Islip IDA (Leeway School)                                               9.000      08/01/2021            797,584
-----------------------------------------------------------------------------------------------------------------------------------
      17,985,000   Islip IDA (Southside Hospital Civic Facilities)                         7.750      12/01/2022         19,257,439
-----------------------------------------------------------------------------------------------------------------------------------
       9,695,000   Islip IDA (United Cerebral Palsy Assoc.) 7                              6.250      12/01/2031          9,688,214
-----------------------------------------------------------------------------------------------------------------------------------
       1,125,000   Islip IDA (United Cerebral Palsy Assoc.)                                6.250      12/01/2031          1,125,394
-----------------------------------------------------------------------------------------------------------------------------------
       1,100,000   Islip Res Rec, Series E 1                                               5.750      07/01/2020          1,220,593
-----------------------------------------------------------------------------------------------------------------------------------
       1,315,000   Islip Res Rec, Series E 1                                               5.750      07/01/2021          1,460,952
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Islip Res Rec, Series E 1                                               5.750      07/01/2023          1,111,680
-----------------------------------------------------------------------------------------------------------------------------------
       3,000,000   Kenmore Hsg. Authority (SUNY at Buffalo)                                5.500      08/01/2024          3,160,230
-----------------------------------------------------------------------------------------------------------------------------------
      11,645,000   L.I. Power Authority, Series A 9                                        5.250      09/01/2028         12,467,555
-----------------------------------------------------------------------------------------------------------------------------------
         275,000   L.I. Power Authority, Series A                                          5.000      09/01/2027            287,433
-----------------------------------------------------------------------------------------------------------------------------------
      24,130,000   L.I. Power Authority, Series A                                          5.125      09/01/2029         25,082,170
-----------------------------------------------------------------------------------------------------------------------------------
          60,000   L.I. Power Authority, Series A                                          5.125      09/01/2029             62,951
-----------------------------------------------------------------------------------------------------------------------------------
       7,000,000   L.I. Power Authority, Series B 1                                        5.000      12/01/2035          7,401,100
-----------------------------------------------------------------------------------------------------------------------------------
       1,350,000   L.I. Power Authority, Series B                                          5.000      12/01/2035          1,435,982
-----------------------------------------------------------------------------------------------------------------------------------
      46,880,000   L.I. Power Authority, Series C 1                                        5.000      09/01/2035         49,622,949
-----------------------------------------------------------------------------------------------------------------------------------
      86,300,000   L.I. Power Authority, Series L                                          5.375      05/01/2033         92,272,823
-----------------------------------------------------------------------------------------------------------------------------------
         100,000   Lowville GO                                                             7.200      09/15/2012            116,552
-----------------------------------------------------------------------------------------------------------------------------------
         100,000   Lowville GO                                                             7.200      09/15/2013            118,761
-----------------------------------------------------------------------------------------------------------------------------------
         100,000   Lowville GO                                                             7.200      09/15/2014            120,905
-----------------------------------------------------------------------------------------------------------------------------------
       3,830,000   Lyons Community Health Initiatives Corp.                                5.550      09/01/2024          4,123,953
-----------------------------------------------------------------------------------------------------------------------------------
       4,305,000   Macleay Hsg. Corp. (Larchmont Woods)                                    8.500      01/01/2031          4,482,280
-----------------------------------------------------------------------------------------------------------------------------------
         750,000   Madison County IDA (Morrisville State College Foundation)               5.000      06/01/2028            798,975
-----------------------------------------------------------------------------------------------------------------------------------
       1,100,000   Madison County IDA (Morrisville State College Foundation)               5.000      06/01/2032          1,169,179


                         29 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      1,290,000   Madison County IDA (Oneida Healthcare Center)                           5.300%     02/01/2021   $      1,356,964
-----------------------------------------------------------------------------------------------------------------------------------
       5,500,000   Madison County IDA (Oneida Healthcare Center) 1                         5.350      02/01/2031          5,784,735
-----------------------------------------------------------------------------------------------------------------------------------
         690,000   Middleton IDA (Flanagan Design & Display)                               7.500      11/01/2018            723,320
-----------------------------------------------------------------------------------------------------------------------------------
       2,605,000   Middletown Hsg. Authority (Summitfield & Moore Heights)                 4.800      07/01/2039          2,613,883
-----------------------------------------------------------------------------------------------------------------------------------
       3,955,000   Middletown IDA (Southwinds Retirement Home)                             6.375      03/01/2018          4,027,574
-----------------------------------------------------------------------------------------------------------------------------------
         240,000   Middletown IDA (YMCA)                                                   6.250      11/01/2009            235,152
-----------------------------------------------------------------------------------------------------------------------------------
       1,255,000   Middletown IDA (YMCA)                                                   7.000      11/01/2019          1,183,427
-----------------------------------------------------------------------------------------------------------------------------------
         190,000   Monroe County COP                                                       8.050      01/01/2011            190,040
-----------------------------------------------------------------------------------------------------------------------------------
         645,000   Monroe County IDA (Canal Ponds)                                         7.000      06/15/2013            669,458
-----------------------------------------------------------------------------------------------------------------------------------
          50,000   Monroe County IDA (Cloverwood Senior Living)                            6.750      05/01/2023             49,798
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Monroe County IDA (Cloverwood Senior Living)                            6.875      05/01/2033            998,060
-----------------------------------------------------------------------------------------------------------------------------------
         997,549   Monroe County IDA (Cottrone Devel.)                                     9.500      12/01/2010          1,004,921
-----------------------------------------------------------------------------------------------------------------------------------
         950,000   Monroe County IDA (Dayton Rogers Manufacturing)                         6.100      12/01/2009            934,164
-----------------------------------------------------------------------------------------------------------------------------------
       4,325,000   Monroe County IDA (DePaul Community Facilities)                         5.875      02/01/2028          3,956,640
-----------------------------------------------------------------------------------------------------------------------------------
       5,320,000   Monroe County IDA (DePaul Community Facilities)                         5.950      08/01/2028          4,907,434
-----------------------------------------------------------------------------------------------------------------------------------
         805,000   Monroe County IDA (DePaul Community Facilities)                         6.450      02/01/2014            806,763
-----------------------------------------------------------------------------------------------------------------------------------
       1,285,000   Monroe County IDA (DePaul Community Facilities)                         6.500      02/01/2024          1,287,930
-----------------------------------------------------------------------------------------------------------------------------------
       4,485,000   Monroe County IDA (DePaul Properties)                                   6.150      09/01/2021          4,253,126
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Monroe County IDA (Highland Hospital of Rochester)                      5.000      08/01/2022          1,031,300
-----------------------------------------------------------------------------------------------------------------------------------
       1,250,000   Monroe County IDA (Highland Hospital of Rochester)                      5.000      08/01/2025          1,283,763
-----------------------------------------------------------------------------------------------------------------------------------
         535,000   Monroe County IDA (Melles Griot)                                        9.500      12/01/2009            543,009
-----------------------------------------------------------------------------------------------------------------------------------
         300,000   Monroe County IDA (Morrell/Morrell)                                     7.000      12/01/2007            300,141
-----------------------------------------------------------------------------------------------------------------------------------
       2,525,000   Monroe County IDA (Parma Senior Hsg. Assoc.)                            6.500      12/01/2042          2,561,284
-----------------------------------------------------------------------------------------------------------------------------------
       4,330,000   Monroe County IDA (Piano Works)                                         7.625      11/01/2016          4,447,776
-----------------------------------------------------------------------------------------------------------------------------------
       2,890,000   Monroe County IDA (Rochester Institute of Technology)                   5.375      04/01/2029          2,973,781
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Monroe County IDA (Southview Towers)                                    6.125      02/01/2020          1,069,680
-----------------------------------------------------------------------------------------------------------------------------------
       1,465,000   Monroe County IDA (St. John Fisher College)                             5.200      06/01/2019          1,553,090
-----------------------------------------------------------------------------------------------------------------------------------
       2,190,000   Monroe County IDA (St. John Fisher College)                             5.250      06/01/2026          2,321,488
-----------------------------------------------------------------------------------------------------------------------------------
       3,075,000   Monroe County IDA (St. John Fisher College)                             5.375      06/01/2024          3,220,540
-----------------------------------------------------------------------------------------------------------------------------------
       2,175,000   Monroe County IDA (Summit at Brighton)                                  5.375      07/01/2032          2,203,079
-----------------------------------------------------------------------------------------------------------------------------------
       3,660,000   Monroe County IDA (Summit at Brighton)                                  5.500      07/01/2027          3,758,966
-----------------------------------------------------------------------------------------------------------------------------------
         910,000   Monroe County IDA (Volunteers of America)                               5.700      08/01/2018            925,570
-----------------------------------------------------------------------------------------------------------------------------------
       2,745,000   Monroe County IDA (Volunteers of America)                               5.750      08/01/2028          2,769,678
-----------------------------------------------------------------------------------------------------------------------------------
     650,000,000   Monroe County Tobacco Asset Securitization Corp. (TASC)                 7.701 3    06/01/2061         11,667,500
-----------------------------------------------------------------------------------------------------------------------------------
       2,265,000   Monroe Newpower Corp.                                                   5.500      01/01/2034          2,380,877
-----------------------------------------------------------------------------------------------------------------------------------
         580,000   Monroe Newpower Corp.                                                   5.625      01/01/2026            615,450
-----------------------------------------------------------------------------------------------------------------------------------
         500,000   Mount Vernon IDA (Kings Court)                                          5.200      12/01/2033            512,095
-----------------------------------------------------------------------------------------------------------------------------------
       3,275,000   Mount Vernon IDA (Macedonia Towers) 1                                   5.200      12/01/2033          3,354,222
-----------------------------------------------------------------------------------------------------------------------------------
       2,295,000   Mount Vernon IDA (Meadowview)                                           6.150      06/01/2019          2,375,463
-----------------------------------------------------------------------------------------------------------------------------------
       2,600,000   Mount Vernon IDA (Meadowview)                                           6.200      06/01/2029          2,677,948


                         30 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     15,895,000   MTA Service Contract, Series A 1                                        5.125%     01/01/2024   $     16,883,669
-----------------------------------------------------------------------------------------------------------------------------------
     162,430,000   MTA Service Contract, Series A                                          5.125      01/01/2029        171,626,787
-----------------------------------------------------------------------------------------------------------------------------------
      20,000,000   MTA Service Contract, Series A                                          5.750      07/01/2031         21,921,000
-----------------------------------------------------------------------------------------------------------------------------------
      33,275,000   MTA Service Contract, Series B                                          5.250      01/01/2031         35,118,768
-----------------------------------------------------------------------------------------------------------------------------------
      56,800,000   MTA, Series A 9                                                         5.000      11/15/2028         60,173,920
-----------------------------------------------------------------------------------------------------------------------------------
       8,500,000   MTA, Series A 9                                                         5.000      11/15/2032          8,963,718
-----------------------------------------------------------------------------------------------------------------------------------
      71,575,000   MTA, Series A 9                                                         5.000      11/15/2030         75,115,073
-----------------------------------------------------------------------------------------------------------------------------------
       8,400,000   MTA, Series A 9                                                         4.500      11/15/2034          8,427,720
-----------------------------------------------------------------------------------------------------------------------------------
       7,650,000   MTA, Series A 9                                                         5.000      11/15/2020          8,066,800
-----------------------------------------------------------------------------------------------------------------------------------
       8,895,000   MTA, Series A 9                                                         5.125      01/01/2024          9,447,336
-----------------------------------------------------------------------------------------------------------------------------------
      32,000,000   MTA, Series A                                                           5.000      11/15/2030         33,583,040
-----------------------------------------------------------------------------------------------------------------------------------
      14,500,000   MTA, Series A                                                           5.000      11/15/2031         15,435,395
-----------------------------------------------------------------------------------------------------------------------------------
          20,000   MTA, Series A                                                           5.000      11/15/2032             21,216
-----------------------------------------------------------------------------------------------------------------------------------
      64,655,000   MTA, Series A 1                                                         5.000      11/15/2035         68,503,266
-----------------------------------------------------------------------------------------------------------------------------------
      42,295,000   MTA, Series A                                                           5.125      11/15/2031         44,718,081
-----------------------------------------------------------------------------------------------------------------------------------
       6,000,000   MTA, Series B 1                                                         4.750      11/15/2026          6,252,000
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   MTA, Series B                                                           5.000      01/01/2031             26,288
-----------------------------------------------------------------------------------------------------------------------------------
      54,900,000   MTA, Series B                                                           5.000      11/15/2031         58,019,967
-----------------------------------------------------------------------------------------------------------------------------------
      20,080,000   MTA, Series B                                                           5.250      11/15/2032         21,985,793
-----------------------------------------------------------------------------------------------------------------------------------
      34,845,000   MTA, Series E                                                           5.250      11/15/2031         37,067,414
-----------------------------------------------------------------------------------------------------------------------------------
       3,500,000   MTA, Series F                                                           5.000      11/15/2030          3,701,565
-----------------------------------------------------------------------------------------------------------------------------------
     146,990,000   MTA, Series F                                                           5.000      11/15/2035        155,009,774
-----------------------------------------------------------------------------------------------------------------------------------
      30,000,000   MTA, Series F 9                                                         5.000      11/15/2031         31,636,650
-----------------------------------------------------------------------------------------------------------------------------------
         802,824   Municipal Assistance Corp. for Troy                                     5.733 3    07/15/2021            444,267
-----------------------------------------------------------------------------------------------------------------------------------
       1,218,573   Municipal Assistance Corp. for Troy 1                                   5.741 3    01/15/2022            658,809
-----------------------------------------------------------------------------------------------------------------------------------
         975,000   Nassau County IDA (ALIA-ACDS)                                           7.500      06/01/2015          1,054,628
-----------------------------------------------------------------------------------------------------------------------------------
       2,975,000   Nassau County IDA (ALIA-ACLD)                                           6.250      09/01/2022          3,089,835
-----------------------------------------------------------------------------------------------------------------------------------
         225,000   Nassau County IDA (ALIA-ACLD)                                           7.125      06/01/2017            243,225
-----------------------------------------------------------------------------------------------------------------------------------
         350,000   Nassau County IDA (ALIA-ACLD)                                           7.500      06/01/2015            378,585
-----------------------------------------------------------------------------------------------------------------------------------
       5,460,000   Nassau County IDA (ALIA-CSMR)                                           7.000      11/01/2016          5,888,337
-----------------------------------------------------------------------------------------------------------------------------------
       3,325,000   Nassau County IDA (ALIA-CSMR)                                           7.125      06/01/2017          3,594,325
-----------------------------------------------------------------------------------------------------------------------------------
       1,740,000   Nassau County IDA (ALIA-CSMR)                                           7.500      06/01/2015          1,882,106
-----------------------------------------------------------------------------------------------------------------------------------
         290,000   Nassau County IDA (ALIA-FREE)                                           7.125      06/01/2012            313,684
-----------------------------------------------------------------------------------------------------------------------------------
       2,145,000   Nassau County IDA (ALIA-FREE)                                           7.500      06/01/2015          2,320,182
-----------------------------------------------------------------------------------------------------------------------------------
       4,030,000   Nassau County IDA (ALIA-FREE)                                           8.150      06/01/2030          4,371,704
-----------------------------------------------------------------------------------------------------------------------------------
       6,415,000   Nassau County IDA (ALIA-FREE)                                           8.250      06/01/2032          7,089,345
-----------------------------------------------------------------------------------------------------------------------------------
         890,000   Nassau County IDA (ALIA-HH)                                             7.125      06/01/2017            959,438
-----------------------------------------------------------------------------------------------------------------------------------
         685,000   Nassau County IDA (ALIA-HHS)                                            7.125      06/01/2017            738,444
-----------------------------------------------------------------------------------------------------------------------------------
         220,000   Nassau County IDA (ALIA-LVH)                                            7.500      06/01/2015            237,967
-----------------------------------------------------------------------------------------------------------------------------------
         525,000   Nassau County IDA (CNGCS)                                               7.500      06/01/2030            567,877


                         31 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      2,245,000   Nassau County IDA (CNGCS)                                               8.150%     06/01/2030   $      2,442,650
-----------------------------------------------------------------------------------------------------------------------------------
       5,240,000   Nassau County IDA (Engel Burman Senior Hsg.)                            7.750      05/01/2047          5,456,779
-----------------------------------------------------------------------------------------------------------------------------------
       3,410,000   Nassau County IDA (Engel Burman Senior Hsg.)                            7.750      05/01/2047          3,551,072
-----------------------------------------------------------------------------------------------------------------------------------
       5,875,000   Nassau County IDA (Engel Burman Senior Hsg.)                            7.750      05/01/2047          6,118,049
-----------------------------------------------------------------------------------------------------------------------------------
       6,450,000   Nassau County IDA (Engel Burman Senior Hsg.)                            7.750      05/01/2047          6,716,837
-----------------------------------------------------------------------------------------------------------------------------------
       9,155,000   Nassau County IDA (Engel Burman Senior Hsg.)                            7.750      05/01/2047          9,533,742
-----------------------------------------------------------------------------------------------------------------------------------
       3,805,000   Nassau County IDA (Little Village School)                               7.500      12/01/2031          4,151,027
-----------------------------------------------------------------------------------------------------------------------------------
       3,535,000   Nassau County IDA (New York Water Service Corp.)                        5.000      12/01/2035          3,719,315
-----------------------------------------------------------------------------------------------------------------------------------
       2,290,000   Nassau County IDA (North Shore CFGA)                                    6.750      05/01/2024          2,336,876
-----------------------------------------------------------------------------------------------------------------------------------
       2,759,599   Nassau County IDA (Sharp International) 2,10                            7.375      12/01/2007                276
-----------------------------------------------------------------------------------------------------------------------------------
       1,752,588   Nassau County IDA (Sharp International) 2,10                            7.375      12/01/2007                175
-----------------------------------------------------------------------------------------------------------------------------------
       2,527,212   Nassau County IDA (Sharp International) 2,10                            7.875      12/01/2012                253
-----------------------------------------------------------------------------------------------------------------------------------
       1,597,663   Nassau County IDA (Sharp International) 2,10                            7.875      12/01/2012                160
-----------------------------------------------------------------------------------------------------------------------------------
       2,050,000   Nassau County IDA (United Cerebral Palsy)                               6.250      11/01/2014          2,058,036
-----------------------------------------------------------------------------------------------------------------------------------
      23,710,000   Nassau County IDA (Westbury Senior Living)                              7.900      11/01/2031         25,630,036
-----------------------------------------------------------------------------------------------------------------------------------
         765,000   Nassau County IDA, Series A-A                                           6.000      07/02/2021            779,306
-----------------------------------------------------------------------------------------------------------------------------------
       7,965,000   Nassau County IDA, Series A-B                                           6.000      07/01/2021          8,113,946
-----------------------------------------------------------------------------------------------------------------------------------
         715,000   Nassau County IDA, Series A-C                                           6.000      07/01/2021            728,371
-----------------------------------------------------------------------------------------------------------------------------------
         815,000   Nassau County IDA, Series A-D                                           6.000      07/01/2021            830,241
-----------------------------------------------------------------------------------------------------------------------------------
       1,675,000   Nassau County Interim Finance Authority 1                               5.125      11/15/2021          1,693,827
-----------------------------------------------------------------------------------------------------------------------------------
       3,000,000   Nassau County Tobacco Settlement Corp. 1                                0.000 8    06/01/2026          2,740,740
-----------------------------------------------------------------------------------------------------------------------------------
      79,000,000   Nassau County Tobacco Settlement Corp.                                  5.125      06/01/2046         81,256,240
-----------------------------------------------------------------------------------------------------------------------------------
      20,000,000   Nassau County Tobacco Settlement Corp.                                  5.820 3    06/01/2046          2,151,200
-----------------------------------------------------------------------------------------------------------------------------------
      75,975,000   Nassau County Tobacco Settlement Corp.                                  6.000 3    06/01/2046          7,535,960
-----------------------------------------------------------------------------------------------------------------------------------
     895,215,000   Nassau County Tobacco Settlement Corp.                                  6.400 3    06/01/2060         31,037,104
-----------------------------------------------------------------------------------------------------------------------------------
      40,000,000   Nassau County Tobacco Settlement Corp.                                  7.351 3    06/01/2060            884,400
-----------------------------------------------------------------------------------------------------------------------------------
      14,615,000   Nassau County Tobacco Settlement Corp. (TASC) 1                         5.000      06/01/2035         14,961,960
-----------------------------------------------------------------------------------------------------------------------------------
      40,000,000   Nassau County Tobacco Settlement Corp. (TASC) 9                         5.125      06/01/2046         41,142,600
-----------------------------------------------------------------------------------------------------------------------------------
       7,155,000   Nassau IDA (EBS North Hills LLC)                                        7.800      05/01/2045          7,666,583
-----------------------------------------------------------------------------------------------------------------------------------
       3,340,000   Nassau IDA (EBS North Hills LLC)                                        7.800      05/01/2045          3,578,810
-----------------------------------------------------------------------------------------------------------------------------------
       4,290,000   Nassau IDA (EBS North Hills LLC)                                        7.800      05/01/2045          4,596,735
-----------------------------------------------------------------------------------------------------------------------------------
       6,195,000   Nassau IDA (EBS North Hills LLC)                                        7.800      05/01/2045          6,581,754
-----------------------------------------------------------------------------------------------------------------------------------
       4,775,000   Nassau IDA (EBS North Hills LLC)                                        7.800      05/01/2045          5,116,413
-----------------------------------------------------------------------------------------------------------------------------------
       4,775,000   Nassau IDA (EBS North Hills LLC)                                        7.800      05/01/2045          5,116,413
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   New Hartford-Sunset Wood Funding Corp.                                  5.500      02/01/2029          2,097,700
-----------------------------------------------------------------------------------------------------------------------------------
      13,010,000   New Rochelle IDA (College of New Rochelle)                              5.250      07/01/2027         13,508,673
-----------------------------------------------------------------------------------------------------------------------------------
       6,235,000   New Rochelle IDA (College of New Rochelle)                              5.500      07/01/2019          6,531,350
-----------------------------------------------------------------------------------------------------------------------------------
       3,670,000   New Rochelle IDA (Soundview Apartments)                                 5.375      04/01/2036          3,857,354
-----------------------------------------------------------------------------------------------------------------------------------
       4,715,000   Newark-Wayne Community Hospital 1                                       5.875      01/15/2033          4,722,591
-----------------------------------------------------------------------------------------------------------------------------------
       2,195,000   Newark-Wayne Community Hospital 1                                       7.600      09/01/2015          2,198,205


                         32 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$        500,000   Niagara County IDA (Affinity Foxwood Place)                             5.000%     07/20/2038   $        510,210
-----------------------------------------------------------------------------------------------------------------------------------
       2,810,000   Niagara County IDA (Affinity Foxwood Place)                             5.000      07/20/2048          2,852,543
-----------------------------------------------------------------------------------------------------------------------------------
       3,300,000   Niagara County IDA (American Ref-Fuel Company) 1                        5.550      11/15/2024          3,448,434
-----------------------------------------------------------------------------------------------------------------------------------
       1,500,000   Niagara County IDA (Niagara University)                                 5.350      11/01/2023          1,611,960
-----------------------------------------------------------------------------------------------------------------------------------
       5,400,000   Niagara County IDA (Niagara University) 1                               5.400      11/01/2031          5,695,056
-----------------------------------------------------------------------------------------------------------------------------------
         850,000   Niagara County IDA (Sevenson Hotel)                                     6.600      05/01/2007            850,706
-----------------------------------------------------------------------------------------------------------------------------------
       6,500,000   Niagara County IDA (Solid Waste Disposal) 1                             5.625      11/15/2024          6,834,230
-----------------------------------------------------------------------------------------------------------------------------------
          20,000   Niagara County Tobacco Asset Securitization Corp.                       5.750      05/15/2022             20,970
-----------------------------------------------------------------------------------------------------------------------------------
       1,395,000   Niagara County Tobacco Asset Securitization Corp. 1                     6.250      05/15/2034          1,485,870
-----------------------------------------------------------------------------------------------------------------------------------
       6,295,000   Niagara County Tobacco Asset Securitization Corp.                       6.250      05/15/2040          6,705,056
-----------------------------------------------------------------------------------------------------------------------------------
         295,000   Niagara Frontier Transportation Authority
                   (Buffalo Niagara International Airport)                                 5.000      04/01/2028            299,986
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   Niagara Frontier Transportation Authority
                   (Buffalo Niagara International Airport)                                 5.625      04/01/2029             26,181
-----------------------------------------------------------------------------------------------------------------------------------
         715,000   North Babylon Volunteer Fire Company                                    5.750      08/01/2022            744,251
-----------------------------------------------------------------------------------------------------------------------------------
       1,555,000   North Country Devel. Authority (Clarkson University)                    5.500      07/01/2019          1,616,609
-----------------------------------------------------------------------------------------------------------------------------------
       3,145,000   North Country Devel. Authority (Clarkson University) 1                  5.500      07/01/2029          3,264,667
-----------------------------------------------------------------------------------------------------------------------------------
         135,000   North Tonawanda HDC (Bishop Gibbons Associates)                         6.800      12/15/2007            136,924
-----------------------------------------------------------------------------------------------------------------------------------
       3,295,000   North Tonawanda HDC (Bishop Gibbons Associates)                         7.375      12/15/2021          3,746,942
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   Nunda GO                                                                8.000      05/01/2010             27,787
-----------------------------------------------------------------------------------------------------------------------------------
      86,885,000   NY Convention Center Devel. Corp. (Hotel Unit Fee)                      5.000      11/15/2044         91,717,544
-----------------------------------------------------------------------------------------------------------------------------------
         315,000   NY Counties Tobacco Trust I                                             6.500      06/01/2035            338,212
-----------------------------------------------------------------------------------------------------------------------------------
       1,295,000   NY Counties Tobacco Trust I (TASC) Fixed Receipts                       6.225      06/01/2028          1,381,584
-----------------------------------------------------------------------------------------------------------------------------------
      11,640,000   NY Counties Tobacco Trust I 9                                           6.250      06/01/2028         12,418,173
-----------------------------------------------------------------------------------------------------------------------------------
       5,920,000   NY Counties Tobacco Trust I 9                                           6.500      06/01/2035          6,356,274
-----------------------------------------------------------------------------------------------------------------------------------
      19,230,000   NY Counties Tobacco Trust I P-Floats 9                                  6.250      12/01/2022         20,786,284
-----------------------------------------------------------------------------------------------------------------------------------
      29,805,000   NY Counties Tobacco Trust II 9                                          5.625      06/01/2035         31,274,438
-----------------------------------------------------------------------------------------------------------------------------------
      53,855,000   NY Counties Tobacco Trust II 9                                          5.750      06/01/2043         56,732,565
-----------------------------------------------------------------------------------------------------------------------------------
         245,000   NY Counties Tobacco Trust III                                           6.000      06/01/2043            264,808
-----------------------------------------------------------------------------------------------------------------------------------
       7,000,000   NY Counties Tobacco Trust IV                                            5.000      06/01/2038          7,141,960
-----------------------------------------------------------------------------------------------------------------------------------
       2,235,000   NY Counties Tobacco Trust IV 1                                          5.000      06/01/2042          2,274,113
-----------------------------------------------------------------------------------------------------------------------------------
     131,335,000   NY Counties Tobacco Trust IV                                            5.920 3    06/01/2050         10,724,816
-----------------------------------------------------------------------------------------------------------------------------------
     304,690,000   NY Counties Tobacco Trust IV                                            6.395 3    06/01/2055         14,655,589
-----------------------------------------------------------------------------------------------------------------------------------
     608,700,000   NY Counties Tobacco Trust IV                                            6.816 3    06/01/2060         17,110,557
-----------------------------------------------------------------------------------------------------------------------------------
      82,500,000   NY Counties Tobacco Trust IV (TASC)                                     0.000 8    06/01/2041         68,159,850
-----------------------------------------------------------------------------------------------------------------------------------
      82,500,000   NY Counties Tobacco Trust IV (TASC)                                     6.650      06/01/2041         14,435,850
-----------------------------------------------------------------------------------------------------------------------------------
      45,025,000   NY Counties Tobacco Trust IV 9                                          5.000      06/01/2042         45,812,850
-----------------------------------------------------------------------------------------------------------------------------------
      31,605,000   NY Counties Tobacco Trust IV 9                                          5.000      06/01/2045         32,162,375
-----------------------------------------------------------------------------------------------------------------------------------
     212,995,000   NY Counties Tobacco Trust V                                             6.043 3    06/01/2038         34,873,671


                         33 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$    522,925,000   NY Counties Tobacco Trust V                                             6.147 %3   06/01/2050   $     39,721,383
-----------------------------------------------------------------------------------------------------------------------------------
     643,195,000   NY Counties Tobacco Trust V                                             6.850 3    06/01/2055         25,952,918
-----------------------------------------------------------------------------------------------------------------------------------
   3,845,000,000   NY Counties Tobacco Trust V                                             7.846 3    06/01/2060         69,248,450
-----------------------------------------------------------------------------------------------------------------------------------
       2,500,000   NY Liberty Devel. Corp. (National Sports Museum)                        6.125      02/15/2019          2,649,600
-----------------------------------------------------------------------------------------------------------------------------------
      15,770,000   NY TSASC, Inc. (TFABs)                                                  5.125      06/01/2042         16,220,391
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   NYC GO                                                                  0.000 8    03/15/2029             22,614
-----------------------------------------------------------------------------------------------------------------------------------
          15,000   NYC GO                                                                  5.000      06/01/2020             15,936
-----------------------------------------------------------------------------------------------------------------------------------
           5,000   NYC GO                                                                  5.000      03/15/2021              5,137
-----------------------------------------------------------------------------------------------------------------------------------
       5,000,000   NYC GO                                                                  5.000      06/01/2022          5,293,850
-----------------------------------------------------------------------------------------------------------------------------------
         900,000   NYC GO                                                                  5.000      08/01/2022            953,766
-----------------------------------------------------------------------------------------------------------------------------------
       5,000,000   NYC GO                                                                  5.000      03/01/2023          5,282,850
-----------------------------------------------------------------------------------------------------------------------------------
       5,000,000   NYC GO                                                                  5.000      06/01/2023          5,318,450
-----------------------------------------------------------------------------------------------------------------------------------
       5,000,000   NYC GO                                                                  5.000      08/01/2023          5,309,150
-----------------------------------------------------------------------------------------------------------------------------------
       7,500,000   NYC GO                                                                  5.000      09/01/2023          7,945,875
-----------------------------------------------------------------------------------------------------------------------------------
       6,000,000   NYC GO                                                                  5.000      03/01/2024          6,335,160
-----------------------------------------------------------------------------------------------------------------------------------
      12,400,000   NYC GO                                                                  5.000      04/01/2024         13,168,180
-----------------------------------------------------------------------------------------------------------------------------------
       9,305,000   NYC GO                                                                  5.000      08/01/2024          9,873,070
-----------------------------------------------------------------------------------------------------------------------------------
       5,000,000   NYC GO                                                                  5.000      08/01/2024          5,291,300
-----------------------------------------------------------------------------------------------------------------------------------
       2,650,000   NYC GO                                                                  5.000      09/01/2024          2,805,582
-----------------------------------------------------------------------------------------------------------------------------------
       8,250,000   NYC GO 7                                                                5.000      01/01/2025          8,781,135
-----------------------------------------------------------------------------------------------------------------------------------
      12,155,000   NYC GO 7                                                                5.000      02/01/2025         12,942,401
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   NYC GO                                                                  5.000      03/01/2025             26,069
-----------------------------------------------------------------------------------------------------------------------------------
      15,620,000   NYC GO                                                                  5.000      04/01/2025         16,562,979
-----------------------------------------------------------------------------------------------------------------------------------
      17,515,000   NYC GO                                                                  5.000      06/01/2025         18,588,494
-----------------------------------------------------------------------------------------------------------------------------------
       5,700,000   NYC GO                                                                  5.000      08/01/2025          6,039,150
-----------------------------------------------------------------------------------------------------------------------------------
      51,105,000   NYC GO                                                                  5.000      08/01/2025         54,282,198
-----------------------------------------------------------------------------------------------------------------------------------
       5,000,000   NYC GO                                                                  5.000      09/01/2025          5,286,100
-----------------------------------------------------------------------------------------------------------------------------------
       3,205,000   NYC GO                                                                  5.000      11/01/2025          3,377,846
-----------------------------------------------------------------------------------------------------------------------------------
       4,500,000   NYC GO 7                                                                5.000      01/01/2026          4,782,150
-----------------------------------------------------------------------------------------------------------------------------------
       2,655,000   NYC GO 7                                                                5.000      02/01/2026          2,822,504
-----------------------------------------------------------------------------------------------------------------------------------
       3,000,000   NYC GO                                                                  5.000      04/01/2026          3,160,440
-----------------------------------------------------------------------------------------------------------------------------------
      22,025,000   NYC GO                                                                  5.000      04/01/2026         23,320,070
-----------------------------------------------------------------------------------------------------------------------------------
       6,965,000   NYC GO                                                                  5.000      06/01/2026          7,380,741
-----------------------------------------------------------------------------------------------------------------------------------
       8,760,000   NYC GO                                                                  5.000      08/01/2026          9,267,642
-----------------------------------------------------------------------------------------------------------------------------------
      23,705,000   NYC GO                                                                  5.000      08/01/2026         25,140,338
-----------------------------------------------------------------------------------------------------------------------------------
       3,600,000   NYC GO                                                                  5.000      08/01/2027          3,800,268
-----------------------------------------------------------------------------------------------------------------------------------
       2,500,000   NYC GO                                                                  5.000      08/01/2028          2,641,025
-----------------------------------------------------------------------------------------------------------------------------------
      30,000,000   NYC GO                                                                  5.000      08/01/2028         31,767,900


                         34 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$        110,000   NYC GO                                                                  5.000%     08/15/2028   $        112,314
-----------------------------------------------------------------------------------------------------------------------------------
       6,000,000   NYC GO                                                                  5.000      11/01/2028          6,307,200
-----------------------------------------------------------------------------------------------------------------------------------
         395,000   NYC GO                                                                  5.000      03/15/2029            404,804
-----------------------------------------------------------------------------------------------------------------------------------
          20,000   NYC GO                                                                  5.000      03/15/2029             20,539
-----------------------------------------------------------------------------------------------------------------------------------
       8,000,000   NYC GO                                                                  5.000      06/01/2029          8,464,800
-----------------------------------------------------------------------------------------------------------------------------------
         290,000   NYC GO                                                                  5.000      10/15/2029            302,789
-----------------------------------------------------------------------------------------------------------------------------------
      74,735,000   NYC GO                                                                  5.000      03/01/2030         78,529,296
-----------------------------------------------------------------------------------------------------------------------------------
      20,000,000   NYC GO                                                                  5.000      04/01/2030         21,024,000
-----------------------------------------------------------------------------------------------------------------------------------
      46,570,000   NYC GO                                                                  5.000      06/01/2030         48,989,312
-----------------------------------------------------------------------------------------------------------------------------------
      37,840,000   NYC GO                                                                  5.000      08/01/2030         39,832,276
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   NYC GO                                                                  5.000      08/01/2030          2,110,340
-----------------------------------------------------------------------------------------------------------------------------------
      16,905,000   NYC GO                                                                  5.000      06/01/2031         17,860,302
-----------------------------------------------------------------------------------------------------------------------------------
      25,910,000   NYC GO                                                                  5.000      08/01/2031         27,394,902
-----------------------------------------------------------------------------------------------------------------------------------
          60,000   NYC GO                                                                  5.000      03/01/2033             62,368
-----------------------------------------------------------------------------------------------------------------------------------
      55,475,000   NYC GO                                                                  5.000      06/01/2033         58,333,072
-----------------------------------------------------------------------------------------------------------------------------------
         115,000   NYC GO                                                                  5.000      10/15/2033            119,934
-----------------------------------------------------------------------------------------------------------------------------------
      12,455,000   NYC GO                                                                  5.000      12/01/2033         13,064,548
-----------------------------------------------------------------------------------------------------------------------------------
      53,750,000   NYC GO                                                                  5.000      11/01/2034         56,428,900
-----------------------------------------------------------------------------------------------------------------------------------
      30,000,000   NYC GO                                                                  5.000      03/01/2035         31,506,300
-----------------------------------------------------------------------------------------------------------------------------------
      34,405,000   NYC GO                                                                  5.000      04/01/2035         36,146,925
-----------------------------------------------------------------------------------------------------------------------------------
       5,400,000   NYC GO                                                                  5.000      08/01/2035          5,682,744
-----------------------------------------------------------------------------------------------------------------------------------
       4,605,000   NYC GO                                                                  5.000      08/01/2036          4,868,913
-----------------------------------------------------------------------------------------------------------------------------------
          60,000   NYC GO                                                                  5.100      11/01/2019             63,164
-----------------------------------------------------------------------------------------------------------------------------------
       5,285,000   NYC GO                                                                  5.100      08/15/2027          5,578,687
-----------------------------------------------------------------------------------------------------------------------------------
       1,955,000   NYC GO                                                                  5.250      08/01/2021          1,993,103
-----------------------------------------------------------------------------------------------------------------------------------
       3,710,000   NYC GO                                                                  5.250      10/15/2021          3,977,602
-----------------------------------------------------------------------------------------------------------------------------------
         265,000   NYC GO                                                                  5.250      08/15/2023            272,855
-----------------------------------------------------------------------------------------------------------------------------------
         530,000   NYC GO                                                                  5.250      08/01/2024            542,333
-----------------------------------------------------------------------------------------------------------------------------------
           5,000   NYC GO                                                                  5.250      08/01/2024              5,140
-----------------------------------------------------------------------------------------------------------------------------------
       3,875,000   NYC GO                                                                  5.250      06/01/2027          4,188,294
-----------------------------------------------------------------------------------------------------------------------------------
      29,610,000   NYC GO                                                                  5.250      06/01/2027         31,242,103
-----------------------------------------------------------------------------------------------------------------------------------
       4,085,000   NYC GO                                                                  5.250      06/01/2028          4,344,193
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYC GO                                                                  5.250      09/15/2033          1,065,300
-----------------------------------------------------------------------------------------------------------------------------------
       1,735,000   NYC GO                                                                  5.375      08/01/2017          1,766,542
-----------------------------------------------------------------------------------------------------------------------------------
           5,000   NYC GO                                                                  5.375      12/01/2026              5,304
-----------------------------------------------------------------------------------------------------------------------------------
          15,000   NYC GO                                                                  5.375      03/01/2027             16,431
-----------------------------------------------------------------------------------------------------------------------------------
           5,000   NYC GO                                                                  5.375      03/01/2027              5,354
-----------------------------------------------------------------------------------------------------------------------------------
         515,000   NYC GO                                                                  5.375      08/01/2027            530,852
-----------------------------------------------------------------------------------------------------------------------------------
      37,945,000   NYC GO                                                                  5.375      06/01/2032         40,321,875
-----------------------------------------------------------------------------------------------------------------------------------
      11,500,000   NYC GO                                                                  5.500      08/01/2020         12,521,315


                         35 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     11,860,000   NYC GO                                                                  5.500%     08/01/2021   $     12,906,052
-----------------------------------------------------------------------------------------------------------------------------------
         405,000   NYC GO                                                                  5.500      06/01/2028            442,689
-----------------------------------------------------------------------------------------------------------------------------------
         850,000   NYC GO                                                                  5.500      06/01/2028            909,815
-----------------------------------------------------------------------------------------------------------------------------------
           5,000   NYC GO                                                                  5.500      12/01/2031              5,357
-----------------------------------------------------------------------------------------------------------------------------------
       4,155,000   NYC GO                                                                  5.500      12/01/2031          4,512,953
-----------------------------------------------------------------------------------------------------------------------------------
       3,705,000   NYC GO                                                                  5.500      11/15/2037          3,793,253
-----------------------------------------------------------------------------------------------------------------------------------
           5,000   NYC GO                                                                  5.950      08/01/2014              5,210
-----------------------------------------------------------------------------------------------------------------------------------
      12,880,000   NYC GO                                                                  6.000      01/15/2021         14,331,061
-----------------------------------------------------------------------------------------------------------------------------------
          40,000   NYC GO                                                                  6.154 3    10/01/2012             32,281
-----------------------------------------------------------------------------------------------------------------------------------
         200,000   NYC GO                                                                  6.343 3    05/15/2012            163,520
-----------------------------------------------------------------------------------------------------------------------------------
         335,000   NYC GO                                                                  6.350      05/15/2014            349,432
-----------------------------------------------------------------------------------------------------------------------------------
          20,000   NYC GO                                                                  7.000      02/01/2010             20,054
-----------------------------------------------------------------------------------------------------------------------------------
          15,000   NYC GO                                                                  7.250      08/15/2024             15,041
-----------------------------------------------------------------------------------------------------------------------------------
           5,000   NYC GO                                                                  7.750      08/15/2028              5,024
-----------------------------------------------------------------------------------------------------------------------------------
         100,000   NYC GO DIAMONDS                                                         0.000 8    08/01/2025             98,269
-----------------------------------------------------------------------------------------------------------------------------------
         150,000   NYC GO PRAMS                                                            0.000 8    08/01/2022            147,462
-----------------------------------------------------------------------------------------------------------------------------------
         837,000   NYC GO RIBS                                                             8.170 6    08/12/2010            840,306
-----------------------------------------------------------------------------------------------------------------------------------
         837,000   NYC GO RIBS                                                             8.170 6    09/01/2011            840,381
-----------------------------------------------------------------------------------------------------------------------------------
       1,045,000   NYC HDC (Barclay Avenue)                                                6.450      04/01/2017          1,063,308
-----------------------------------------------------------------------------------------------------------------------------------
       4,055,000   NYC HDC (Barclay Avenue)                                                6.600      04/01/2033          4,128,396
-----------------------------------------------------------------------------------------------------------------------------------
         274,864   NYC HDC (Bay Towers)                                                    6.500      08/15/2017            275,343
-----------------------------------------------------------------------------------------------------------------------------------
          59,051   NYC HDC (Beekman)                                                       6.500      10/15/2017             59,680
-----------------------------------------------------------------------------------------------------------------------------------
         348,420   NYC HDC (Bridgeview III)                                                6.500      12/15/2017            366,671
-----------------------------------------------------------------------------------------------------------------------------------
         984,938   NYC HDC (Cadman Towers)                                                 6.500      11/15/2018          1,036,519
-----------------------------------------------------------------------------------------------------------------------------------
         140,122   NYC HDC (Candia House)                                                  6.500      06/15/2018            147,441
-----------------------------------------------------------------------------------------------------------------------------------
         232,801   NYC HDC (Contello III)                                                  7.000      12/15/2018            245,042
-----------------------------------------------------------------------------------------------------------------------------------
         823,919   NYC HDC (Court Plaza)                                                   6.500      08/15/2017            825,352
-----------------------------------------------------------------------------------------------------------------------------------
       2,727,822   NYC HDC (East Midtown Plaza)                                            6.500      11/15/2018          2,732,541
-----------------------------------------------------------------------------------------------------------------------------------
          63,394   NYC HDC (Essex Terrace)                                                 6.500      07/15/2018             63,498
-----------------------------------------------------------------------------------------------------------------------------------
         374,080   NYC HDC (Forest Park Crescent)                                          6.500      12/15/2017            393,626
-----------------------------------------------------------------------------------------------------------------------------------
         301,442   NYC HDC (Kingsbridge Arms)                                              6.500      08/15/2017            301,966
-----------------------------------------------------------------------------------------------------------------------------------
       3,450,000   NYC HDC (Linden Boulevard Apartments)                                   4.750      01/15/2039          3,464,421
..-----------------------------------------------------------------------------------------------------------------------------------
       3,365,000   NYC HDC (Multifamily Hsg.)                                              4.750      11/01/2035          3,417,023
-----------------------------------------------------------------------------------------------------------------------------------
       3,185,000   NYC HDC (Multifamily Hsg.)                                              5.050      11/01/2039          3,257,268
-----------------------------------------------------------------------------------------------------------------------------------
       8,500,000   NYC HDC (Multifamily Hsg.)                                              5.250      11/01/2030          8,956,620
-----------------------------------------------------------------------------------------------------------------------------------
       3,000,000   NYC HDC (Multifamily Hsg.), Series A                                    5.500      11/01/2034          3,115,530
-----------------------------------------------------------------------------------------------------------------------------------
      10,470,000   NYC HDC (Multifamily Hsg.), Series A                                    5.600      11/01/2042         10,890,161
-----------------------------------------------------------------------------------------------------------------------------------
      31,900,000   NYC HDC (Multifamily Hsg.), Series B 7                                  5.350      05/01/2049         33,963,930
-----------------------------------------------------------------------------------------------------------------------------------
      11,250,000   NYC HDC (Multifamily Hsg.), Series C                                    5.050      11/01/2036         11,788,425


                         36 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      8,365,000   NYC HDC (Multifamily Hsg.), Series C                                    5.125%     05/01/2040   $      8,671,243
-----------------------------------------------------------------------------------------------------------------------------------
         385,000   NYC HDC (Multifamily Hsg.), Series C                                    5.700      05/01/2031            398,340
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYC HDC (Multifamily Hsg.), Series E                                    5.200      11/01/2033          1,029,220
-----------------------------------------------------------------------------------------------------------------------------------
      11,000,000   NYC HDC (Multifamily Hsg.), Series E-1                                  4.950      11/01/2033         11,444,950
-----------------------------------------------------------------------------------------------------------------------------------
       2,155,000   NYC HDC (Multifamily Hsg.), Series F                                    5.200      11/01/2032          2,218,422
-----------------------------------------------------------------------------------------------------------------------------------
       3,515,000   NYC HDC (Multifamily Hsg.), Series G-1                                  4.750      11/01/2027          3,591,065
-----------------------------------------------------------------------------------------------------------------------------------
      11,930,000   NYC HDC (Multifamily Hsg.), Series G-1                                  4.875      11/01/2039         12,104,417
-----------------------------------------------------------------------------------------------------------------------------------
       1,345,000   NYC HDC (Multifamily Hsg.), Series H-2                                  5.200      11/01/2038          1,379,540
-----------------------------------------------------------------------------------------------------------------------------------
       3,400,000   NYC HDC (Multifamily Hsg.), Series H-2                                  5.250      05/01/2046          3,484,898
-----------------------------------------------------------------------------------------------------------------------------------
      15,510,000   NYC HDC (Multifamily Hsg.), Series I-2                                  5.200      11/01/2038         15,928,615
-----------------------------------------------------------------------------------------------------------------------------------
      15,000,000   NYC HDC (Progress of Peoples Devel.)                                    4.950      05/15/2036         15,337,800
-----------------------------------------------------------------------------------------------------------------------------------
       2,765,000   NYC HDC (Seaview Towers)                                                4.750      07/15/2039          2,775,258
-----------------------------------------------------------------------------------------------------------------------------------
         681,773   NYC HDC (Seaview Towers)                                                6.500      01/15/2018            717,382
-----------------------------------------------------------------------------------------------------------------------------------
         282,749   NYC HDC (St. Martin Tower)                                              6.500      11/15/2018            297,557
-----------------------------------------------------------------------------------------------------------------------------------
       1,297,660   NYC HDC (Tivoli Towers)                                                 6.500      01/15/2018          1,364,554
-----------------------------------------------------------------------------------------------------------------------------------
         193,351   NYC HDC (Westview Apartments)                                           6.500      10/15/2017            193,687
-----------------------------------------------------------------------------------------------------------------------------------
       2,750,000   NYC HDC, Series C                                                       5.000      11/01/2026          2,840,090
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYC Health & Hospital Corp.                                             5.375      02/15/2026          1,050,350
-----------------------------------------------------------------------------------------------------------------------------------
      23,500,000   NYC Health & Hospital Corp. 9                                           5.000      02/15/2020         24,333,545
-----------------------------------------------------------------------------------------------------------------------------------
       1,165,000   NYC IDA (A Very Special Place)                                          5.750      01/01/2029          1,169,567
-----------------------------------------------------------------------------------------------------------------------------------
       3,535,000   NYC IDA (Acme Architectural Products)                                   6.375      11/01/2019          3,554,407
-----------------------------------------------------------------------------------------------------------------------------------
      33,475,000   NYC IDA (AIRIS JFK I/JFK International Airport)                         5.500      07/01/2028         34,585,366
-----------------------------------------------------------------------------------------------------------------------------------
      20,745,000   NYC IDA (AIRIS JFK I/JFK International Airport)                         6.000      07/01/2027         21,444,729
-----------------------------------------------------------------------------------------------------------------------------------
         280,000   NYC IDA (Allied Metal)                                                  6.375      12/01/2014            286,227
-----------------------------------------------------------------------------------------------------------------------------------
         940,000   NYC IDA (Allied Metal)                                                  7.125      12/01/2027            969,920
-----------------------------------------------------------------------------------------------------------------------------------
       3,250,000   NYC IDA (Amboy Properties)                                              6.750      06/01/2020          3,195,140
-----------------------------------------------------------------------------------------------------------------------------------
       2,595,000   NYC IDA (American Airlines) 1                                           5.400      07/01/2019          2,491,330
-----------------------------------------------------------------------------------------------------------------------------------
      30,035,000   NYC IDA (American Airlines)                                             5.400      07/01/2020         29,002,096
-----------------------------------------------------------------------------------------------------------------------------------
      38,870,000   NYC IDA (American Airlines)                                             6.900      08/01/2024         39,282,022
-----------------------------------------------------------------------------------------------------------------------------------
     331,800,000   NYC IDA (American Airlines)                                             8.500      08/01/2028        395,319,792
-----------------------------------------------------------------------------------------------------------------------------------
       3,530,000   NYC IDA (American National Red Cross)                                   5.000      02/01/2036          3,745,507
-----------------------------------------------------------------------------------------------------------------------------------
         250,000   NYC IDA (Atlantic Paste & Glue Company)                                 6.000      11/01/2007            250,633
-----------------------------------------------------------------------------------------------------------------------------------
       4,620,000   NYC IDA (Atlantic Paste & Glue Company)                                 6.625      11/01/2019          4,726,814
-----------------------------------------------------------------------------------------------------------------------------------
       1,160,000   NYC IDA (Atlantic Veal & Lamb)                                          8.375      12/01/2016          1,203,709
-----------------------------------------------------------------------------------------------------------------------------------
         535,000   NYC IDA (Baco Enterprises)                                              7.500      11/01/2011            556,587
-----------------------------------------------------------------------------------------------------------------------------------
       1,685,000   NYC IDA (Baco Enterprises)                                              8.500      11/01/2021          1,792,149
-----------------------------------------------------------------------------------------------------------------------------------
          80,000   NYC IDA (Bark Frameworks)                                               6.000      11/01/2007             79,508
-----------------------------------------------------------------------------------------------------------------------------------
       1,500,000   NYC IDA (Bark Frameworks)                                               6.750      11/01/2019          1,448,730
-----------------------------------------------------------------------------------------------------------------------------------
      10,705,000   NYC IDA (Berkeley Carroll School)                                       6.100      11/01/2028         10,727,481
-----------------------------------------------------------------------------------------------------------------------------------
       5,500,000   NYC IDA (Beth Abraham Health Services)                                  6.500      02/15/2022          5,962,825


                         37 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      1,035,000   NYC IDA (Beth Abraham Health Services)                                  6.500%     11/15/2027   $      1,123,731
-----------------------------------------------------------------------------------------------------------------------------------
       4,220,000   NYC IDA (Beth Abraham Health Services)                                  6.500      11/15/2034          4,552,283
-----------------------------------------------------------------------------------------------------------------------------------
      50,240,000   NYC IDA (British Airways)                                               5.250      12/01/2032         49,808,941
-----------------------------------------------------------------------------------------------------------------------------------
      34,165,000   NYC IDA (British Airways)                                               7.625      12/01/2032         38,415,468
-----------------------------------------------------------------------------------------------------------------------------------
      85,800,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                      5.650      10/01/2028         86,616,816
-----------------------------------------------------------------------------------------------------------------------------------
     143,510,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                      5.750      10/01/2036        145,323,966
-----------------------------------------------------------------------------------------------------------------------------------
      21,115,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                      6.200      10/01/2022         22,913,365
-----------------------------------------------------------------------------------------------------------------------------------
      16,205,000   NYC IDA (Calhoun School)                                                6.625      12/01/2034         17,246,819
-----------------------------------------------------------------------------------------------------------------------------------
       4,145,000   NYC IDA (Calhoun School)                                                6.625      12/01/2034          4,444,518
-----------------------------------------------------------------------------------------------------------------------------------
       2,895,000   NYC IDA (Center for Elimination of Family Violence)                     7.375      11/01/2036          2,951,771
-----------------------------------------------------------------------------------------------------------------------------------
       3,600,000   NYC IDA (Center for Nursing/Rehabilitation)                             5.375      08/01/2027          3,605,580
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYC IDA (Center for Nursing/Rehabilitation)                             5.375      08/01/2027          1,001,550
-----------------------------------------------------------------------------------------------------------------------------------
      29,135,000   NYC IDA (Chapin School)                                                 5.000      11/01/2038         29,111,401
-----------------------------------------------------------------------------------------------------------------------------------
       2,235,000   NYC IDA (Chardan Corp.)                                                 7.750      11/01/2020          2,251,986
-----------------------------------------------------------------------------------------------------------------------------------
       2,500,000   NYC IDA (College of Aeronautics)                                        5.450      05/01/2018          2,602,275
-----------------------------------------------------------------------------------------------------------------------------------
       9,600,000   NYC IDA (College of Aeronautics)                                        5.500      05/01/2028          9,998,880
-----------------------------------------------------------------------------------------------------------------------------------
       2,505,000   NYC IDA (College of New Rochelle)                                       5.750      09/01/2017          2,581,302
-----------------------------------------------------------------------------------------------------------------------------------
       2,975,000   NYC IDA (College of New Rochelle)                                       5.800      09/01/2026          3,069,516
-----------------------------------------------------------------------------------------------------------------------------------
       1,690,000   NYC IDA (Community Hospital of Brooklyn)                                6.875      11/01/2010          1,710,196
-----------------------------------------------------------------------------------------------------------------------------------
       1,490,000   NYC IDA (Comprehensive Care Management)                                 6.000      05/01/2026          1,548,453
-----------------------------------------------------------------------------------------------------------------------------------
       3,145,000   NYC IDA (Comprehensive Care Management)                                 6.125      11/01/2035          3,266,020
-----------------------------------------------------------------------------------------------------------------------------------
       3,975,000   NYC IDA (Comprehensive Care Management)                                 6.375      11/01/2028          4,094,449
-----------------------------------------------------------------------------------------------------------------------------------
       1,575,000   NYC IDA (Comprehensive Care Management)                                 6.375      11/01/2028          1,603,287
-----------------------------------------------------------------------------------------------------------------------------------
       1,770,000   NYC IDA (Comprehensive Care Management)                                 7.875      12/01/2016          1,826,286
-----------------------------------------------------------------------------------------------------------------------------------
       1,110,000   NYC IDA (Comprehensive Care Management)                                 8.000      12/01/2011          1,112,387
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYC IDA (Continental Airlines) 1                                        7.250      11/01/2008          1,029,230
-----------------------------------------------------------------------------------------------------------------------------------
       4,685,000   NYC IDA (Continental Airlines)                                          8.375      11/01/2016          5,207,471
-----------------------------------------------------------------------------------------------------------------------------------
         195,000   NYC IDA (Dioni)                                                         6.000      11/01/2007            196,092
-----------------------------------------------------------------------------------------------------------------------------------
       3,600,000   NYC IDA (Dioni)                                                         6.625      11/01/2019          3,722,112
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYC IDA (Eger Harbor House)                                             5.875      05/20/2044          1,124,860
-----------------------------------------------------------------------------------------------------------------------------------
       5,500,000   NYC IDA (Family Support Systems)                                        7.500      11/01/2034          5,696,020
-----------------------------------------------------------------------------------------------------------------------------------
       7,315,000   NYC IDA (Friends Seminary School)                                       7.125      09/15/2031          7,862,089
-----------------------------------------------------------------------------------------------------------------------------------
       3,280,000   NYC IDA (Gabrielli Truck Sales)                                         8.125      12/01/2017          3,422,352
-----------------------------------------------------------------------------------------------------------------------------------
       2,265,000   NYC IDA (Gateway School of NY)                                          6.500      11/01/2019          2,415,872
-----------------------------------------------------------------------------------------------------------------------------------
      14,350,000   NYC IDA (General Motors Corp.)                                          5.125      12/30/2023         13,454,704
-----------------------------------------------------------------------------------------------------------------------------------
       1,900,000   NYC IDA (Global Country World Peace)                                    7.250      11/01/2025          1,922,477
-----------------------------------------------------------------------------------------------------------------------------------
       1,800,000   NYC IDA (Global Country World Peace)                                    7.250      11/01/2025          1,800,090
-----------------------------------------------------------------------------------------------------------------------------------
       2,175,000   NYC IDA (Good Shepherd Services)                                        5.875      06/01/2014          2,242,447
-----------------------------------------------------------------------------------------------------------------------------------
       4,470,000   NYC IDA (Gourmet Boutique)                                              5.750      05/01/2021          4,450,824
-----------------------------------------------------------------------------------------------------------------------------------
         260,000   NYC IDA (Herbert G. Birch Childhood Project)                            7.375      02/01/2009            262,457


                         38 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      2,195,000   NYC IDA (Herbert G. Birch Childhood Project)                            8.375%     02/01/2022   $      2,266,381
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYC IDA (Independent Living Assoc.)                                     6.200      07/01/2020          1,017,750
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYC IDA (Institute of International Education)                          5.250      09/01/2021          1,051,640
-----------------------------------------------------------------------------------------------------------------------------------
       3,000,000   NYC IDA (Institute of International Education)                          5.250      09/01/2031          3,141,930
-----------------------------------------------------------------------------------------------------------------------------------
       2,250,000   NYC IDA (JetBlue Airways Corp.)                                         5.000      05/15/2020          2,231,910
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   NYC IDA (JetBlue Airways Corp.)                                         5.125      05/15/2030          1,990,440
-----------------------------------------------------------------------------------------------------------------------------------
       1,605,000   NYC IDA (Julia Gray)                                                    7.500      11/01/2020          1,691,301
-----------------------------------------------------------------------------------------------------------------------------------
         780,000   NYC IDA (Just Bagels Manufacturing)                                     8.500      11/01/2016            856,877
-----------------------------------------------------------------------------------------------------------------------------------
       1,010,000   NYC IDA (Just Bagels Manufacturing)                                     8.750      11/01/2026          1,105,799
-----------------------------------------------------------------------------------------------------------------------------------
         920,000   NYC IDA (L&M Optical Disc)                                              7.125      11/01/2010            924,195
-----------------------------------------------------------------------------------------------------------------------------------
       7,000,000   NYC IDA (Liberty-7 World Trade Center) 2                                6.750      03/01/2015          7,533,820
-----------------------------------------------------------------------------------------------------------------------------------
      25,100,000   NYC IDA (Liberty-IAC/Interactive Corp.)                                 5.000      09/01/2035         26,084,673
-----------------------------------------------------------------------------------------------------------------------------------
       3,025,000   NYC IDA (Little Red Schoolhouse)                                        6.750      11/01/2018          3,185,779
-----------------------------------------------------------------------------------------------------------------------------------
         300,000   NYC IDA (Lucky Polyethylene Manufacturing Company)                      7.000      11/01/2009            296,739
-----------------------------------------------------------------------------------------------------------------------------------
       2,995,000   NYC IDA (Lucky Polyethylene Manufacturing Company)                      7.800      11/01/2024          2,966,667
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   NYC IDA (Lycee Francais De New York)                                    5.375      06/01/2023          2,101,160
-----------------------------------------------------------------------------------------------------------------------------------
      23,000,000   NYC IDA (Magen David Yeshivah)                                          5.700      06/15/2027         24,751,910
-----------------------------------------------------------------------------------------------------------------------------------
         680,000   NYC IDA (Marymount School of NY)                                        5.125      09/01/2021            706,799
-----------------------------------------------------------------------------------------------------------------------------------
       3,960,000   NYC IDA (Marymount School of NY)                                        5.250      09/01/2031          4,223,261
-----------------------------------------------------------------------------------------------------------------------------------
      19,335,000   NYC IDA (MediSys Health Network)                                        6.250      03/15/2024         18,402,280
-----------------------------------------------------------------------------------------------------------------------------------
       1,450,000   NYC IDA (Mesorah Publications)                                          6.450      02/01/2011          1,489,324
-----------------------------------------------------------------------------------------------------------------------------------
       4,790,000   NYC IDA (Mesorah Publications)                                          6.950      02/01/2021          5,005,598
-----------------------------------------------------------------------------------------------------------------------------------
       3,200,000   NYC IDA (Metropolitan College of New York)                              5.750      03/01/2020          3,183,648
-----------------------------------------------------------------------------------------------------------------------------------
       2,275,000   NYC IDA (Morrisons Pastry)                                              6.500      11/01/2019          2,296,112
-----------------------------------------------------------------------------------------------------------------------------------
         375,000   NYC IDA (NYC Outward Bound Center)                                      7.250      11/01/2010            377,243
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   NYC IDA (NYU)                                                           5.000      07/01/2041             25,798
-----------------------------------------------------------------------------------------------------------------------------------
         505,000   NYC IDA (NYU)                                                           5.000      07/01/2041            521,115
-----------------------------------------------------------------------------------------------------------------------------------
         150,000   NYC IDA (Paradise Products)                                             7.125      11/01/2007            151,244
-----------------------------------------------------------------------------------------------------------------------------------
       4,475,000   NYC IDA (Paradise Products)                                             8.250      11/01/2022          4,654,671
-----------------------------------------------------------------------------------------------------------------------------------
         245,000   NYC IDA (Petrocelli Electric)                                           7.250      11/01/2007            248,516
-----------------------------------------------------------------------------------------------------------------------------------
         115,000   NYC IDA (Petrocelli Electric)                                           7.250      11/01/2008            118,130
-----------------------------------------------------------------------------------------------------------------------------------
       3,780,000   NYC IDA (Petrocelli Electric)                                           8.000      11/01/2017          3,933,695
-----------------------------------------------------------------------------------------------------------------------------------
         940,000   NYC IDA (Petrocelli Electric)                                           8.000      11/01/2018            989,519
-----------------------------------------------------------------------------------------------------------------------------------
       6,410,000   NYC IDA (Polytechnic University) 1                                      6.000      11/01/2020          6,694,155
-----------------------------------------------------------------------------------------------------------------------------------
      34,050,000   NYC IDA (Polytechnic University)                                        6.125      11/01/2030         35,536,964
-----------------------------------------------------------------------------------------------------------------------------------
       2,240,000   NYC IDA (Precision Gear)                                                6.375      11/01/2024          2,280,186
-----------------------------------------------------------------------------------------------------------------------------------
       1,910,000   NYC IDA (Precision Gear)                                                6.375      11/01/2024          1,944,265
-----------------------------------------------------------------------------------------------------------------------------------
         930,000   NYC IDA (Precision Gear)                                                7.625      11/01/2024            994,105
-----------------------------------------------------------------------------------------------------------------------------------
       4,100,000   NYC IDA (PSCH)                                                          6.375      07/01/2033          4,397,086
-----------------------------------------------------------------------------------------------------------------------------------
       8,000,000   NYC IDA (Queens Baseball Stadium)                                       5.000      01/01/2039          8,548,800


                         39 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     73,625,000   NYC IDA (Queens Baseball Stadium)                                       5.000%     01/01/2046   $     78,186,069
-----------------------------------------------------------------------------------------------------------------------------------
       6,800,000   NYC IDA (Reece School)                                                  7.500      12/01/2037          6,910,160
-----------------------------------------------------------------------------------------------------------------------------------
       2,300,000   NYC IDA (Reece School)                                                  7.500      12/01/2037          2,300,207
-----------------------------------------------------------------------------------------------------------------------------------
       2,390,000   NYC IDA (Riverdale Terrace Hsg. Devel. Fund)                            6.250      11/01/2014          2,356,349
-----------------------------------------------------------------------------------------------------------------------------------
       8,595,000   NYC IDA (Riverdale Terrace Hsg. Devel. Fund)                            6.750      11/01/2028          8,619,410
-----------------------------------------------------------------------------------------------------------------------------------
         795,000   NYC IDA (Sahadi Fine Foods)                                             6.250      11/01/2009            800,732
-----------------------------------------------------------------------------------------------------------------------------------
       4,085,000   NYC IDA (Sahadi Fine Foods)                                             6.750      11/01/2019          4,098,644
-----------------------------------------------------------------------------------------------------------------------------------
         875,000   NYC IDA (Services for the Underserved\Young Adult
                   Institute Obligated Group)                                              5.000      07/01/2026            909,563
-----------------------------------------------------------------------------------------------------------------------------------
       4,380,000   NYC IDA (Showman Fabricators)                                           7.500      11/01/2028          4,463,220
-----------------------------------------------------------------------------------------------------------------------------------
       3,350,000   NYC IDA (South Bronx Overall Economic Devel.)                           8.625      12/01/2025          3,463,833
-----------------------------------------------------------------------------------------------------------------------------------
       1,625,000   NYC IDA (Special Needs Facilities Pooled Program)                       4.750      07/01/2020          1,660,929
-----------------------------------------------------------------------------------------------------------------------------------
       4,255,000   NYC IDA (Special Needs Facilities Pooled Program)                       6.650      07/01/2023          4,573,444
-----------------------------------------------------------------------------------------------------------------------------------
       7,010,000   NYC IDA (Special Needs Facilities Pooled Program)                       7.875      08/01/2025          7,459,692
-----------------------------------------------------------------------------------------------------------------------------------
       5,115,000   NYC IDA (St. Bernard's School)                                          7.000      12/01/2021          5,302,004
-----------------------------------------------------------------------------------------------------------------------------------
       1,550,000   NYC IDA (St. Francis College)                                           5.000      10/01/2034          1,614,062
-----------------------------------------------------------------------------------------------------------------------------------
          10,000   NYC IDA (Staten Island University Hospital)                             6.375      07/01/2031             10,287
-----------------------------------------------------------------------------------------------------------------------------------
       4,495,000   NYC IDA (Staten Island University Hospital)                             6.375      07/01/2031          4,623,827
-----------------------------------------------------------------------------------------------------------------------------------
       1,485,000   NYC IDA (Staten Island University Hospital)                             6.450      07/01/2032          1,572,674
-----------------------------------------------------------------------------------------------------------------------------------
         585,000   NYC IDA (Streamline Plastics)                                           7.750      12/01/2015            591,932
-----------------------------------------------------------------------------------------------------------------------------------
       1,275,000   NYC IDA (Streamline Plastics)                                           8.125      12/01/2025          1,296,866
-----------------------------------------------------------------------------------------------------------------------------------
       6,808,500   NYC IDA (Studio School)                                                 7.000      11/01/2038          6,823,206
-----------------------------------------------------------------------------------------------------------------------------------
         865,000   NYC IDA (Surprise Plastics)                                             7.500      11/01/2013            841,014
-----------------------------------------------------------------------------------------------------------------------------------
       2,480,000   NYC IDA (Surprise Plastics)                                             8.500      11/01/2023          2,430,003
-----------------------------------------------------------------------------------------------------------------------------------
       5,245,000   NYC IDA (Terminal One Group Assoc.)                                     5.500      01/01/2020          5,706,770
-----------------------------------------------------------------------------------------------------------------------------------
       7,750,000   NYC IDA (Terminal One Group Assoc.)                                     5.500      01/01/2021          8,432,310
-----------------------------------------------------------------------------------------------------------------------------------
      11,390,000   NYC IDA (Terminal One Group Assoc.)                                     5.500      01/01/2024         12,339,698
-----------------------------------------------------------------------------------------------------------------------------------
         380,000   NYC IDA (The Bank Street College)                                       5.250      12/01/2021            405,247
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYC IDA (The Bank Street College)                                       5.250      12/01/2030          1,057,240
-----------------------------------------------------------------------------------------------------------------------------------
      10,000,000   NYC IDA (The Child School)                                              7.550      06/01/2033         10,809,000
-----------------------------------------------------------------------------------------------------------------------------------
         325,000   NYC IDA (Therapy & Learning Center)                                     7.500      10/01/2011            346,460
-----------------------------------------------------------------------------------------------------------------------------------
       3,735,000   NYC IDA (Therapy & Learning Center)                                     8.250      10/01/2031          4,038,282
-----------------------------------------------------------------------------------------------------------------------------------
         300,000   NYC IDA (THR Products Corp.)                                            7.250      11/01/2010            307,425
-----------------------------------------------------------------------------------------------------------------------------------
       1,085,000   NYC IDA (THR Products Corp.)                                            8.250      11/01/2020          1,142,158
-----------------------------------------------------------------------------------------------------------------------------------
       4,280,000   NYC IDA (Touro College)                                                 6.350      06/01/2029          4,524,516
-----------------------------------------------------------------------------------------------------------------------------------
       4,485,000   NYC IDA (Ulano)                                                         6.900      11/01/2019          4,496,033
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYC IDA (United Nations School)                                         6.350      12/01/2015          1,021,570
-----------------------------------------------------------------------------------------------------------------------------------
         735,000   NYC IDA (Urban Health Plan)                                             6.250      09/15/2009            751,398
-----------------------------------------------------------------------------------------------------------------------------------
       9,830,000   NYC IDA (Urban Health Plan)                                             7.050      09/15/2026         10,357,674
-----------------------------------------------------------------------------------------------------------------------------------
       3,640,000   NYC IDA (Urban Resource Institute)                                      7.375      11/01/2033          3,883,370


                         40 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      1,335,000   NYC IDA (Utleys)                                                        7.375%     11/01/2023   $      1,335,761
-----------------------------------------------------------------------------------------------------------------------------------
         190,000   NYC IDA (Van Blarcom Closures)                                          7.125      11/01/2007            192,955
-----------------------------------------------------------------------------------------------------------------------------------
       2,965,000   NYC IDA (Van Blarcom Closures)                                          8.000      11/01/2017          3,102,072
-----------------------------------------------------------------------------------------------------------------------------------
       2,800,000   NYC IDA (Vaughn College Aeronautics)                                    5.000      12/01/2021          2,820,580
-----------------------------------------------------------------------------------------------------------------------------------
       1,330,000   NYC IDA (Vaughn College Aeronautics)                                    5.000      12/01/2028          1,327,313
-----------------------------------------------------------------------------------------------------------------------------------
       3,235,000   NYC IDA (Vaughn College Aeronautics)                                    5.000      12/01/2028          3,228,465
-----------------------------------------------------------------------------------------------------------------------------------
         900,000   NYC IDA (Vaughn College Aeronautics)                                    5.000      12/01/2031            891,738
-----------------------------------------------------------------------------------------------------------------------------------
       1,800,000   NYC IDA (Vaughn College Aeronautics)                                    5.250      12/01/2036          1,829,862
-----------------------------------------------------------------------------------------------------------------------------------
      19,300,000   NYC IDA (Visy Paper)                                                    7.800      01/01/2016         19,546,847
-----------------------------------------------------------------------------------------------------------------------------------
      70,500,000   NYC IDA (Visy Paper)                                                    7.950      01/01/2028         71,410,155
-----------------------------------------------------------------------------------------------------------------------------------
       1,930,000   NYC IDA (Vocational Instruction)                                        7.750      02/01/2033          1,866,156
-----------------------------------------------------------------------------------------------------------------------------------
         435,000   NYC IDA (W & W Jewelers)                                                7.250      02/01/2011            449,781
-----------------------------------------------------------------------------------------------------------------------------------
       1,555,000   NYC IDA (W & W Jewelers)                                                8.250      02/01/2021          1,651,519
-----------------------------------------------------------------------------------------------------------------------------------
       5,930,000   NYC IDA (Weizmann Institute)                                            5.900      11/01/2034          6,090,525
-----------------------------------------------------------------------------------------------------------------------------------
       2,900,000   NYC IDA (Weizmann Institute)                                            5.900      11/01/2034          2,906,844
-----------------------------------------------------------------------------------------------------------------------------------
       2,795,000   NYC IDA (Westchester Square Medical Center)                             8.000      11/01/2010          2,621,403
-----------------------------------------------------------------------------------------------------------------------------------
       6,160,000   NYC IDA (Westchester Square Medical Center)                             8.375      11/01/2015          5,777,772
-----------------------------------------------------------------------------------------------------------------------------------
       1,660,000   NYC IDA (World Casing Corp.)                                            6.700      11/01/2019          1,641,458
-----------------------------------------------------------------------------------------------------------------------------------
      66,025,000   NYC IDA (Yankee Stadium)                                                5.000      03/01/2046         70,001,026
-----------------------------------------------------------------------------------------------------------------------------------
       9,500,000   NYC IDA (YMCA of Greater NY)                                            5.000      08/01/2036          9,983,360
-----------------------------------------------------------------------------------------------------------------------------------
       9,000,000   NYC IDA Special Facilities (JFK International Airport)                  8.000      08/01/2012         10,315,980
-----------------------------------------------------------------------------------------------------------------------------------
      10,000,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2029         10,408,900
-----------------------------------------------------------------------------------------------------------------------------------
          65,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2029             67,322
-----------------------------------------------------------------------------------------------------------------------------------
          50,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2029             51,786
-----------------------------------------------------------------------------------------------------------------------------------
      45,985,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2034         48,099,850
-----------------------------------------------------------------------------------------------------------------------------------
      40,045,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2035         42,064,870
-----------------------------------------------------------------------------------------------------------------------------------
         200,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2035            208,910
-----------------------------------------------------------------------------------------------------------------------------------
       7,790,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2036          8,199,832
-----------------------------------------------------------------------------------------------------------------------------------
      44,650,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2036         47,184,334
-----------------------------------------------------------------------------------------------------------------------------------
      16,950,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2036         18,006,155
-----------------------------------------------------------------------------------------------------------------------------------
      40,720,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2037         42,974,259
-----------------------------------------------------------------------------------------------------------------------------------
       8,350,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2038          8,812,256
-----------------------------------------------------------------------------------------------------------------------------------
         675,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2039            707,994
-----------------------------------------------------------------------------------------------------------------------------------
       4,600,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2039          4,849,964
-----------------------------------------------------------------------------------------------------------------------------------
     114,260,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2039        120,468,888
-----------------------------------------------------------------------------------------------------------------------------------
      27,580,000   NYC Municipal Water Finance Authority                                   5.000      06/15/2039         29,199,498
-----------------------------------------------------------------------------------------------------------------------------------
      36,120,000   NYC Municipal Water Finance Authority                                   5.125      06/15/2030         36,687,445
-----------------------------------------------------------------------------------------------------------------------------------
         820,000   NYC Municipal Water Finance Authority                                   5.125      06/15/2031            856,867
-----------------------------------------------------------------------------------------------------------------------------------
          30,000   NYC Municipal Water Finance Authority                                   5.125      06/15/2032             31,428
-----------------------------------------------------------------------------------------------------------------------------------
          30,000   NYC Municipal Water Finance Authority                                   5.125      06/15/2033             31,706
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   NYC Municipal Water Finance Authority                                   5.125      06/15/2033             26,351


                         41 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     20,545,000   NYC Municipal Water Finance Authority                                   5.125%     06/15/2034   $     21,658,128
-----------------------------------------------------------------------------------------------------------------------------------
         650,000   NYC Municipal Water Finance Authority                                   5.250      06/15/2034            690,807
-----------------------------------------------------------------------------------------------------------------------------------
         530,000   NYC Municipal Water Finance Authority                                   5.400 3    06/15/2019            289,915
-----------------------------------------------------------------------------------------------------------------------------------
      27,500,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2031         29,082,763
-----------------------------------------------------------------------------------------------------------------------------------
      22,000,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2038         23,181,400
-----------------------------------------------------------------------------------------------------------------------------------
      29,000,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2039         30,557,300
-----------------------------------------------------------------------------------------------------------------------------------
      18,000,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2038         18,791,640
-----------------------------------------------------------------------------------------------------------------------------------
      47,450,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2034         49,632,003
-----------------------------------------------------------------------------------------------------------------------------------
      19,745,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2039         20,787,272
-----------------------------------------------------------------------------------------------------------------------------------
      57,700,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2026         60,130,901
-----------------------------------------------------------------------------------------------------------------------------------
      66,750,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2036         70,258,754
-----------------------------------------------------------------------------------------------------------------------------------
      31,410,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2034         32,499,109
-----------------------------------------------------------------------------------------------------------------------------------
      44,850,000   NYC Municipal Water Finance Authority 9                                 5.125      06/15/2032         46,873,181
-----------------------------------------------------------------------------------------------------------------------------------
      11,725,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2032         12,204,231
-----------------------------------------------------------------------------------------------------------------------------------
      18,000,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2039         18,978,210
-----------------------------------------------------------------------------------------------------------------------------------
      40,105,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2037         42,325,137
-----------------------------------------------------------------------------------------------------------------------------------
      92,960,000   NYC Municipal Water Finance Authority 9                                 5.125      06/15/2030         94,419,937
-----------------------------------------------------------------------------------------------------------------------------------
      14,225,000   NYC Municipal Water Finance Authority 9                                 5.125      06/15/2021         14,464,394
-----------------------------------------------------------------------------------------------------------------------------------
      11,235,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2027         11,512,863
-----------------------------------------------------------------------------------------------------------------------------------
      31,515,000   NYC Municipal Water Finance Authority 9                                 5.000      06/15/2039         33,054,720
-----------------------------------------------------------------------------------------------------------------------------------
       8,600,000   NYC Transitional Finance Authority 9                                    5.000      08/15/2027          8,759,702
-----------------------------------------------------------------------------------------------------------------------------------
          50,000   NYC Trust for Cultural Resources (Museum of American Folk Art)          6.125      07/01/2030             54,135
-----------------------------------------------------------------------------------------------------------------------------------
      17,604,398   NYS Certificate of Lease 2                                              5.875      01/02/2023         18,125,840
-----------------------------------------------------------------------------------------------------------------------------------
       1,690,000   NYS DA (4201 Schools Program)                                           6.250      07/01/2020          1,842,708
-----------------------------------------------------------------------------------------------------------------------------------
         350,000   NYS DA (Augustana Lutheran Home)                                        5.400      02/01/2031            373,492
-----------------------------------------------------------------------------------------------------------------------------------
       1,500,000   NYS DA (Augustana Lutheran Home)                                        5.500      02/01/2041          1,599,525
-----------------------------------------------------------------------------------------------------------------------------------
      14,360,000   NYS DA (Buena Vida Nursing Home)                                        5.250      07/01/2028         14,859,297
-----------------------------------------------------------------------------------------------------------------------------------
       4,475,000   NYS DA (Cabrini Westchester)                                            5.100      02/15/2026          4,896,500
-----------------------------------------------------------------------------------------------------------------------------------
       8,425,000   NYS DA (Cabrini Westchester)                                            5.200      02/15/2041          9,206,672
-----------------------------------------------------------------------------------------------------------------------------------
       8,435,000   NYS DA (Center for Nursing)                                             5.550      08/01/2037          8,823,094
-----------------------------------------------------------------------------------------------------------------------------------
       2,905,000   NYS DA (Chapel Oaks)                                                    5.450      07/01/2026          3,013,008
-----------------------------------------------------------------------------------------------------------------------------------
           5,000   NYS DA (City University)                                                5.000      07/01/2023              5,138
-----------------------------------------------------------------------------------------------------------------------------------
       1,895,000   NYS DA (City University)                                                5.250      07/01/2031          2,024,391
-----------------------------------------------------------------------------------------------------------------------------------
       2,500,000   NYS DA (Concord Nursing Home)                                           6.500      07/01/2029          2,504,800
-----------------------------------------------------------------------------------------------------------------------------------
       1,250,000   NYS DA (D'Youville College)                                             5.250      07/01/2025          1,330,738
-----------------------------------------------------------------------------------------------------------------------------------
       5,005,000   NYS DA (Dept. of Health)                                                5.000      07/01/2031          5,310,105
-----------------------------------------------------------------------------------------------------------------------------------
         525,000   NYS DA (Dept. of Health)                                                5.500      07/01/2021            539,338
-----------------------------------------------------------------------------------------------------------------------------------
          20,000   NYS DA (Ellis Hospital)                                                 5.600      08/01/2025             20,222
-----------------------------------------------------------------------------------------------------------------------------------
       6,790,000   NYS DA (Frances Schervier Home & Hospital Obligated Group)              5.500      07/01/2027          6,978,083


                         42 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      1,000,000   NYS DA (Grace Manor Health Care Facility)                               6.150%     07/01/2018   $      1,021,940
-----------------------------------------------------------------------------------------------------------------------------------
       3,970,000   NYS DA (Hospital for Special Surgery)                                   5.000      08/15/2033          4,199,188
-----------------------------------------------------------------------------------------------------------------------------------
     141,015,000   NYS DA (Insured Hospital)                                               5.529 3    08/15/2036         29,153,441
-----------------------------------------------------------------------------------------------------------------------------------
      38,650,000   NYS DA (Interfaith Medical Center)                                      5.400      02/15/2028         39,761,574
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYS DA (Jones Memorial Hospital)                                        5.375      08/01/2034          1,040,140
-----------------------------------------------------------------------------------------------------------------------------------
      10,300,000   NYS DA (Kaleida Health)                                                 5.050      02/15/2025         10,842,398
-----------------------------------------------------------------------------------------------------------------------------------
         195,000   NYS DA (L.I. University)                                                5.125      09/01/2023            206,486
-----------------------------------------------------------------------------------------------------------------------------------
       3,255,000   NYS DA (L.I. University)                                                5.125      09/01/2023          3,399,815
-----------------------------------------------------------------------------------------------------------------------------------
         235,000   NYS DA (L.I. University)                                                5.250      09/01/2028            249,145
-----------------------------------------------------------------------------------------------------------------------------------
          75,000   NYS DA (L.I. University)                                                5.250      09/01/2028             79,655
-----------------------------------------------------------------------------------------------------------------------------------
       1,335,000   NYS DA (L.I. University)                                                5.250      09/01/2028          1,399,267
-----------------------------------------------------------------------------------------------------------------------------------
       1,585,000   NYS DA (L.I. University)                                                5.500      09/01/2020          1,716,650
-----------------------------------------------------------------------------------------------------------------------------------
          20,000   NYS DA (Lakeside Memorial Hospital)                                     6.000      02/01/2021             20,036
-----------------------------------------------------------------------------------------------------------------------------------
       1,710,000   NYS DA (Lenox Hill Hospital Obligated Group)                            5.375      07/01/2020          1,791,584
-----------------------------------------------------------------------------------------------------------------------------------
         405,000   NYS DA (Lenox Hill Hospital Obligated Group)                            5.500      07/01/2030            424,355
-----------------------------------------------------------------------------------------------------------------------------------
      20,000,000   NYS DA (Maimonides Center) 9                                            5.750      08/01/2029         22,486,400
-----------------------------------------------------------------------------------------------------------------------------------
      10,730,000   NYS DA (Memorial Sloan-Kettering)                                       5.000      07/01/2035         11,401,376
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYS DA (Menorah Campus)                                                 6.100      02/01/2037          1,021,800
-----------------------------------------------------------------------------------------------------------------------------------
      12,465,000   NYS DA (Menorah Home) 9                                                 5.100      08/01/2028         12,929,010
-----------------------------------------------------------------------------------------------------------------------------------
      23,300,000   NYS DA (Menorah Home) 9                                                 5.150      08/01/2038         24,221,748
-----------------------------------------------------------------------------------------------------------------------------------
      11,500,000   NYS DA (Mental Health Services Facilities)                              5.000      02/15/2030         12,115,250
-----------------------------------------------------------------------------------------------------------------------------------
      23,900,000   NYS DA (Mental Health Services Facilities)                              5.000      02/15/2035         25,111,491
-----------------------------------------------------------------------------------------------------------------------------------
          15,000   NYS DA (Mental Health Services Facilities)                              5.250      08/15/2031             15,849
-----------------------------------------------------------------------------------------------------------------------------------
       2,535,000   NYS DA (Mental Health Services Facilities)                              5.750      02/15/2011          2,591,378
-----------------------------------------------------------------------------------------------------------------------------------
       3,660,000   NYS DA (Mental Health Services Facilities)                              5.000      02/15/2033          3,823,675
-----------------------------------------------------------------------------------------------------------------------------------
      18,500,000   NYS DA (Mental Health Services Facilities) 9                            5.000      02/15/2023         19,035,205
-----------------------------------------------------------------------------------------------------------------------------------
       3,800,000   NYS DA (Millard Fillmore Hospital)                                      5.375      02/01/2032          3,918,636
-----------------------------------------------------------------------------------------------------------------------------------
       4,125,000   NYS DA (Miriam Osborn Memorial Home Assoc.)                             6.375      07/01/2029          4,522,114
-----------------------------------------------------------------------------------------------------------------------------------
       2,430,000   NYS DA (Miriam Osborn Memorial Home Assoc.)                             6.875      07/01/2019          2,689,840
-----------------------------------------------------------------------------------------------------------------------------------
       6,860,000   NYS DA (Miriam Osborn Memorial Home Assoc.)                             6.875      07/01/2025          7,643,686
-----------------------------------------------------------------------------------------------------------------------------------
      11,750,000   NYS DA (Montefiore Medical Center)                                      5.000      08/01/2033         12,400,950
-----------------------------------------------------------------------------------------------------------------------------------
      13,250,000   NYS DA (Montefiore Medical Center) 9                                    5.000      02/01/2028         14,002,098
-----------------------------------------------------------------------------------------------------------------------------------
       6,400,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)                  5.500      07/01/2026          6,533,760
-----------------------------------------------------------------------------------------------------------------------------------
       6,800,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)                  6.000      07/01/2014          7,227,584
-----------------------------------------------------------------------------------------------------------------------------------
      25,240,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)                  6.500      07/01/2025         27,173,889
-----------------------------------------------------------------------------------------------------------------------------------
       2,335,000   NYS DA (Mt. Sinai Health)                                               6.625      07/01/2019          2,524,088
-----------------------------------------------------------------------------------------------------------------------------------
       5,100,000   NYS DA (Mt. Sinai/NYU Health)                                           5.500      07/01/2026          5,206,590
-----------------------------------------------------------------------------------------------------------------------------------
         720,000   NYS DA (Mt. Sinai/NYU Health)                                           6.500      07/01/2017            790,171


                         43 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      2,280,000   NYS DA (Mt. Sinai/NYU Health)                                           6.500%     07/01/2017   $      2,457,407
-----------------------------------------------------------------------------------------------------------------------------------
       5,745,000   NYS DA (Mt. Sinai/NYU Health)                                           6.750      07/01/2020          6,231,429
-----------------------------------------------------------------------------------------------------------------------------------
      11,400,000   NYS DA (Municipal Health Facilities) 9                                  5.000      01/15/2023         11,781,102
-----------------------------------------------------------------------------------------------------------------------------------
       4,665,000   NYS DA (North Shore Long Island Jewish Group)                           5.500      05/01/2033          5,005,872
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYS DA (Norwegian Christian Home & Health Center)                       5.200      08/01/2036          1,060,750
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   NYS DA (Norwegian Christian Home & Health Center)                       6.100      08/01/2041          2,243,620
-----------------------------------------------------------------------------------------------------------------------------------
       3,000,000   NYS DA (NSLIJHS/LIMC/NSUHGC Obligated Group)                            5.000      11/01/2026          3,160,710
-----------------------------------------------------------------------------------------------------------------------------------
      24,380,000   NYS DA (NSLIJHS/LIMC/NSUHGC Obligated Group)                            5.000      11/01/2034         25,453,451
-----------------------------------------------------------------------------------------------------------------------------------
       6,200,000   NYS DA (Nursing Homes)                                                  4.900      02/15/2041          6,399,764
-----------------------------------------------------------------------------------------------------------------------------------
       7,600,000   NYS DA (Nursing Homes)                                                  4.950      02/15/2045          7,879,528
-----------------------------------------------------------------------------------------------------------------------------------
       4,215,000   NYS DA (Nursing Homes) 1                                                5.200      02/01/2032          4,517,173
-----------------------------------------------------------------------------------------------------------------------------------
      18,830,000   NYS DA (Nursing Homes) 9                                                5.300      02/01/2038         19,444,705
-----------------------------------------------------------------------------------------------------------------------------------
         695,000   NYS DA (NY & Presbyterian Hospital)                                     5.000      08/01/2032            709,790
-----------------------------------------------------------------------------------------------------------------------------------
       6,950,000   NYS DA (NY Hospital Medical Center)                                     5.600      02/15/2039          7,342,328
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   NYS DA (NY Methodist Hospital)                                          5.250      07/01/2033          2,110,940
-----------------------------------------------------------------------------------------------------------------------------------
       2,925,000   NYS DA (Ozanam Hall of Queens Nursing Home)                             5.000      11/01/2026          3,072,098
-----------------------------------------------------------------------------------------------------------------------------------
       3,150,000   NYS DA (Ozanam Hall of Queens Nursing Home)                             5.000      11/01/2031          3,303,279
-----------------------------------------------------------------------------------------------------------------------------------
       9,000,000   NYS DA (Personal Income Tax)                                            5.000      03/15/2036          9,616,950
-----------------------------------------------------------------------------------------------------------------------------------
       6,035,000   NYS DA (Providence Rest)                                                5.000      07/01/2035          6,244,113
-----------------------------------------------------------------------------------------------------------------------------------
       2,700,000   NYS DA (Providence Rest)                                                5.125      07/01/2030          2,838,618
-----------------------------------------------------------------------------------------------------------------------------------
       3,100,000   NYS DA (Providence Rest)                                                5.250      07/01/2025          3,297,718
-----------------------------------------------------------------------------------------------------------------------------------
         580,000   NYS DA (Sarah Neuman Nursing Home)                                      5.450      08/01/2027            597,029
-----------------------------------------------------------------------------------------------------------------------------------
          50,000   NYS DA (School Districts Financing Program), Series B                   6.000      10/01/2022             55,882
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   NYS DA (School Districts Financing Program), Series B                   6.000      10/01/2029             27,777
-----------------------------------------------------------------------------------------------------------------------------------
      20,495,000   NYS DA (SCSMC/SV/CHSLI Obligated Group)                                 6.000      07/01/2030         21,732,283
-----------------------------------------------------------------------------------------------------------------------------------
       1,075,000   NYS DA (SFH/GSHMC/MMC/SCHRC Obligated Group)                            5.100      07/01/2034          1,112,926
-----------------------------------------------------------------------------------------------------------------------------------
         415,000   NYS DA (Special Act School Districts)                                   6.000      07/01/2019            419,963
-----------------------------------------------------------------------------------------------------------------------------------
       2,470,000   NYS DA (St. Barnabas Hospital)                                          5.450      08/01/2035          2,518,955
-----------------------------------------------------------------------------------------------------------------------------------
         905,000   NYS DA (St. Catherine of Siena Medical Center)                          6.000      07/01/2030            961,155
-----------------------------------------------------------------------------------------------------------------------------------
       1,750,000   NYS DA (St. Clare's Hospital)                                           5.300      02/15/2019          1,800,103
-----------------------------------------------------------------------------------------------------------------------------------
       2,970,000   NYS DA (St. Clare's Hospital)                                           5.400      02/15/2025          3,058,090
-----------------------------------------------------------------------------------------------------------------------------------
       2,580,000   NYS DA (St. James Mercy Hospital)                                       5.400      02/01/2038          2,673,009
-----------------------------------------------------------------------------------------------------------------------------------
     101,800,000   NYS DA (St. Lukes Roosevelt Hospital)                                   4.900      08/15/2031        105,883,198
-----------------------------------------------------------------------------------------------------------------------------------
       1,505,000   NYS DA (St. Thomas Aquinas College)                                     5.250      07/01/2028          1,540,744
-----------------------------------------------------------------------------------------------------------------------------------
       3,910,000   NYS DA (St. Vincent DePaul Residence)                                   5.300      07/01/2018          4,055,687
-----------------------------------------------------------------------------------------------------------------------------------
      10,000,000   NYS DA (The New School)                                                 5.000      07/01/2046         10,601,500
-----------------------------------------------------------------------------------------------------------------------------------
       2,095,000   NYS DA (Vassar Brothers)                                                5.375      07/01/2025          2,169,498
-----------------------------------------------------------------------------------------------------------------------------------
       7,030,000   NYS DA (White Plains Hospital)                                          5.375      02/15/2043          7,498,760
-----------------------------------------------------------------------------------------------------------------------------------
       2,500,000   NYS DA (Willow Towers)                                                  5.400      02/01/2034          2,681,600
-----------------------------------------------------------------------------------------------------------------------------------
      26,070,000   NYS DA (Wyckoff Heights Medical Center)                                 5.300      08/15/2021         26,816,123


                         44 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      9,500,000   NYS DA (Montifiore Medical Center) 9                                    5.500%     08/01/2038   $      9,982,838
-----------------------------------------------------------------------------------------------------------------------------------
       6,260,000   NYS DA (Rochester General Hospital) 9                                   5.000      12/01/2025          6,607,806
-----------------------------------------------------------------------------------------------------------------------------------
      17,675,000   NYS DA (Rochester General Hospital) 9                                   5.000      12/01/2035         18,575,748
-----------------------------------------------------------------------------------------------------------------------------------
         715,000   NYS DA, Series B                                                        6.650      08/15/2030            811,139
-----------------------------------------------------------------------------------------------------------------------------------
         100,000   NYS EFC (Clean Water & Drinking Revolving Funds)                        5.125      06/15/2031            105,143
-----------------------------------------------------------------------------------------------------------------------------------
       4,095,000   NYS EFC (Clean Water & Drinking Revolving Funds)                        5.400      07/15/2021          4,436,564
-----------------------------------------------------------------------------------------------------------------------------------
       7,500,000   NYS EFC (NYS Water Services)                                            5.950      01/15/2020          8,107,650
-----------------------------------------------------------------------------------------------------------------------------------
       2,365,000   NYS EFC (NYS Water Services)                                            6.000      01/15/2031          2,556,683
-----------------------------------------------------------------------------------------------------------------------------------
          85,000   NYS EFC (Riverbank State Park)                                          5.125      04/01/2022             85,305
-----------------------------------------------------------------------------------------------------------------------------------
          40,000   NYS EFC (United Waterworks)                                             5.150      03/01/2034             41,222
-----------------------------------------------------------------------------------------------------------------------------------
       7,000,000   NYS ERDA (Brooklyn Union Gas Co.) RIBS                                  8.751 6    04/01/2020          7,710,780
-----------------------------------------------------------------------------------------------------------------------------------
      16,300,000   NYS ERDA (Brooklyn Union Gas Co.) RIBS                                  9.767 6    07/01/2026         17,282,564
-----------------------------------------------------------------------------------------------------------------------------------
         210,000   NYS ERDA (Central Hudson Gas & Electric Co.)                            5.450      08/01/2027            220,884
-----------------------------------------------------------------------------------------------------------------------------------
         135,000   NYS ERDA (Corning Natural Gas)                                          8.250      12/01/2018            137,417
-----------------------------------------------------------------------------------------------------------------------------------
       5,000,000   NYS ERDA (LILCO)                                                        5.150      03/01/2016          5,000,450
-----------------------------------------------------------------------------------------------------------------------------------
      23,000,000   NYS ERDA (LILCO)                                                        5.300      11/01/2023         23,862,270
-----------------------------------------------------------------------------------------------------------------------------------
         315,000   NYS ERDA (LILCO)                                                        5.300      10/01/2024            326,784
-----------------------------------------------------------------------------------------------------------------------------------
      13,950,000   NYS ERDA (Niagara Mohawk) 9                                             5.150      11/01/2025         14,543,635
-----------------------------------------------------------------------------------------------------------------------------------
      14,500,000   NYS ERDA (Rochester Gas & Electric) 9                                   5.950      09/01/2033         15,263,425
-----------------------------------------------------------------------------------------------------------------------------------
       2,870,000   NYS HFA (Children's Rescue) 1                                           7.625      05/01/2018          2,872,353
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYS HFA (Crotona Estates Apartments)                                    4.950      08/15/2038          1,014,950
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   NYS HFA (Friendship)                                                    5.100      08/15/2041          1,029,620
-----------------------------------------------------------------------------------------------------------------------------------
          15,000   NYS HFA (General Hsg.)                                                  6.600      11/01/2008             15,350
-----------------------------------------------------------------------------------------------------------------------------------
       1,550,000   NYS HFA (Golden Age Apartments)                                         5.000      02/15/2037          1,580,070
-----------------------------------------------------------------------------------------------------------------------------------
         645,000   NYS HFA (Kensico Terrace Apartments)                                    4.900      02/15/2038            651,824
-----------------------------------------------------------------------------------------------------------------------------------
         950,000   NYS HFA (Kensico Terrace Apartments)                                    4.950      02/15/2038            952,223
-----------------------------------------------------------------------------------------------------------------------------------
           5,000   NYS HFA (Meadow Manor)                                                  7.750      11/01/2019              5,014
-----------------------------------------------------------------------------------------------------------------------------------
         745,000   NYS HFA (Multifamily Hsg.)                                              5.250      11/15/2028            760,757
-----------------------------------------------------------------------------------------------------------------------------------
       1,340,000   NYS HFA (Multifamily Hsg.)                                              5.300      08/15/2024          1,372,348
-----------------------------------------------------------------------------------------------------------------------------------
       1,700,000   NYS HFA (Multifamily Hsg.)                                              5.300      11/15/2039          1,734,323
-----------------------------------------------------------------------------------------------------------------------------------
       1,070,000   NYS HFA (Multifamily Hsg.)                                              5.350      08/15/2020          1,112,886
-----------------------------------------------------------------------------------------------------------------------------------
       2,860,000   NYS HFA (Multifamily Hsg.)                                              5.350      08/15/2031          2,928,154
-----------------------------------------------------------------------------------------------------------------------------------
       2,080,000   NYS HFA (Multifamily Hsg.)                                              5.375      02/15/2035          2,147,974
-----------------------------------------------------------------------------------------------------------------------------------
       3,250,000   NYS HFA (Multifamily Hsg.)                                              5.450      08/15/2032          3,373,695
-----------------------------------------------------------------------------------------------------------------------------------
       2,075,000   NYS HFA (Multifamily Hsg.)                                              5.500      08/15/2030          2,119,322
-----------------------------------------------------------------------------------------------------------------------------------
       1,215,000   NYS HFA (Multifamily Hsg.)                                              5.550      08/15/2019          1,256,383
-----------------------------------------------------------------------------------------------------------------------------------
       1,385,000   NYS HFA (Multifamily Hsg.)                                              5.600      08/15/2019          1,433,309
-----------------------------------------------------------------------------------------------------------------------------------
       1,240,000   NYS HFA (Multifamily Hsg.)                                              5.600      02/15/2026          1,279,432
-----------------------------------------------------------------------------------------------------------------------------------
       1,730,000   NYS HFA (Multifamily Hsg.)                                              5.600      08/15/2033          1,808,438
-----------------------------------------------------------------------------------------------------------------------------------
       1,150,000   NYS HFA (Multifamily Hsg.)                                              5.650      08/15/2030          1,189,215
-----------------------------------------------------------------------------------------------------------------------------------
       3,200,000   NYS HFA (Multifamily Hsg.)                                              5.650      08/15/2030          3,301,088


                         45 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      1,000,000   NYS HFA (Multifamily Hsg.)                                              5.650%     08/15/2031   $      1,033,850
-----------------------------------------------------------------------------------------------------------------------------------
       1,710,000   NYS HFA (Multifamily Hsg.)                                              5.650      02/15/2034          1,760,069
-----------------------------------------------------------------------------------------------------------------------------------
       2,120,000   NYS HFA (Multifamily Hsg.)                                              5.700      08/15/2033          2,205,245
-----------------------------------------------------------------------------------------------------------------------------------
          90,000   NYS HFA (Multifamily Hsg.)                                              5.950      08/15/2024             90,677
-----------------------------------------------------------------------------------------------------------------------------------
       1,285,000   NYS HFA (Multifamily Hsg.)                                              6.100      11/15/2036          1,325,272
-----------------------------------------------------------------------------------------------------------------------------------
       4,700,000   NYS HFA (Multifamily Hsg.)                                              6.125      08/15/2038          4,800,627
-----------------------------------------------------------------------------------------------------------------------------------
          45,000   NYS HFA (Multifamily Hsg.)                                              6.200      08/15/2012             45,063
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   NYS HFA (Multifamily Hsg.)                                              6.200      08/15/2016             25,528
-----------------------------------------------------------------------------------------------------------------------------------
         725,000   NYS HFA (Multifamily Hsg.)                                              6.250      02/15/2031            750,187
-----------------------------------------------------------------------------------------------------------------------------------
       1,255,000   NYS HFA (Multifamily Hsg.)                                              6.400      11/15/2027          1,281,631
-----------------------------------------------------------------------------------------------------------------------------------
         265,000   NYS HFA (Multifamily Hsg.)                                              6.500      08/15/2024            270,970
-----------------------------------------------------------------------------------------------------------------------------------
       2,735,000   NYS HFA (Multifamily Hsg.)                                              6.700      08/15/2025          2,739,075
-----------------------------------------------------------------------------------------------------------------------------------
       5,540,000   NYS HFA (Multifamily Hsg.) 1                                            6.750      11/15/2036          5,619,056
-----------------------------------------------------------------------------------------------------------------------------------
           5,000   NYS HFA (Multifamily Hsg.)                                              6.950      08/15/2012              5,076
-----------------------------------------------------------------------------------------------------------------------------------
       5,400,000   NYS HFA (Multifamily Hsg.) 1                                            7.050      08/15/2024          5,461,290
-----------------------------------------------------------------------------------------------------------------------------------
         480,000   NYS HFA (Nonprofit Hsg.)                                                8.400      11/01/2009            487,291
-----------------------------------------------------------------------------------------------------------------------------------
         525,000   NYS HFA (Nonprofit Hsg.)                                                8.400      11/01/2010            532,975
-----------------------------------------------------------------------------------------------------------------------------------
         565,000   NYS HFA (Nonprofit Hsg.)                                                8.400      11/01/2011            573,582
-----------------------------------------------------------------------------------------------------------------------------------
         605,000   NYS HFA (Nonprofit Hsg.)                                                8.400      11/01/2012            614,190
-----------------------------------------------------------------------------------------------------------------------------------
         655,000   NYS HFA (Nonprofit Hsg.)                                                8.400      11/01/2013            664,949
-----------------------------------------------------------------------------------------------------------------------------------
         780,000   NYS HFA (Nonprofit Hsg.)                                                8.400      11/01/2014            791,848
-----------------------------------------------------------------------------------------------------------------------------------
         835,000   NYS HFA (Nonprofit Hsg.)                                                8.400      11/01/2015            847,684
-----------------------------------------------------------------------------------------------------------------------------------
         900,000   NYS HFA (Nonprofit Hsg.)                                                8.400      11/01/2016            913,671
-----------------------------------------------------------------------------------------------------------------------------------
         990,000   NYS HFA (Nonprofit Hsg.)                                                8.400      11/01/2017          1,005,038
-----------------------------------------------------------------------------------------------------------------------------------
       1,060,000   NYS HFA (Nonprofit Hsg.)                                                8.400      11/01/2018          1,076,101
-----------------------------------------------------------------------------------------------------------------------------------
         460,000   NYS HFA (Nonprofit Hsg.)                                                8.400      11/01/2019            466,987
-----------------------------------------------------------------------------------------------------------------------------------
      10,580,000   NYS HFA (Nursing Home & Health Care) 9                                  5.150      11/01/2016         10,633,006
-----------------------------------------------------------------------------------------------------------------------------------
       5,000,000   NYS HFA (Phillips Village) 1                                            7.750      08/15/2017          5,094,300
-----------------------------------------------------------------------------------------------------------------------------------
          70,000   NYS HFA (Service Contract)                                              5.375      03/15/2023             70,095
-----------------------------------------------------------------------------------------------------------------------------------
       5,600,000   NYS HFA (Service Contract)                                              5.500      09/15/2022          5,772,200
-----------------------------------------------------------------------------------------------------------------------------------
       5,525,000   NYS HFA (Service Contract)                                              5.500      03/15/2025          5,689,590
-----------------------------------------------------------------------------------------------------------------------------------
         255,000   NYS HFA (Service Contract)                                              6.500      03/15/2025            257,876
-----------------------------------------------------------------------------------------------------------------------------------
         235,000   NYS HFA (Shorehill Hsg.)                                                7.500      05/01/2008            235,268
-----------------------------------------------------------------------------------------------------------------------------------
       1,540,000   NYS HFA (Tiffany Gardens)                                               4.900      08/15/2025          1,575,266
-----------------------------------------------------------------------------------------------------------------------------------
       3,210,000   NYS HFA (Tiffany Gardens)                                               5.125      08/15/2037          3,299,495
-----------------------------------------------------------------------------------------------------------------------------------
         275,000   NYS LGSC (SCSB) 2                                                       7.250      12/15/2011            287,964
-----------------------------------------------------------------------------------------------------------------------------------
         810,000   NYS LGSC (SCSB) 2                                                       7.375      12/15/2016            838,391
-----------------------------------------------------------------------------------------------------------------------------------
         980,000   NYS LGSC (SCSB) 2                                                       7.750      12/15/2021          1,045,572
-----------------------------------------------------------------------------------------------------------------------------------
          55,000   NYS Medcare (Hospital & Nursing Home)                                   6.200      08/15/2022             55,403
-----------------------------------------------------------------------------------------------------------------------------------
         960,000   NYS Medcare (Hospital & Nursing Home)                                   6.300      08/15/2023            961,843
-----------------------------------------------------------------------------------------------------------------------------------
         740,000   NYS Medcare (Hospital & Nursing Home)                                   6.375      08/15/2033            741,465


                         46 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$        590,000   NYS Medcare (Hospital & Nursing Home)                                   7.400%     11/01/2016   $        591,558
-----------------------------------------------------------------------------------------------------------------------------------
         530,000   NYS Medcare (Hospital & Nursing Home)                                   9.375      11/01/2016            550,352
-----------------------------------------------------------------------------------------------------------------------------------
          35,000   NYS Medcare (M.G. Nursing Home)                                         6.200      02/15/2015             35,412
-----------------------------------------------------------------------------------------------------------------------------------
       1,670,000   NYS Medcare (M.G. Nursing Home)                                         6.375      02/15/2035          1,689,856
-----------------------------------------------------------------------------------------------------------------------------------
         350,000   NYS Medcare (Montefiore Medical Center)                                 5.750      02/15/2025            350,455
-----------------------------------------------------------------------------------------------------------------------------------
       5,875,000   NYS Medcare (St. Peter's Hospital) 1                                    5.375      11/01/2020          5,926,818
-----------------------------------------------------------------------------------------------------------------------------------
       2,285,000   NYS Power Authority                                                     5.250      11/15/2030          2,399,958
-----------------------------------------------------------------------------------------------------------------------------------
      28,565,000   NYS Thruway Authority 9                                                 5.000      01/01/2025         29,189,036
-----------------------------------------------------------------------------------------------------------------------------------
           5,000   NYS UDC (Correctional Facilities)                                       6.309 3    01/01/2013              3,719
-----------------------------------------------------------------------------------------------------------------------------------
       5,480,000   Oneida County IDA (Bonide Products) 1                                   6.250      11/01/2018          5,531,293
-----------------------------------------------------------------------------------------------------------------------------------
         830,000   Oneida County IDA (Civic Facilities-Mohawk Valley)                      5.000      09/15/2035            859,274
-----------------------------------------------------------------------------------------------------------------------------------
         450,000   Oneida County IDA (Mohawk Valley Handicapped Services)                  5.300      03/15/2019            468,108
-----------------------------------------------------------------------------------------------------------------------------------
         740,000   Oneida County IDA (Mohawk Valley Handicapped Services)                  5.350      03/15/2029            768,927
-----------------------------------------------------------------------------------------------------------------------------------
       1,190,000   Oneida County IDA (Presbyterian Home)                                   5.250      03/01/2019          1,214,621
-----------------------------------------------------------------------------------------------------------------------------------
       1,015,000   Oneida County IDA (Presbyterian Home)                                   6.100      06/01/2020          1,086,152
-----------------------------------------------------------------------------------------------------------------------------------
       3,995,000   Onondaga County IDA (Air Cargo)                                         6.125      01/01/2032          4,238,535
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   Onondaga County IDA (Air Cargo)                                         7.250      01/01/2032          2,174,340
-----------------------------------------------------------------------------------------------------------------------------------
         295,000   Onondaga County IDA
                   (Central New York Charter School for Math & Science) 10                 8.500      01/01/2032             81,193
-----------------------------------------------------------------------------------------------------------------------------------
         475,000   Onondaga County IDA (Coltec Industries)                                 7.250      06/01/2008            480,767
-----------------------------------------------------------------------------------------------------------------------------------
         770,000   Onondaga County IDA (Coltec Industries)                                 9.875      10/01/2010            780,472
-----------------------------------------------------------------------------------------------------------------------------------
       1,315,000   Onondaga County IDA (Community General Hospital)                        5.500      11/01/2018          1,330,030
-----------------------------------------------------------------------------------------------------------------------------------
       6,945,000   Onondaga County IDA (Community General Hospital) 1                      6.625      01/01/2018          7,002,366
-----------------------------------------------------------------------------------------------------------------------------------
       4,710,000   Onondaga County IDA (Le Moyne College)                                  5.625      12/01/2021          5,016,857
-----------------------------------------------------------------------------------------------------------------------------------
      10,600,000   Onondaga County IDA (Solvay Paperboard)                                 6.800      11/01/2014         11,035,342
-----------------------------------------------------------------------------------------------------------------------------------
      67,200,000   Onondaga County IDA (Solvay Paperboard) 1                               7.000      11/01/2030         70,066,752
-----------------------------------------------------------------------------------------------------------------------------------
         750,000   Onondaga County IDA (Syracuse Home)                                     5.200      12/01/2018            775,463
-----------------------------------------------------------------------------------------------------------------------------------
         500,000   Onondaga County IDA Sewage Waste Facilities
                   (Anheuser-Busch Companies)                                              6.250      12/01/2034            528,810
-----------------------------------------------------------------------------------------------------------------------------------
      52,669,598   Onondaga County Res Rec                                                 0.000 8    05/01/2022         29,701,966
-----------------------------------------------------------------------------------------------------------------------------------
      41,580,000   Onondaga County Res Rec                                                 5.000      05/01/2015         40,567,527
-----------------------------------------------------------------------------------------------------------------------------------
       2,500,000   Orange County IDA (Arden Hill Life Care Center)                         7.000      08/01/2021          2,684,875
-----------------------------------------------------------------------------------------------------------------------------------
       2,325,000   Orange County IDA (Arden Hill Life Care Center)                         7.000      08/01/2031          2,481,310
-----------------------------------------------------------------------------------------------------------------------------------
       2,090,000   Orange County IDA (Arden Hill Life Care Center)                         7.000      08/01/2031          2,230,511
-----------------------------------------------------------------------------------------------------------------------------------
       2,705,000   Orange County IDA (Glen Arden)                                          5.625      01/01/2018          2,774,464
-----------------------------------------------------------------------------------------------------------------------------------
       5,590,000   Orange County IDA (Glen Arden)                                          5.700      01/01/2028          5,710,241
-----------------------------------------------------------------------------------------------------------------------------------
       2,685,000   Orange County IDA (Kingston Manufacturing) 2                            8.000      11/01/2017          1,370,639
-----------------------------------------------------------------------------------------------------------------------------------
         295,000   Orange County IDA (Orange Mental Retardation Properties)                7.800      07/01/2011            297,522
-----------------------------------------------------------------------------------------------------------------------------------
       1,715,000   Orange County IDA (St. Luke's Cornwall Hospital Obligated Group)        5.375      12/01/2021          1,823,594


                         47 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      6,330,000   Orange County IDA (St. Luke's Cornwall Hospital Obligated Group) 1      5.375%     12/01/2026   $      6,719,168
-----------------------------------------------------------------------------------------------------------------------------------
       2,235,000   Orange County IDA (St. Luke's Cornwall Hospital Obligated Group)        5.375      12/01/2026          2,372,408
-----------------------------------------------------------------------------------------------------------------------------------
       7,545,000   Orange County IDA (Tuxedo Place) 2                                      7.000      08/01/2032          5,879,517
-----------------------------------------------------------------------------------------------------------------------------------
       2,500,000   Orange County IDA (Tuxedo Place) 2                                      7.000      08/01/2033          1,947,325
-----------------------------------------------------------------------------------------------------------------------------------
       2,755,000   Oswego County IDA (Bishop's Common)                                     5.375      02/01/2049          2,858,836
-----------------------------------------------------------------------------------------------------------------------------------
       3,260,000   Oswego County IDA (Seneca Hill Manor)                                   5.650      08/01/2037          3,356,887
-----------------------------------------------------------------------------------------------------------------------------------
       6,860,000   Otsego County IDA (Hartwick College)                                    5.900      07/01/2022          7,128,843
-----------------------------------------------------------------------------------------------------------------------------------
       3,030,000   Otsego County IDA (Mary Imogene Bassett Hospital)                       5.350      11/01/2020          3,151,261
-----------------------------------------------------------------------------------------------------------------------------------
      10,720,000   Peekskill IDA (Drum Hill)                                               6.375      10/01/2028         10,759,342
-----------------------------------------------------------------------------------------------------------------------------------
         447,716   Peekskill IDA (Karta)                                                   9.000      07/01/2010            455,023
-----------------------------------------------------------------------------------------------------------------------------------
       1,475,000   Port Authority NY/NJ (Continental Airlines) 1                           9.000      12/01/2010          1,507,598
-----------------------------------------------------------------------------------------------------------------------------------
      53,290,000   Port Authority NY/NJ (Continental Airlines) 1                           9.125      12/01/2015         55,528,180
-----------------------------------------------------------------------------------------------------------------------------------
       2,795,000   Port Authority NY/NJ (Delta Air Lines) 2                                6.950      06/01/2008          2,816,242
-----------------------------------------------------------------------------------------------------------------------------------
      28,085,000   Port Authority NY/NJ (JFK International Air Terminal)                   5.750      12/01/2025         28,587,160
-----------------------------------------------------------------------------------------------------------------------------------
       2,625,000   Port Authority NY/NJ (JFK International Air Terminal) 1                 5.900      12/01/2017          2,726,456
-----------------------------------------------------------------------------------------------------------------------------------
       7,410,000   Port Authority NY/NJ (KIAC)                                             6.750      10/01/2011          7,543,528
-----------------------------------------------------------------------------------------------------------------------------------
      46,435,000   Port Authority NY/NJ (KIAC)                                             6.750      10/01/2019         47,210,929
-----------------------------------------------------------------------------------------------------------------------------------
       3,300,000   Port Authority NY/NJ (KIAC)                                             7.000      10/01/2007          3,337,521
-----------------------------------------------------------------------------------------------------------------------------------
       8,150,000   Port Authority NY/NJ, 108th Series                                      5.875      01/15/2017          8,244,948
-----------------------------------------------------------------------------------------------------------------------------------
          40,000   Port Authority NY/NJ, 111th Series                                      5.000      10/01/2032             40,628
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Port Authority NY/NJ, 120th Series 1                                    5.750      10/15/2026          1,025,120
-----------------------------------------------------------------------------------------------------------------------------------
       4,775,000   Port Authority NY/NJ, 121st Series                                      5.125      10/15/2030          4,870,118
-----------------------------------------------------------------------------------------------------------------------------------
         425,000   Port Authority NY/NJ, 122nd Series                                      5.000      07/15/2018            435,260
-----------------------------------------------------------------------------------------------------------------------------------
          30,000   Port Authority NY/NJ, 122nd Series                                      5.000      07/15/2026             30,573
-----------------------------------------------------------------------------------------------------------------------------------
         105,000   Port Authority NY/NJ, 122nd Series                                      5.125      01/15/2036            107,245
-----------------------------------------------------------------------------------------------------------------------------------
         745,000   Port Authority NY/NJ, 124th Series                                      5.000      08/01/2019            761,129
-----------------------------------------------------------------------------------------------------------------------------------
       9,560,000   Port Authority NY/NJ, 124th Series                                      5.000      08/01/2036          9,751,296
-----------------------------------------------------------------------------------------------------------------------------------
         120,000   Port Authority NY/NJ, 126th Series                                      5.125      11/15/2028            125,887
-----------------------------------------------------------------------------------------------------------------------------------
         240,000   Port Authority NY/NJ, 126th Series                                      5.125      11/15/2030            251,774
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   Port Authority NY/NJ, 127th Series                                      5.200      12/15/2027             26,421
-----------------------------------------------------------------------------------------------------------------------------------
       7,015,000   Port Authority NY/NJ, 127th Series                                      5.250      12/15/2032          7,426,921
-----------------------------------------------------------------------------------------------------------------------------------
         495,000   Port Authority NY/NJ, 132nd Series                                      5.000      09/01/2026            524,076
-----------------------------------------------------------------------------------------------------------------------------------
      35,100,000   Port Authority NY/NJ, 132nd Series                                      5.000      09/01/2038         36,930,816
-----------------------------------------------------------------------------------------------------------------------------------
      80,000,000   Port Authority NY/NJ, 135th Series 9                                    5.000      03/15/2039         84,197,200
-----------------------------------------------------------------------------------------------------------------------------------
      16,105,000   Port Authority NY/NJ, 136th Series                                      5.125      05/01/2034         17,080,802
-----------------------------------------------------------------------------------------------------------------------------------
      19,175,000   Port Authority NY/NJ, 136th Series                                      5.375      11/01/2028         20,697,687
-----------------------------------------------------------------------------------------------------------------------------------
      22,855,000   Port Authority NY/NJ, 136th Series                                      5.500      11/01/2029         24,942,347
-----------------------------------------------------------------------------------------------------------------------------------
       1,430,000   Port Authority NY/NJ, 137th Series                                      5.125      07/15/2030          1,519,375
-----------------------------------------------------------------------------------------------------------------------------------
      18,040,000   Port Authority NY/NJ, 141st Series                                      5.000      09/01/2027         18,958,416


                         48 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     47,910,000   Port Authority NY/NJ, 143rd Series                                      5.000%     10/01/2030   $     50,295,918
-----------------------------------------------------------------------------------------------------------------------------------
      27,535,000   Port Authority NY/NJ, 143rd Series                                      5.000      04/01/2036         28,880,635
-----------------------------------------------------------------------------------------------------------------------------------
      50,660,000   Port Authority NY/NJ, 37th Series                                       5.250      07/15/2034         54,200,627
-----------------------------------------------------------------------------------------------------------------------------------
       2,755,000   Poughkeepsie IDA (Eastman & Bixby Redevel. Corp.)                       6.000      08/01/2032          2,940,246
-----------------------------------------------------------------------------------------------------------------------------------
       1,990,000   Putnam County IDA (Brewster Plastics)                                   8.500      12/01/2016          2,048,665
-----------------------------------------------------------------------------------------------------------------------------------
      16,240,000   Rensselaer City School District COP 1                                   5.000      06/01/2036         17,274,326
-----------------------------------------------------------------------------------------------------------------------------------
       1,500,000   Rensselaer County IDA (Franciscan Heights)                              5.375      12/01/2036          1,591,215
-----------------------------------------------------------------------------------------------------------------------------------
      27,455,000   Rensselaer County IDA (Rensselaer Polytechnical Institute)              5.000      03/01/2036         29,014,719
-----------------------------------------------------------------------------------------------------------------------------------
       6,385,000   Rensselaer County Tobacco Asset Securitization Corp. 9                  5.625      06/01/2035          6,699,861
-----------------------------------------------------------------------------------------------------------------------------------
       7,300,000   Rensselaer County Tobacco Asset Securitization Corp. 9                  5.750      06/01/2043          7,696,163
-----------------------------------------------------------------------------------------------------------------------------------
      18,975,000   Rensselaer Municipal Leasing Corp.(Rensselaer County Nursing Home)      6.900      06/01/2024         19,177,463
-----------------------------------------------------------------------------------------------------------------------------------
       1,580,000   Riverhead IDA (Michael Reilly Design)                                   8.875      08/01/2021          1,506,941
-----------------------------------------------------------------------------------------------------------------------------------
       3,810,000   Rochester Hsg. Authority (Andrews Terrace Apartments)                   4.700      12/20/2038          3,799,294
-----------------------------------------------------------------------------------------------------------------------------------
      14,695,000   Rochester Hsg. Authority (Andrews Terrace Apartments)                   4.800      12/20/2048         14,692,208
-----------------------------------------------------------------------------------------------------------------------------------
      14,805,000   Rochester Hsg. Authority (Crossroads Apartments)                        7.700      01/01/2017         14,997,761
-----------------------------------------------------------------------------------------------------------------------------------
       6,790,000   Rochester Museum & Science Center                                       6.125      12/01/2015          6,878,474
-----------------------------------------------------------------------------------------------------------------------------------
       1,195,000   Rockland County IDA (Crystal Run Village/Rockland
                   County Assoc. for the Learning Disabled Obligated Group)                4.900      07/01/2021          1,245,584
-----------------------------------------------------------------------------------------------------------------------------------
      30,000,000   Rockland County Tobacco Asset Securitization Corp.                      5.875 3    08/15/2045          3,237,000
-----------------------------------------------------------------------------------------------------------------------------------
     441,000,000   Rockland County Tobacco Asset Securitization Corp.                      7.624 3    08/15/2060          8,617,140
-----------------------------------------------------------------------------------------------------------------------------------
       9,225,000   Rockland County Tobacco Asset Securitization Corp. 9                    5.625      08/15/2035          9,695,629
-----------------------------------------------------------------------------------------------------------------------------------
      10,100,000   Rockland County Tobacco Asset Securitization Corp. 9                    5.750      08/15/2043         10,665,891
-----------------------------------------------------------------------------------------------------------------------------------
          20,000   Sanford Town GO                                                         5.250      04/15/2015             21,272
-----------------------------------------------------------------------------------------------------------------------------------
          20,000   Sanford Town GO                                                         5.250      04/15/2016             21,393
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   Sanford Town GO                                                         5.250      04/15/2017             26,662
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   Sanford Town GO                                                         5.250      04/15/2018             26,576
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   Sanford Town GO                                                         5.250      04/15/2019             26,498
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   Sanford Town GO                                                         5.250      04/15/2020             26,381
-----------------------------------------------------------------------------------------------------------------------------------
          30,000   Sanford Town GO                                                         5.250      04/15/2021             31,540
-----------------------------------------------------------------------------------------------------------------------------------
          30,000   Sanford Town GO                                                         5.250      04/15/2022             31,448
-----------------------------------------------------------------------------------------------------------------------------------
          30,000   Sanford Town GO                                                         5.250      04/15/2023             31,355
-----------------------------------------------------------------------------------------------------------------------------------
          30,000   Sanford Town GO                                                         5.250      04/15/2024             31,286
-----------------------------------------------------------------------------------------------------------------------------------
          35,000   Sanford Town GO                                                         5.250      04/15/2025             36,340
-----------------------------------------------------------------------------------------------------------------------------------
          35,000   Sanford Town GO                                                         5.250      04/15/2026             36,260
-----------------------------------------------------------------------------------------------------------------------------------
          40,000   Sanford Town GO                                                         5.250      04/15/2027             41,419
-----------------------------------------------------------------------------------------------------------------------------------
          40,000   Sanford Town GO                                                         5.250      04/15/2028             41,343


                         49 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$         40,000   Sanford Town GO                                                         5.250%     04/15/2029   $         41,288
-----------------------------------------------------------------------------------------------------------------------------------
          45,000   Sanford Town GO                                                         5.250      04/15/2030             46,348
-----------------------------------------------------------------------------------------------------------------------------------
          45,000   Sanford Town GO                                                         5.250      04/15/2031             46,280
-----------------------------------------------------------------------------------------------------------------------------------
          50,000   Sanford Town GO                                                         5.250      04/15/2032             51,400
-----------------------------------------------------------------------------------------------------------------------------------
          50,000   Sanford Town GO                                                         5.250      04/15/2033             51,369
-----------------------------------------------------------------------------------------------------------------------------------
          55,000   Sanford Town GO                                                         5.250      04/15/2034             56,552
-----------------------------------------------------------------------------------------------------------------------------------
          60,000   Sanford Town GO                                                         5.250      04/15/2035             61,661
-----------------------------------------------------------------------------------------------------------------------------------
          60,000   Sanford Town GO                                                         5.250      04/15/2036             61,661
-----------------------------------------------------------------------------------------------------------------------------------
         970,000   Saratoga County IDA (ARC)                                               8.400      03/01/2013            973,676
-----------------------------------------------------------------------------------------------------------------------------------
       3,000,000   Saratoga County IDA (Saratoga Hospital/Saratoga Care/
                   Benedict Community Health Center)                                       5.125      12/01/2033          3,162,330
-----------------------------------------------------------------------------------------------------------------------------------
       1,635,000   Schenectady IDA (Schaffer Heights Hsg.)                                 6.000      11/01/2030          1,772,618
-----------------------------------------------------------------------------------------------------------------------------------
       3,335,000   Schenectady IDA (Union College)                                         5.000      07/01/2031          3,543,671
-----------------------------------------------------------------------------------------------------------------------------------
       3,335,000   Schenectady Metroplex Devel. Authority, Series A 1                      5.375      12/15/2021          3,537,001
-----------------------------------------------------------------------------------------------------------------------------------
         188,000   Schroon Lake Fire District 2                                            7.250      03/01/2009            188,626
-----------------------------------------------------------------------------------------------------------------------------------
         175,000   Scotia Hsg. Authority (Holyrood House)                                  7.000      06/01/2009            176,197
-----------------------------------------------------------------------------------------------------------------------------------
       2,480,000   SONYMA, Series 106                                                      5.100      04/01/2023          2,542,372
-----------------------------------------------------------------------------------------------------------------------------------
      10,200,000   SONYMA, Series 109                                                      4.800      10/01/2023         10,366,974
-----------------------------------------------------------------------------------------------------------------------------------
      33,565,000   SONYMA, Series 109 9                                                    4.950      10/01/2034         34,049,439
-----------------------------------------------------------------------------------------------------------------------------------
      14,865,000   SONYMA, Series 133                                                      5.050      10/01/2026         15,374,126
-----------------------------------------------------------------------------------------------------------------------------------
       2,475,000   SONYMA, Series 29                                                       5.450      04/01/2031          2,544,300
-----------------------------------------------------------------------------------------------------------------------------------
      20,600,000   SONYMA, Series 29                                                       5.450      10/01/2031         21,212,438
-----------------------------------------------------------------------------------------------------------------------------------
       7,380,000   SONYMA, Series 35                                                       4.800      10/01/2030          7,466,272
-----------------------------------------------------------------------------------------------------------------------------------
       3,325,000   SONYMA, Series 65                                                       5.850      10/01/2028          3,410,286
-----------------------------------------------------------------------------------------------------------------------------------
      18,610,000   SONYMA, Series 67                                                       5.800      10/01/2028         18,889,336
-----------------------------------------------------------------------------------------------------------------------------------
       3,535,000   SONYMA, Series 69                                                       5.400      10/01/2019          3,606,407
-----------------------------------------------------------------------------------------------------------------------------------
       3,775,000   SONYMA, Series 69                                                       5.500      10/01/2028          3,809,957
-----------------------------------------------------------------------------------------------------------------------------------
       5,540,000   SONYMA, Series 69 9                                                     5.500      10/01/2028          5,591,300
-----------------------------------------------------------------------------------------------------------------------------------
      12,320,000   SONYMA, Series 71                                                       5.400      04/01/2029         12,518,968
-----------------------------------------------------------------------------------------------------------------------------------
          30,000   SONYMA, Series 71                                                       5.400      04/01/2029             30,485
-----------------------------------------------------------------------------------------------------------------------------------
      19,100,000   SONYMA, Series 71 9                                                     5.400      04/01/2029         19,408,179
-----------------------------------------------------------------------------------------------------------------------------------
      22,000,000   SONYMA, Series 73 9                                                     5.300      10/01/2028         22,455,730
-----------------------------------------------------------------------------------------------------------------------------------
       1,815,000   SONYMA, Series 73-A                                                     5.300      10/01/2028          1,852,607
-----------------------------------------------------------------------------------------------------------------------------------
         100,000   SONYMA, Series 77                                                       5.150      04/01/2029            101,973
-----------------------------------------------------------------------------------------------------------------------------------
      10,175,000   SONYMA, Series 79                                                       5.300      04/01/2029         10,382,265
-----------------------------------------------------------------------------------------------------------------------------------
         470,000   SONYMA, Series 82                                                       5.650      04/01/2030            473,718
-----------------------------------------------------------------------------------------------------------------------------------
       5,660,000   SONYMA, Series 97                                                       5.500      04/01/2031          5,846,667
-----------------------------------------------------------------------------------------------------------------------------------
         300,000   St. Lawrence County IDA (Clarkson University)                           5.125      07/01/2021            306,069
-----------------------------------------------------------------------------------------------------------------------------------
       1,315,000   St. Lawrence County IDA (Clarkson University)                           5.250      07/01/2031          1,344,837
-----------------------------------------------------------------------------------------------------------------------------------
       2,370,000   St. Lawrence County IDA (Clarkson University)                           5.500      07/01/2029          2,461,316
-----------------------------------------------------------------------------------------------------------------------------------
       1,225,000   Suffolk County IDA (ACLD)                                               6.000      12/01/2019          1,264,580


                         50 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$        530,000   Suffolk County IDA (ALIA-ACDS)                                          7.125%     06/01/2017   $        571,351
-----------------------------------------------------------------------------------------------------------------------------------
       2,295,000   Suffolk County IDA (ALIA-ACLD)                                          5.950      10/01/2021          2,304,088
-----------------------------------------------------------------------------------------------------------------------------------
         315,000   Suffolk County IDA (ALIA-ACLD)                                          6.375      06/01/2014            326,715
-----------------------------------------------------------------------------------------------------------------------------------
       1,310,000   Suffolk County IDA (ALIA-ACLD)                                          6.500      03/01/2018          1,354,553
-----------------------------------------------------------------------------------------------------------------------------------
         745,000   Suffolk County IDA (ALIA-ACLD)                                          7.500      09/01/2015            802,767
-----------------------------------------------------------------------------------------------------------------------------------
         260,000   Suffolk County IDA (ALIA-ADD)                                           6.950      12/01/2014            277,820
-----------------------------------------------------------------------------------------------------------------------------------
         480,000   Suffolk County IDA (ALIA-ADD)                                           7.125      06/01/2017            517,450
-----------------------------------------------------------------------------------------------------------------------------------
         395,000   Suffolk County IDA (ALIA-ADD)                                           7.500      09/01/2015            425,628
-----------------------------------------------------------------------------------------------------------------------------------
       3,355,000   Suffolk County IDA (ALIA-DDI)                                           5.950      10/01/2021          3,368,286
-----------------------------------------------------------------------------------------------------------------------------------
       1,245,000   Suffolk County IDA (ALIA-DDI)                                           6.375      06/01/2014          1,291,302
-----------------------------------------------------------------------------------------------------------------------------------
         100,000   Suffolk County IDA (ALIA-DDI)                                           7.500      09/01/2015            107,754
-----------------------------------------------------------------------------------------------------------------------------------
         870,000   Suffolk County IDA (ALIA-FREE)                                          5.950      10/01/2021            873,445
-----------------------------------------------------------------------------------------------------------------------------------
         700,000   Suffolk County IDA (ALIA-FREE)                                          6.375      06/01/2014            726,033
-----------------------------------------------------------------------------------------------------------------------------------
       1,605,000   Suffolk County IDA (ALIA-FREE)                                          6.950      12/01/2014          1,715,007
-----------------------------------------------------------------------------------------------------------------------------------
       3,965,000   Suffolk County IDA (ALIA-FREE)                                          7.125      06/01/2017          4,274,349
-----------------------------------------------------------------------------------------------------------------------------------
         615,000   Suffolk County IDA (ALIA-IGHL)                                          5.950      10/01/2021            617,435
-----------------------------------------------------------------------------------------------------------------------------------
         380,000   Suffolk County IDA (ALIA-IGHL)                                          6.000      10/01/2031            381,596
-----------------------------------------------------------------------------------------------------------------------------------
         560,000   Suffolk County IDA (ALIA-IGHL)                                          6.375      06/01/2014            580,826
-----------------------------------------------------------------------------------------------------------------------------------
         550,000   Suffolk County IDA (ALIA-IGHL)                                          6.950      12/01/2014            587,697
-----------------------------------------------------------------------------------------------------------------------------------
       1,110,000   Suffolk County IDA (ALIA-IGHL)                                          7.125      06/01/2017          1,196,602
-----------------------------------------------------------------------------------------------------------------------------------
       1,945,000   Suffolk County IDA (ALIA-IGHL)                                          7.250      12/01/2033          2,075,510
-----------------------------------------------------------------------------------------------------------------------------------
         240,000   Suffolk County IDA (ALIA-IGHL)                                          7.500      09/01/2015            258,610
-----------------------------------------------------------------------------------------------------------------------------------
         330,000   Suffolk County IDA (ALIA- L.I. Head Injury Assoc.)                      6.375      06/01/2014            342,273
-----------------------------------------------------------------------------------------------------------------------------------
         655,000   Suffolk County IDA (ALIA- L.I. Head Injury Assoc.)                      6.950      12/01/2014            699,894
-----------------------------------------------------------------------------------------------------------------------------------
         250,000   Suffolk County IDA (ALIA- L.I. Head Injury Assoc.)                      7.500      09/01/2015            269,385
-----------------------------------------------------------------------------------------------------------------------------------
         550,000   Suffolk County IDA (ALIA-MCH)                                           6.375      06/01/2014            570,455
-----------------------------------------------------------------------------------------------------------------------------------
       1,535,000   Suffolk County IDA (ALIA-MCH)                                           6.950      12/01/2014          1,640,209
-----------------------------------------------------------------------------------------------------------------------------------
       1,355,000   Suffolk County IDA (ALIA-MCH)                                           7.125      06/01/2017          1,460,717
-----------------------------------------------------------------------------------------------------------------------------------
         745,000   Suffolk County IDA (ALIA-NYS ARC)                                       7.500      09/01/2015            802,767
-----------------------------------------------------------------------------------------------------------------------------------
         400,000   Suffolk County IDA (ALIA-Pederson-Krag Center)                          8.375      06/01/2016            436,164
-----------------------------------------------------------------------------------------------------------------------------------
         595,000   Suffolk County IDA (ALIA-SMCFS)                                         7.500      09/01/2015            641,136
-----------------------------------------------------------------------------------------------------------------------------------
         710,000   Suffolk County IDA (ALIA-Suffolk Hostels)                               7.500      09/01/2015            765,053
-----------------------------------------------------------------------------------------------------------------------------------
       2,075,000   Suffolk County IDA (ALIA-UCPAGS)                                        5.950      10/01/2021          2,083,217
-----------------------------------------------------------------------------------------------------------------------------------
         235,000   Suffolk County IDA (ALIA-UCPAGS)                                        6.375      06/01/2014            243,740
-----------------------------------------------------------------------------------------------------------------------------------
         955,000   Suffolk County IDA (ALIA-UCPAGS)                                        6.950      12/01/2014          1,020,456
-----------------------------------------------------------------------------------------------------------------------------------
         785,000   Suffolk County IDA (ALIA-UCPAGS)                                        7.000      06/01/2016            843,098
-----------------------------------------------------------------------------------------------------------------------------------
         495,000   Suffolk County IDA (ALIA-UCPAGS)                                        7.500      09/01/2015            533,382
-----------------------------------------------------------------------------------------------------------------------------------
         340,000   Suffolk County IDA (ALIA-WORCA)                                         6.950      12/01/2014            363,304
-----------------------------------------------------------------------------------------------------------------------------------
         850,000   Suffolk County IDA (ALIA-WORCA)                                         7.125      06/01/2017            916,317
-----------------------------------------------------------------------------------------------------------------------------------
         590,000   Suffolk County IDA (ALIA-WORCA)                                         7.500      09/01/2015            635,749
-----------------------------------------------------------------------------------------------------------------------------------
         715,000   Suffolk County IDA (Catholic Charities)                                 6.000      10/01/2020            730,208


                         51 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$        235,000   Suffolk County IDA (DDI)                                                6.000%     12/01/2019   $        242,593
-----------------------------------------------------------------------------------------------------------------------------------
         635,000   Suffolk County IDA (DDI)                                                6.000      10/01/2020            648,506
-----------------------------------------------------------------------------------------------------------------------------------
         655,000   Suffolk County IDA (DDI)                                                6.000      10/01/2020            668,932
-----------------------------------------------------------------------------------------------------------------------------------
         520,000   Suffolk County IDA (DDI)                                                6.250      03/01/2009            529,256
-----------------------------------------------------------------------------------------------------------------------------------
       5,025,000   Suffolk County IDA (DDI)                                                7.250      03/01/2024          5,322,229
-----------------------------------------------------------------------------------------------------------------------------------
       8,940,000   Suffolk County IDA (DDI)                                                8.750      03/01/2023          9,567,409
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   Suffolk County IDA (Dowling College)                                    5.000      06/01/2036          2,073,700
-----------------------------------------------------------------------------------------------------------------------------------
       3,275,000   Suffolk County IDA (Dowling College)                                    6.700      12/01/2020          3,345,544
-----------------------------------------------------------------------------------------------------------------------------------
       1,740,000   Suffolk County IDA (Family Residences)                                  6.000      12/01/2019          1,796,219
-----------------------------------------------------------------------------------------------------------------------------------
       1,345,000   Suffolk County IDA (Family Services League)                             5.000      11/01/2027          1,411,120
-----------------------------------------------------------------------------------------------------------------------------------
         830,000   Suffolk County IDA (Family Services League)                             5.000      11/01/2034            870,238
-----------------------------------------------------------------------------------------------------------------------------------
         160,000   Suffolk County IDA (Federation of Organizations)                        7.625      04/01/2010            166,048
-----------------------------------------------------------------------------------------------------------------------------------
       2,195,000   Suffolk County IDA (Federation of Organizations)                        8.125      04/01/2030          2,317,503
-----------------------------------------------------------------------------------------------------------------------------------
       2,600,000   Suffolk County IDA (Gurwin Jewish-Phase II)                             6.700      05/01/2039          2,851,290
-----------------------------------------------------------------------------------------------------------------------------------
       3,860,000   Suffolk County IDA (Huntington First Aid Squad)                         6.650      11/01/2017          4,029,801
-----------------------------------------------------------------------------------------------------------------------------------
         270,000   Suffolk County IDA (Independent Group Home Living)                      6.000      12/01/2019            278,724
-----------------------------------------------------------------------------------------------------------------------------------
       1,460,000   Suffolk County IDA (Independent Group Home Living)                      6.000      10/01/2020          1,491,054
-----------------------------------------------------------------------------------------------------------------------------------
       2,950,000   Suffolk County IDA (Jefferson's Ferry)                                  5.000      11/01/2028          3,022,393
-----------------------------------------------------------------------------------------------------------------------------------
      13,760,000   Suffolk County IDA (Keyspan-Port Jefferson Center)                      5.250      06/01/2027         14,388,144
-----------------------------------------------------------------------------------------------------------------------------------
       4,065,000   Suffolk County IDA (L.I. Network Community Services)                    7.550      02/01/2034          4,333,453
-----------------------------------------------------------------------------------------------------------------------------------
       8,000,000   Suffolk County IDA (Medford Hamlet Assisted Living)                     6.375      01/01/2039          8,221,600
-----------------------------------------------------------------------------------------------------------------------------------
       1,865,000   Suffolk County IDA (Nassau-Suffolk Services for Autism)                 6.750      11/01/2036          1,902,878
-----------------------------------------------------------------------------------------------------------------------------------
         635,000   Suffolk County IDA (Nassau-Suffolk Services for Autism)                 6.750      11/01/2036            636,187
-----------------------------------------------------------------------------------------------------------------------------------
       3,080,000   Suffolk County IDA (New Interdisciplinary School)                       6.750      12/01/2019          3,191,250
-----------------------------------------------------------------------------------------------------------------------------------
         450,000   Suffolk County IDA (Nissequogue Cogeneration Partners)                  4.875      01/01/2008            449,136
-----------------------------------------------------------------------------------------------------------------------------------
       8,750,000   Suffolk County IDA (Nissequogue Cogeneration Partners)                  5.300      01/01/2013          8,674,663
-----------------------------------------------------------------------------------------------------------------------------------
      18,925,000   Suffolk County IDA (Nissequogue Cogeneration Partners)                  5.500      01/01/2023         18,885,068
-----------------------------------------------------------------------------------------------------------------------------------
         665,000   Suffolk County IDA (OBPWC)                                              7.500      11/01/2022            665,466
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Suffolk County IDA (Peconic Landing Retirement Home)                    8.000      10/01/2020          1,113,690
-----------------------------------------------------------------------------------------------------------------------------------
       2,850,000   Suffolk County IDA (Peconic Landing Retirement Home)                    8.000      10/01/2030          3,161,591
-----------------------------------------------------------------------------------------------------------------------------------
       4,800,000   Suffolk County IDA (Pederson-Krager Center)                             7.200      02/01/2035          5,150,400
-----------------------------------------------------------------------------------------------------------------------------------
         185,000   Suffolk County IDA (Pederson-Krager Center)                             7.625      04/01/2010            196,020
-----------------------------------------------------------------------------------------------------------------------------------
       2,545,000   Suffolk County IDA (Pederson-Krager Center)                             8.125      04/01/2030          2,751,450
-----------------------------------------------------------------------------------------------------------------------------------
         195,000   Suffolk County IDA (St. Vincent De Paul in the Diocese of Rockville
                   Center)                                                                 7.000      04/01/2010            203,516
-----------------------------------------------------------------------------------------------------------------------------------
       2,595,000   Suffolk County IDA (St. Vincent De Paul in the Diocese of Rockville
                   Center)                                                                 8.000      04/01/2030          2,749,273
-----------------------------------------------------------------------------------------------------------------------------------
         545,000   Suffolk County IDA (Suffolk Hotels)                                     6.000      10/01/2020            556,592
-----------------------------------------------------------------------------------------------------------------------------------
       2,140,000   Suffolk County IDA (United Cerebral Palsy Assoc.)                       6.000      12/01/2019          2,209,143
-----------------------------------------------------------------------------------------------------------------------------------
       3,350,000   Suffolk County IDA (United Cerebral Palsy Assoc.)                       7.875      09/01/2041          3,530,900
-----------------------------------------------------------------------------------------------------------------------------------
       1,620,000   Suffolk County IDA (Windmill Village)                                   5.700      12/01/2026          1,727,390


                         52 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      1,305,000   Suffolk County IDA (Windmill Village)                                   5.750%     12/01/2031   $      1,398,033
-----------------------------------------------------------------------------------------------------------------------------------
       4,005,000   Suffolk County IDA (Wireless Boulevard Realty)                          8.625      12/01/2026          4,122,347
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Suffolk County IDA (WORCA)                                              6.000      10/01/2020          1,021,270
-----------------------------------------------------------------------------------------------------------------------------------
          50,000   Suffolk County Water Authority                                          5.125      06/01/2026             52,759
-----------------------------------------------------------------------------------------------------------------------------------
       4,995,000   Sullivan County IDA (Center for Discovery)                              5.625      06/01/2013          5,072,672
-----------------------------------------------------------------------------------------------------------------------------------
       6,705,000   Sullivan County IDA (Center for Discovery)                              6.000      06/01/2019          6,870,614
-----------------------------------------------------------------------------------------------------------------------------------
       4,900,000   Sullivan County IDA (Center for Discovery)                              6.500      06/01/2025          5,023,578
-----------------------------------------------------------------------------------------------------------------------------------
       4,700,000   Sullivan County IDA (Center for Discovery)                              6.950      02/01/2035          4,893,452
-----------------------------------------------------------------------------------------------------------------------------------
       2,225,000   Sullivan County IDA (Center for Discovery)                              7.250      02/01/2012          2,356,142
-----------------------------------------------------------------------------------------------------------------------------------
       9,965,000   Sullivan County IDA (Center for Discovery)                              7.750      02/01/2027         10,739,081
-----------------------------------------------------------------------------------------------------------------------------------
       8,535,000   Sullivan County IDA (SCCC Dorm Corp. Civic Facility)                    7.250      06/01/2027          8,594,830
-----------------------------------------------------------------------------------------------------------------------------------
         190,000   Syracuse Hsg. Authority (Loretto Sedgwick Heights Corp.)                7.375      11/01/2008            189,200
-----------------------------------------------------------------------------------------------------------------------------------
       6,995,000   Syracuse Hsg. Authority (Loretto Sedgwick Heights Corp.)                8.500      11/01/2031          7,081,668
-----------------------------------------------------------------------------------------------------------------------------------
       6,590,000   Syracuse Hsg. Authority (LRRHCF)                                        5.800      08/01/2037          6,842,595
-----------------------------------------------------------------------------------------------------------------------------------
         195,000   Syracuse Hsg. Authority (LRRHCF)                                        7.500      08/01/2010            197,972
-----------------------------------------------------------------------------------------------------------------------------------
       2,435,000   Syracuse Hsg. Authority (Pavilion on James)                             7.500      11/01/2042          2,393,045
-----------------------------------------------------------------------------------------------------------------------------------
         145,000   Syracuse IDA (Anoplate Corp.)                                           7.250      11/01/2007            147,114
-----------------------------------------------------------------------------------------------------------------------------------
       2,195,000   Syracuse IDA (Anoplate Corp.)                                           8.000      11/01/2022          2,285,215
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Syracuse IDA (Crouse Irving Health Hospital)                            5.375      01/01/2023            925,610
-----------------------------------------------------------------------------------------------------------------------------------
      15,770,000   Syracuse IDA (James Square)                                             7.197 3    08/01/2025          4,489,719
-----------------------------------------------------------------------------------------------------------------------------------
         725,000   Syracuse IDA (Jewish Home of Central NY)                                7.375      03/01/2021            784,885
-----------------------------------------------------------------------------------------------------------------------------------
       2,050,000   Syracuse IDA (Jewish Home of Central NY)                                7.375      03/01/2031          2,214,554
-----------------------------------------------------------------------------------------------------------------------------------
          75,000   Taconic Hills Central School District at Craryville                     5.000      06/15/2026             78,908
-----------------------------------------------------------------------------------------------------------------------------------
       7,500,000   Tobacco Settlement Financing Corp. (TASC)                               5.500      06/01/2019          8,182,350
-----------------------------------------------------------------------------------------------------------------------------------
      13,825,000   Tobacco Settlement Financing Corp. (TASC)                               5.500      06/01/2021         15,050,033
-----------------------------------------------------------------------------------------------------------------------------------
       3,750,000   Tompkins County IDA (Ithacare Center)                                   6.200      02/01/2037          3,832,013
-----------------------------------------------------------------------------------------------------------------------------------
          20,000   Tompkins Health Care Corp. (Reconstruction Home)                       10.800      02/01/2007             20,091
-----------------------------------------------------------------------------------------------------------------------------------
          60,000   Tompkins Health Care Corp. (Reconstruction Home)                       10.800      02/01/2028             65,699
-----------------------------------------------------------------------------------------------------------------------------------
         500,000   Tonawanda Senior Citizen Hsg. Corp.                                     6.500      12/01/2010            507,830
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   Triborough Bridge & Tunnel Authority                                    5.000      01/01/2032             25,980
-----------------------------------------------------------------------------------------------------------------------------------
      18,940,000   Triborough Bridge & Tunnel Authority                                    5.000      11/15/2032         19,942,873
-----------------------------------------------------------------------------------------------------------------------------------
      16,775,000   Triborough Bridge & Tunnel Authority, Series A 9                        5.000      01/01/2032         17,582,748
-----------------------------------------------------------------------------------------------------------------------------------
      33,075,000   Triborough Bridge & Tunnel Authority, Series A 9                        5.000      01/01/2027         34,356,075
-----------------------------------------------------------------------------------------------------------------------------------
       5,400,000   Triborough Bridge & Tunnel Authority, Series A 1                        5.000      11/15/2035          5,757,318
-----------------------------------------------------------------------------------------------------------------------------------
       8,040,000   TSASC, Inc. (TFABs)                                                     5.000      06/01/2034          8,218,568
-----------------------------------------------------------------------------------------------------------------------------------
     114,350,000   TSASC, Inc. (TFABs) 9                                                   5.000      06/01/2034        116,914,678
-----------------------------------------------------------------------------------------------------------------------------------
     313,130,000   TSASC, Inc. (TFABs) 9                                                   5.125      06/01/2042        322,075,255
-----------------------------------------------------------------------------------------------------------------------------------
         995,000   UCP/HCA of Chemung County                                               6.600      08/01/2022          1,026,940
-----------------------------------------------------------------------------------------------------------------------------------
      13,200,000   Ulster County IDA (Benedictine Hospital)                                6.500      11/01/2036         13,378,332


                         53 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      1,760,000   Ulster County IDA (Brooklyn Bottling)                                   8.600%     06/30/2022   $      1,777,530
-----------------------------------------------------------------------------------------------------------------------------------
       4,000,000   Ulster County IDA (Kingston Hospital)                                   5.650      11/15/2024          4,155,960
-----------------------------------------------------------------------------------------------------------------------------------
       1,465,000   Ulster County IDA (Mid-Hudson Family Health Services)                   5.350      07/01/2023          1,505,317
-----------------------------------------------------------------------------------------------------------------------------------
         175,000   Ulster County Res Rec                                                   5.000      03/01/2019            181,305
-----------------------------------------------------------------------------------------------------------------------------------
         185,000   Ulster County Res Rec                                                   5.000      03/01/2020            190,824
-----------------------------------------------------------------------------------------------------------------------------------
       3,005,000   Ulster County Tobacco Asset Securitization Corp.                        0.000 8    06/01/2040          2,770,790
-----------------------------------------------------------------------------------------------------------------------------------
       2,935,000   Ulster County Tobacco Asset Securitization Corp.                        6.000      06/01/2040          3,135,461
-----------------------------------------------------------------------------------------------------------------------------------
       2,175,000   Ulster County Tobacco Asset Securitization Corp. 2                      6.250      06/01/2025          2,352,872
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   United Nations Devel. Corp., Series A                                   5.250      07/01/2026          2,025,780
-----------------------------------------------------------------------------------------------------------------------------------
         500,000   Utica GO                                                                6.100      01/15/2013            528,925
-----------------------------------------------------------------------------------------------------------------------------------
       3,550,000   Utica IDA (Utica College Civic Facility)                                6.850      12/01/2031          3,871,843
-----------------------------------------------------------------------------------------------------------------------------------
         375,000   Watervliet Hsg. Authority (Colonie Senior Service Center)               5.875      06/01/2018            377,978
-----------------------------------------------------------------------------------------------------------------------------------
      10,800,000   Watervliet Hsg. Authority (Colonie Senior Service Center)               6.125      06/01/2038         10,873,656
-----------------------------------------------------------------------------------------------------------------------------------
       2,590,000   Wayne County IDA (ARC)                                                  8.375      03/01/2018          2,595,620
-----------------------------------------------------------------------------------------------------------------------------------
         300,000   Westchester County Healthcare Corp., Series A                           5.875      11/01/2025            309,201
-----------------------------------------------------------------------------------------------------------------------------------
       1,870,000   Westchester County IDA (Beth Abraham Hospital)                          8.375      12/01/2025          1,928,157
-----------------------------------------------------------------------------------------------------------------------------------
          90,000   Westchester County IDA (Children's Village)                             5.375      03/15/2019             92,048
-----------------------------------------------------------------------------------------------------------------------------------
       4,290,000   Westchester County IDA (Children's Village)                             6.000      06/01/2022          4,480,133
-----------------------------------------------------------------------------------------------------------------------------------
       1,215,000   Westchester County IDA (Clearview School)                               7.250      01/01/2035          1,284,012
-----------------------------------------------------------------------------------------------------------------------------------
       1,300,000   Westchester County IDA (Guiding Eyes for the Blind)                     5.375      08/01/2024          1,377,870
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   Westchester County IDA (Hebrew Hospital Senior Hsg.)                    7.375      07/01/2030          2,157,200
-----------------------------------------------------------------------------------------------------------------------------------
       1,560,000   Westchester County IDA (JDAM)                                           6.750      04/01/2016          1,582,495
-----------------------------------------------------------------------------------------------------------------------------------
       3,325,000   Westchester County IDA (Lawrence Hospital)                              5.000      01/01/2028          3,372,548
-----------------------------------------------------------------------------------------------------------------------------------
         820,000   Westchester County IDA (Lawrence Hospital)                              5.125      01/01/2018            837,376
-----------------------------------------------------------------------------------------------------------------------------------
       1,275,000   Westchester County IDA (Living Independently for the Elderly)           5.375      08/20/2021          1,365,538
-----------------------------------------------------------------------------------------------------------------------------------
       3,035,000   Westchester County IDA (Living Independently for the Elderly)           5.400      08/20/2032          3,243,140
-----------------------------------------------------------------------------------------------------------------------------------
       1,580,000   Westchester County IDA (Rippowam-Cisqua School)                         5.750      06/01/2029          1,634,336
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Westchester County IDA (Schnurmacher Center)                            6.500      11/01/2013          1,063,880
-----------------------------------------------------------------------------------------------------------------------------------
       1,710,000   Westchester County IDA (Schnurmacher Center)                            6.500      11/01/2033          1,847,980
-----------------------------------------------------------------------------------------------------------------------------------
         130,000   Westchester County IDA (Westchester Airport Assoc.)                     5.950      08/01/2024            130,580
-----------------------------------------------------------------------------------------------------------------------------------
       2,590,000   Westchester County IDA (Winward School)                                 5.250      10/01/2031          2,701,992
-----------------------------------------------------------------------------------------------------------------------------------
      76,375,000   Westchester County Tobacco Asset Securitization Corp.                   0.000 8    07/15/2039         84,422,634
-----------------------------------------------------------------------------------------------------------------------------------
         300,000   Westchester County Tobacco Asset Securitization Corp.                   5.125      06/01/2038            308,247
-----------------------------------------------------------------------------------------------------------------------------------
      52,675,000   Westchester County Tobacco Asset Securitization Corp. 9                 5.125      06/01/2045         54,012,621


                         54 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     52,510,000   Westchester County Tobacco Asset Securitization Corp. 9                 5.125%     06/01/2038   $     53,953,226
-----------------------------------------------------------------------------------------------------------------------------------
       1,400,000   Yates County IDA (Keuka College)                                        8.750      08/01/2015          1,478,540
-----------------------------------------------------------------------------------------------------------------------------------
       3,675,000   Yates County IDA (SSMH)                                                 5.650      02/01/2039          3,872,458
-----------------------------------------------------------------------------------------------------------------------------------
       4,500,000   Yonkers GO                                                              5.000      08/01/2035          4,755,510
-----------------------------------------------------------------------------------------------------------------------------------
       4,685,000   Yonkers IDA (Hudson Scenic Studio)                                      6.625      11/01/2019          4,822,973
-----------------------------------------------------------------------------------------------------------------------------------
       4,445,000   Yonkers IDA (Monastery Manor Associates)                                5.250      04/01/2037          4,719,034
-----------------------------------------------------------------------------------------------------------------------------------
       1,590,000   Yonkers IDA (Philipsburgh Hall Associates)                              7.500      11/01/2030          1,430,285
-----------------------------------------------------------------------------------------------------------------------------------
         730,000   Yonkers IDA (Sacred Heart Assoc.)                                       4.800      10/01/2026            743,279
-----------------------------------------------------------------------------------------------------------------------------------
       2,355,000   Yonkers IDA (Sacred Heart Assoc.)                                       5.000      10/01/2037          2,445,668
-----------------------------------------------------------------------------------------------------------------------------------
       2,515,000   Yonkers IDA (St. John's Riverside Hospital)                             7.125      07/01/2031          2,716,074
-----------------------------------------------------------------------------------------------------------------------------------
       1,700,000   Yonkers IDA (St. Joseph's Hospital)                                     5.900      03/01/2008          1,703,213
-----------------------------------------------------------------------------------------------------------------------------------
       2,550,000   Yonkers IDA (St. Joseph's Hospital)                                     8.500      12/30/2013          2,569,610
-----------------------------------------------------------------------------------------------------------------------------------
       3,145,000   Yonkers IDA (Westchester School)                                        8.750      12/30/2023          3,212,083
-----------------------------------------------------------------------------------------------------------------------------------
         800,000   Yonkers Parking Authority                                               6.000      06/15/2018            835,968
-----------------------------------------------------------------------------------------------------------------------------------
       1,215,000   Yonkers Parking Authority                                               6.000      06/15/2024          1,260,064
                                                                                                                   ----------------
                                                                                                                     10,232,863,305
-----------------------------------------------------------------------------------------------------------------------------------
OTHER STATES--0.1%
       4,000,000   Los Angeles, CA Regional Airports Improvement Corp.
                   (Delta-Continental Airlines)                                            9.250      08/01/2024          4,012,600
-----------------------------------------------------------------------------------------------------------------------------------
       5,500,000   NJ EDA (Continental Airlines) 1                                         7.000      11/15/2030          5,890,280
                                                                                                                   ----------------
                                                                                                                          9,902,880
-----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--15.3%
       2,995,000   Guam EDA (Harmon Village Apartments) 2,10                               9.375      11/01/2018                 --
-----------------------------------------------------------------------------------------------------------------------------------
       3,000,000   Guam Government Waterworks Authority & Wastewater System 1              5.875      07/01/2035          3,226,290
-----------------------------------------------------------------------------------------------------------------------------------
         290,000   Guam Power Authority, Series A                                          5.250      10/01/2023            290,096
-----------------------------------------------------------------------------------------------------------------------------------
      20,000,000   Guam Power Authority, Series A                                          5.250      10/01/2034         20,438,800
-----------------------------------------------------------------------------------------------------------------------------------
       7,695,000   Northern Mariana Islands Ports Authority, Series A                      6.250      03/15/2028          8,110,376
-----------------------------------------------------------------------------------------------------------------------------------
      18,595,000   Northern Mariana Islands Ports Authority, Series A                      6.600      03/15/2028         20,946,710
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Northern Mariana Islands, Series A                                      6.000      06/01/2020          1,053,690
-----------------------------------------------------------------------------------------------------------------------------------
      10,000,000   Northern Mariana Islands, Series A 1                                    7.375      06/01/2030         10,867,300
-----------------------------------------------------------------------------------------------------------------------------------
         375,000   Puerto Rico Aqueduct & Sewer Authority                                  5.000      07/01/2015            380,235
-----------------------------------------------------------------------------------------------------------------------------------
       7,050,000   Puerto Rico Children's Trust Fund (TASC)                                5.625      05/15/2043          7,419,561
-----------------------------------------------------------------------------------------------------------------------------------
          20,000   Puerto Rico Commonwealth GO                                             5.000      07/01/2026             20,507
-----------------------------------------------------------------------------------------------------------------------------------
      14,000,000   Puerto Rico Commonwealth GO                                             5.000      07/01/2027         14,522,760
-----------------------------------------------------------------------------------------------------------------------------------
      17,010,000   Puerto Rico Commonwealth GO                                             5.000      07/01/2029         17,728,162
-----------------------------------------------------------------------------------------------------------------------------------
      48,655,000   Puerto Rico Commonwealth GO 1                                           5.000      07/01/2033         50,416,311
-----------------------------------------------------------------------------------------------------------------------------------
      41,600,000   Puerto Rico Commonwealth GO                                             5.000      07/01/2034         43,302,272
-----------------------------------------------------------------------------------------------------------------------------------
      16,900,000   Puerto Rico Commonwealth GO                                             5.000      07/01/2035         17,741,113
-----------------------------------------------------------------------------------------------------------------------------------
       5,605,000   Puerto Rico Commonwealth GO                                             5.125      07/01/2031          5,798,373


                         55 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$      5,000,000   Puerto Rico Commonwealth GO                                             5.250%     07/01/2022   $      5,426,350
-----------------------------------------------------------------------------------------------------------------------------------
       4,000,000   Puerto Rico Commonwealth GO                                             5.250      07/01/2030          4,315,000
-----------------------------------------------------------------------------------------------------------------------------------
      22,085,000   Puerto Rico Commonwealth GO                                             5.250      07/01/2032         23,797,250
-----------------------------------------------------------------------------------------------------------------------------------
          70,000   Puerto Rico Electric Power Authority                                    5.250      07/01/2029             73,939
-----------------------------------------------------------------------------------------------------------------------------------
          70,000   Puerto Rico Electric Power Authority, Series II                         5.125      07/01/2026             74,584
-----------------------------------------------------------------------------------------------------------------------------------
       2,750,000   Puerto Rico Electric Power Authority, Series NN                         5.125      07/01/2024          2,922,425
-----------------------------------------------------------------------------------------------------------------------------------
         370,000   Puerto Rico Electric Power Authority, Series NN                         5.125      07/01/2029            388,770
-----------------------------------------------------------------------------------------------------------------------------------
          75,000   Puerto Rico HFC                                                         5.100      12/01/2018             75,790
-----------------------------------------------------------------------------------------------------------------------------------
       1,920,000   Puerto Rico HFC                                                         5.500      12/01/2023          1,999,661
-----------------------------------------------------------------------------------------------------------------------------------
       9,515,000   Puerto Rico Highway & Transportation Authority                          5.000      07/01/2028          9,859,443
-----------------------------------------------------------------------------------------------------------------------------------
         270,000   Puerto Rico Highway & Transportation Authority                          5.750      07/01/2020            299,028
-----------------------------------------------------------------------------------------------------------------------------------
      25,545,000   Puerto Rico Highway & Transportation Authority, Series G                5.000      07/01/2033         26,469,729
-----------------------------------------------------------------------------------------------------------------------------------
      77,655,000   Puerto Rico Highway & Transportation Authority, Series G                5.000      07/01/2042         80,288,281
-----------------------------------------------------------------------------------------------------------------------------------
         165,000   Puerto Rico Highway & Transportation Authority, Series J                5.000      07/01/2034            171,752
-----------------------------------------------------------------------------------------------------------------------------------
      33,940,000   Puerto Rico Highway & Transportation Authority, Series J                5.125      07/01/2039         35,553,508
-----------------------------------------------------------------------------------------------------------------------------------
      42,850,000   Puerto Rico Highway & Transportation Authority, Series J                5.125      07/01/2043         44,853,666
-----------------------------------------------------------------------------------------------------------------------------------
      10,000,000   Puerto Rico Highway & Transportation Authority, Series K                5.000      07/01/2025         10,490,600
-----------------------------------------------------------------------------------------------------------------------------------
      14,725,000   Puerto Rico Highway & Transportation Authority, Series K                5.000      07/01/2026         15,426,057
-----------------------------------------------------------------------------------------------------------------------------------
       8,000,000   Puerto Rico Highway & Transportation Authority, Series K                5.000      07/01/2027          8,375,040
-----------------------------------------------------------------------------------------------------------------------------------
       2,000,000   Puerto Rico Highway & Transportation Authority, Series K                5.000      07/01/2030          2,092,320
-----------------------------------------------------------------------------------------------------------------------------------
      73,725,000   Puerto Rico Highway & Transportation Authority, Series K                5.000      07/01/2035         77,075,064
-----------------------------------------------------------------------------------------------------------------------------------
       3,530,000   Puerto Rico Highway & Transportation Authority, Series K                5.000      07/01/2035          3,739,294
-----------------------------------------------------------------------------------------------------------------------------------
      13,960,000   Puerto Rico Highway & Transportation Authority, Series K                5.000      07/01/2040         14,553,998
-----------------------------------------------------------------------------------------------------------------------------------
     107,540,000   Puerto Rico Highway & Transportation Authority, Series K                5.000      07/01/2045        112,053,454
-----------------------------------------------------------------------------------------------------------------------------------
       3,650,000   Puerto Rico Infrastructure                                              5.000      07/01/2025          3,846,188
-----------------------------------------------------------------------------------------------------------------------------------
       5,250,000   Puerto Rico Infrastructure                                              5.000      07/01/2031          5,515,440
-----------------------------------------------------------------------------------------------------------------------------------
       6,000,000   Puerto Rico Infrastructure                                              5.000      07/01/2037          6,268,260
-----------------------------------------------------------------------------------------------------------------------------------
      12,590,000   Puerto Rico Infrastructure                                              5.000      07/01/2037         13,206,532
-----------------------------------------------------------------------------------------------------------------------------------
     202,145,000   Puerto Rico Infrastructure                                              5.000      07/01/2041        210,746,270
-----------------------------------------------------------------------------------------------------------------------------------
      72,510,000   Puerto Rico Infrastructure 7                                            5.000      07/01/2046         75,830,958
-----------------------------------------------------------------------------------------------------------------------------------
       1,080,000   Puerto Rico ITEMECF (Ana G. Mendez University)                          5.375      02/01/2019          1,104,613
-----------------------------------------------------------------------------------------------------------------------------------
       1,575,000   Puerto Rico ITEMECF (Ana G. Mendez University)                          5.375      12/01/2021          1,666,208
-----------------------------------------------------------------------------------------------------------------------------------
       5,750,000   Puerto Rico ITEMECF (Ana G. Mendez University)                          5.375      02/01/2029          5,880,008
-----------------------------------------------------------------------------------------------------------------------------------
       6,315,000   Puerto Rico ITEMECF (Ana G. Mendez University)                          5.500      12/01/2031          6,688,722
-----------------------------------------------------------------------------------------------------------------------------------
      42,400,000   Puerto Rico ITEMECF (Cogeneration Facilities)                           6.625      06/01/2026         46,044,280
-----------------------------------------------------------------------------------------------------------------------------------
       2,970,000   Puerto Rico ITEMECF (Mennonite General Hospital)                        5.625      07/01/2017          2,841,785
-----------------------------------------------------------------------------------------------------------------------------------
         985,000   Puerto Rico ITEMECF (Mennonite General Hospital)                        5.625      07/01/2027            910,101
-----------------------------------------------------------------------------------------------------------------------------------
       8,745,000   Puerto Rico ITEMECF (Mennonite General Hospital)                        6.500      07/01/2018          8,783,391
-----------------------------------------------------------------------------------------------------------------------------------
      12,380,000   Puerto Rico ITEMECF (Mennonite General Hospital)                        6.500      07/01/2026         12,416,769
-----------------------------------------------------------------------------------------------------------------------------------
         475,000   Puerto Rico ITEMECF (Ryder Memorial Hospital)                           6.400      05/01/2009            475,219
-----------------------------------------------------------------------------------------------------------------------------------
       2,450,000   Puerto Rico ITEMECF (Ryder Memorial Hospital)                           6.600      05/01/2014          2,450,441


                         56 | ROCHESTER FUND MUNICIPALS

       PRINCIPAL                                                                                                              VALUE
          AMOUNT                                                                          COUPON        MATURITY         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$      5,250,000   Puerto Rico ITEMECF (Ryder Memorial Hospital)                           6.700%     05/01/2024   $      5,251,890
-----------------------------------------------------------------------------------------------------------------------------------
       7,000,000   Puerto Rico ITEMECF
                   (San Lucas & Cristo Redentor Hospitals)                                 5.750      06/01/2029          6,819,050
-----------------------------------------------------------------------------------------------------------------------------------
         500,000   Puerto Rico ITEMECF (University of the Sacred Heart)                    5.250      09/01/2021            516,780
-----------------------------------------------------------------------------------------------------------------------------------
       8,000,000   Puerto Rico ITEMECF (University of the Sacred Heart)                    5.250      09/01/2031          8,244,640
-----------------------------------------------------------------------------------------------------------------------------------
       5,000,000   Puerto Rico Municipal Finance Agency, Series A                          5.250      08/01/2024          5,376,950
-----------------------------------------------------------------------------------------------------------------------------------
       1,500,000   Puerto Rico Municipal Finance Agency, Series A                          5.250      08/01/2025          1,613,085
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   Puerto Rico Port Authority (American Airlines), Series A 1              6.250      06/01/2026          1,015,010
-----------------------------------------------------------------------------------------------------------------------------------
      12,440,000   Puerto Rico Port Authority (American Airlines), Series A                6.300      06/01/2023         12,486,899
-----------------------------------------------------------------------------------------------------------------------------------
       1,940,000   Puerto Rico Public Buildings Authority                                  5.000      07/01/2026          2,003,535
-----------------------------------------------------------------------------------------------------------------------------------
      47,855,000   Puerto Rico Public Buildings Authority                                  5.000      07/01/2036         49,813,227
-----------------------------------------------------------------------------------------------------------------------------------
      52,000,000   Puerto Rico Public Buildings Authority                                  5.250      07/01/2029         55,604,640
-----------------------------------------------------------------------------------------------------------------------------------
      90,400,000   Puerto Rico Public Buildings Authority                                  5.250      07/01/2033         96,426,064
-----------------------------------------------------------------------------------------------------------------------------------
         120,000   Puerto Rico Public Buildings Authority                                  5.375      07/01/2033            127,078
-----------------------------------------------------------------------------------------------------------------------------------
      47,720,000   Puerto Rico Public Finance Corp., Series E                              5.500      08/01/2029         50,668,619
-----------------------------------------------------------------------------------------------------------------------------------
       6,000,000   University of Puerto Rico, Series Q                                     5.000      06/01/2030          6,301,020
-----------------------------------------------------------------------------------------------------------------------------------
      15,750,000   University of Puerto Rico, Series Q                                     5.000      06/01/2036         16,527,735
-----------------------------------------------------------------------------------------------------------------------------------
       9,230,000   University of V.I. Series A                                             5.375      06/01/2034          9,767,278
-----------------------------------------------------------------------------------------------------------------------------------
       2,040,000   University of V.I. Series A                                             6.250      12/01/2029          2,193,143
-----------------------------------------------------------------------------------------------------------------------------------
       1,250,000   V.I. Government Refinery Facilities (Hovensa Coker)                     6.500      07/01/2021          1,411,463
-----------------------------------------------------------------------------------------------------------------------------------
          25,000   V.I. HFA, Series A                                                      6.450      03/01/2016             25,049
-----------------------------------------------------------------------------------------------------------------------------------
      18,720,000   V.I. Public Finance Authority (Gross Receipts Taxes Loan)               5.000      10/01/2031         19,331,957
-----------------------------------------------------------------------------------------------------------------------------------
         550,000   V.I. Public Finance Authority (Gross Receipts Taxes Loan)               5.000      10/01/2033            578,276
-----------------------------------------------------------------------------------------------------------------------------------
      27,733,000   V.I. Public Finance Authority (Hovensa Coker)                           6.500      07/01/2021         31,315,272
-----------------------------------------------------------------------------------------------------------------------------------
       8,000,000   V.I. Public Finance Authority (Hovensa Refinery)                        6.125      07/01/2022          8,864,880
-----------------------------------------------------------------------------------------------------------------------------------
      11,700,000   V.I. Public Finance Authority (Hovensa)                                 5.875      07/01/2022         12,851,748
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   V.I. Public Finance Authority, Series A                                 5.250      10/01/2023          1,063,720
-----------------------------------------------------------------------------------------------------------------------------------
         750,000   V.I. Public Finance Authority, Series A                                 5.250      10/01/2024            797,280
-----------------------------------------------------------------------------------------------------------------------------------
       1,000,000   V.I. Public Finance Authority, Series A                                 5.500      10/01/2018          1,030,410
-----------------------------------------------------------------------------------------------------------------------------------
      16,220,000   V.I. Public Finance Authority, Series A                                 5.500      10/01/2022         16,707,573
-----------------------------------------------------------------------------------------------------------------------------------
       7,500,000   V.I. Public Finance Authority, Series A                                 5.625      10/01/2025          7,742,475
-----------------------------------------------------------------------------------------------------------------------------------
          50,000   V.I. Public Finance Authority, Series A                                 5.625      10/01/2025             51,728
-----------------------------------------------------------------------------------------------------------------------------------
       3,830,000   V.I. Public Finance Authority, Series E                                 6.000      10/01/2022          3,986,456
-----------------------------------------------------------------------------------------------------------------------------------
       1,575,000   V.I. Water & Power Authority                                            5.300      07/01/2018          1,603,145
-----------------------------------------------------------------------------------------------------------------------------------
       3,515,000   V.I. Water & Power Authority                                            5.300      07/01/2021          3,568,252
-----------------------------------------------------------------------------------------------------------------------------------
       2,500,000   V.I. Water & Power Authority                                            5.500      07/01/2017          2,575,693
                                                                                                                   ----------------
                                                                                                                      1,551,574,764

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $11,299,356,630)--116.1%                                                           11,794,340,949
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(16.1)                                                                        (1,631,794,461)
                                                                                                                   ----------------
NET ASSETS--100.0%                                                                                                 $ 10,162,546,488
                                                                                                                   ================


                         57 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2. Illiquid security. The aggregate value of illiquid securities as of December 31, 2006 was $43,924,827, which represents 0.43% of the Fund's net assets. See
Note 5 of accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Subject to a deferred-interest forebearance agreement. Rate shown is current rate.

5. Partial interest payment received.

6. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of accompanying Notes.

7. When-issued security or forward commitment to be delivered and settled after December 31, 2006. See Note 1 of accompanying Notes.

8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

9. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

10. Issuer is in default. Non-income producing security. See Note 1 of accompanying Notes.


                         58 | ROCHESTER FUND MUNICIPALS

--------------------------------------------------------------------------------
PORTFOLIO ABBREVIATIONS  December 31, 2006
--------------------------------------------------------------------------------

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ACDS           Assoc. for Children with Down Syndrome            MTA             Metropolitan Transportation Authority
ACLD           Adults and Children with Learning and             NH&HC           Nursing Home and Health Care
               Developmental Disabilities                        NIMO            Niagara Mohawk Power Corp.
ADD            Aid to the Developmentally Disabled               NSLIJHS         North Shore Long Island Jewish
ALIA           Alliance of Long Island Agencies                                  Health System
ARC            Assoc. of Retarded Citizens                       NSUHGC          North Shore University Hospital at
CFGA           Child and Family Guidance Assoc.                                  Glen Cove
CHSLI          Catholic Health Services of Long Island           NY/NJ           New York/New Jersey
CNGCS          Central Nassau Guidance and                       NYC             New York City
               Counseling Services                               NYS             New York State
COP            Certificates of Participation                     NYU             New York University
CSMR           Community Services for the Mentally               OBPWC           Ocean Bay Park Water Corp.
               Retarded                                          P-Floats        Puttable Floats
DA             Dormitory Authority                               PRAMS           Prudential Receipts of Accrual
DDI            Developmental Disabilities Institute                              Municipal Securities
DIAMONDS       Direct Investment of Accrued Municipals           PSCH            Professional Service Centers for
DRIVERS        Derivative Inverse Tax Exempt Receipts                            the Handicapped, Inc.
EDA            Economic Devel. Authority                         RG&E            Rochester Gas and Electric
EFC            Environmental Facilities Corp.                    RIBS            Residual Interest Bonds
ERDA           Energy Research and Devel. Authority              RITES           Residual Interest Tax Exempt Security
FREE           Family Residences and Essential                   ROLs            Residual Option Longs
               Enterprises                                       Res Rec         Resource Recovery Facility
GJSR           Gurwin Jewish Senior Residences                   SCCC            Sullivan County Community College
GO             General Obligation                                SCHRC           St. Charles Hospital and
GSHMC          Good Samaritan Hospital Medical Center                            Rehabilitation Center
HDC            Housing Devel. Corp.                              SCSB            Schuyler Community Services Board
HFA            Housing Finance Agency                            SCSMC           St. Catherine of Sienna Medical Center
HFC            Housing Finance Corp.                             SFH             St. Francis Hospital
HH             Harmony Heights, Inc.                             SLCD            School for Language and
HHS            Harmony Heights School                                            Communication Devel.
HJDOI          Hospital for Joint Diseases Orthopedic            SMCFS           St. Mary's Children and Family Services
               Institute                                         SONYMA          State of New York Mortgage Agency
IDA            Industrial Devel. Agency                          SSMH            Soldiers and Sailors Memorial Hospital
IGHL           Independent Group Home for Living                 SUNY            State University of New York
ITEMECF        Industrial, Tourist, Educational, Medical         SV              Sienna Village
               and Environmental Community Facilities            TASC            Tobacco Settlement Asset-Backed Bonds
JCC            Jewish Community Center                           TFABs           Tobacco Flexible Amortization Bonds
JDAM           Julia Dyckman Andrus Memorial                     UBF             University of Buffalo Foundation
JFK            John Fitzgerald Kennedy                           UCP/HCA         United Cerebral Palsy Assoc. and
L.I.           Long Island                                                       Handicapped Children's Assoc.
LGSC           Local Government Services Corp.                   UCPAGS          United Cerebral Palsy Assoc. of
LILCO          Long Island Lighting Corp.                                        Greater Suffolk
LIMC           Long Island Medical Center                        UDC             Urban Devel. Corp.
LRRHCF         Loretto Rest Residential Health                   V.I.            United States Virgin Islands
               Care Facility                                     WORCA           Working Organization for Retarded
LVH            Little Village House                                              Children and Adults
MCH            Maryhaven Center of Hope                          WWH             Wyandach/Wheatley Heights
MMC            Mercy Medical Center                              YMCA            Young Men's Christian Assoc.
MSH/NYU        Mount Sinai Hospital/New York
               University


                         59 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATIONS  December 31, 2006
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                                   VALUE        PERCENT
--------------------------------------------------------------------------------
Tobacco Settlement Payments                      $ 1,596,101,244           13.5%
Highways/Railways                                  1,439,860,504           12.2
General Obligation                                 1,145,517,307            9.7
Water Utilities                                    1,089,708,989            9.3
Hospital/Health Care                               1,006,483,765            8.5
Airlines                                             684,830,267            5.8
Electric Utilities                                   675,728,166            5.7
Marine/Aviation Facilities                           498,814,055            4.2
Multifamily Housing                                  388,349,335            3.3
Higher Education                                     369,384,998            3.1
Not-for-Profit Organization                          354,472,966            3.0
Adult Living Facilities                              323,190,982            2.8
Special Assessment                                   322,095,371            2.7
Special Tax                                          309,145,388            2.6
Municipal Leases                                     257,853,961            2.2
Single Family Housing                                206,648,182            1.8
Paper, Containers & Packaging                        194,358,546            1.7
Education                                            182,697,389            1.6
Sports Facility Revenue                              156,735,895            1.3
Hotels, Restaurants & Leisure                        121,302,523            1.0
Resource Recovery                                     99,634,465            0.9
Sales Tax Revenue                                     94,183,142            0.8
Manufacturing, Non-Durable Goods                      86,164,697            0.7
Manufacturing, Durable Goods                          74,916,077            0.6
Pollution Control                                     54,898,386            0.5
Parking Fee Revenue                                   28,502,236            0.2
Gas Utilities                                         25,130,761            0.2
Sewer Utilities                                        7,631,352            0.1
                                                 -------------------------------
Total                                            $11,794,340,949          100.0%
                                                 ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         60 | ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------
Investments, at value (cost $11,299,356,630)--see accompanying statement of investments    $ 11,794,340,949
------------------------------------------------------------------------------------------------------------
Cash                                                                                             16,643,521
------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                        141,237,342
Shares of beneficial interest sold                                                               37,550,419
Investments sold                                                                                  6,601,894
Other                                                                                               113,662
                                                                                           -----------------
Total assets                                                                                 11,996,487,787

------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)                                1,439,195,000
Payable on borrowings (See Note 6)                                                              222,300,000
Investments purchased (including $105,776,553 purchased on a
when-issued basis or forward commitment)                                                        152,538,450
Shares of beneficial interest redeemed                                                           13,714,682
Distribution and service plan fees                                                                4,181,197
Trustees' compensation                                                                            1,008,252
Interest expense                                                                                    344,379
Transfer and shareholder servicing agent fees                                                       290,512
Shareholder communications                                                                          170,468
Other                                                                                               198,359
                                                                                           -----------------
Total liabilities                                                                             1,833,941,299

------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 $ 10,162,546,488
                                                                                           =================

------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                            $  9,769,888,564
------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                    (516,903)
------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                   (101,809,492)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                      494,984,319
                                                                                           -----------------
NET ASSETS                                                                                 $ 10,162,546,488
                                                                                           =================


                         61 | ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $7,978,615,937 and
423,912,096 shares of beneficial interest outstanding)                                                          $18.82
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)                 $19.76
-----------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price(excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $906,107,463 and 48,185,838 shares
of beneficial interest outstanding)                                                                             $18.80
-----------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price(excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $1,256,195,774 and 66,837,005 shares
of beneficial interest outstanding)                                                                             $18.79
-----------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$21,627,314 and 1,149,397 shares of beneficial interest outstanding)                                            $18.82

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         62 | ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                          $ 557,625,494
--------------------------------------------------------------------------------
Other income                                                              3,566
                                                                  --------------
Total investment income                                             557,629,060

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      40,030,905
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                              10,120,534
Class B                                                               9,238,000
Class C                                                               9,534,239
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,014,922
Class B                                                                 497,603
Class C                                                                 413,357
Class Y                                                                  10,007
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 257,382
Class B                                                                  61,002
Class C                                                                  50,802
--------------------------------------------------------------------------------
Interest expense and fees on short-term floating rate
notes issued (See Note 1)                                            54,099,767
--------------------------------------------------------------------------------
Interest expense on borrowings                                        3,125,649
--------------------------------------------------------------------------------
Accounting service fees                                               2,620,409
--------------------------------------------------------------------------------
Trustees' compensation                                                  381,672
--------------------------------------------------------------------------------
Custodian fees and expenses                                               9,537
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                   963,702
                                                                  --------------
Total expenses                                                      133,430,989
Less reduction to custodian expenses                                     (4,209)
                                                                  --------------
Net expenses                                                        133,426,780

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               424,202,280

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                     64,514,394
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                200,124,365

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 688,841,039
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         63 | ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                   2006               2005 1
---------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------
Net investment income                                          $   424,202,280    $   363,904,169
---------------------------------------------------------------------------------------------------
Net realized gain                                                   64,514,394         49,632,732 1
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                              200,124,365        142,057,977 1
                                                               ------------------------------------
Net increase in net assets resulting from operations               688,841,039        555,594,878

---------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                           (345,323,410)      (291,978,951)
Class B                                                            (39,093,803)       (47,112,396)
Class C                                                            (39,656,968)       (27,548,812)
Class Y                                                               (818,853)          (536,002)
                                                               ------------------------------------
                                                                  (424,893,034)      (367,176,161)

---------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                          1,834,390,004      1,095,376,031
Class B                                                            (75,346,776)      (148,156,262)
Class C                                                            514,608,540        198,527,019
Class Y                                                              9,689,538          3,090,108
                                                               ------------------------------------
                                                                 2,283,341,306      1,148,836,896

---------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------
Total increase                                                   2,547,289,311      1,337,255,613
---------------------------------------------------------------------------------------------------
Beginning of period                                              7,615,257,177      6,278,001,564
                                                               ------------------------------------
End of period (including accumulated net investment income
(loss) of $(516,903) and $173,851, respectively)               $10,162,546,488    $ 7,615,257,177
                                                               ====================================

1. As restated, see Note 9.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         64 | ROCHESTER FUND MUNICIPALS

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                        $   688,841,039
--------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from
operations to net cash used in operating activities:
Purchase of investment securities                                                  (4,228,308,326)
Proceeds from disposition of investment securities                                  1,683,687,026
Short-term investment securities, net                                                 (91,153,208)
Premium amortization                                                                   12,893,348
Discount accretion                                                                    (33,034,508)
Net realized gain on investments                                                      (64,514,394)
Net change in unrealized appreciation on investments                                 (200,124,365)
Increase in interest receivable                                                       (21,372,760)
Decrease in receivable for securities sold                                             60,186,010
Increase in other assets                                                                  (35,688)
Increase in payable for securities purchased                                           32,615,381
Increase in payable for accrued expenses                                                  994,457
                                                                                  ----------------
Net cash used in operating activities                                              (2,159,325,988)

--------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------------------------
Proceeds from bank borrowing                                                        1,841,400,000
Payments on bank borrowing                                                         (1,643,700,000)
Proceeds from short-term floating rate notes issued                                   126,215,000
Proceeds from shares sold                                                           3,033,492,877
Proceeds from shares purchased                                                     (1,018,272,911)
Cash distributions paid                                                              (164,945,410)
                                                                                  ----------------
Net cash provided by financing activities                                           2,174,189,556
--------------------------------------------------------------------------------------------------
Net increase in cash                                                                   14,863,568
--------------------------------------------------------------------------------------------------
Cash, beginning balance                                                                 1,779,953
                                                                                  ----------------
Cash, ending balance                                                              $    16,643,521
                                                                                  ================

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $259,947,624.

Cash paid for interest on bank borrowings--$2,932,623.

Cash paid for interest on short-term floating rate notes issued--$54,099,767.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         65 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A          YEAR ENDED DECEMBER 31,               2006         2005         2004         2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $18.28       $17.76       $17.62       $17.38      $17.52
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .93 1        .99 1       1.07 1       1.11        1.08
Net realized and unrealized gain (loss)                 .55          .53          .16          .23        (.15)
                                                     ------------------------------------------------------------
Total from investment operations                       1.48         1.52         1.23         1.34         .93
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.94)       (1.00)       (1.09)       (1.10)      (1.07)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $18.82       $18.28       $17.76       $17.62      $17.38
                                                     ============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     8.33%        8.76%        7.25%        8.12%       5.46%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $7,979       $5,937       $4,699       $4,228      $4,299
-----------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $6,836       $5,327       $4,387       $4,100      $4,292
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  5.05%        5.44%        6.09%        6.49%       6.18%
Expenses excluding interest and fees on
short-term floating rate notes issued                  0.72%        0.73%        0.72%        0.71%       0.72%
Interest and fees on short-term floating
rate notes issued 4                                    0.62%        0.46% 5      0.26% 5      0.26% 5     0.26% 5
                                                     ------------------------------------------------------------
Total expenses                                         1.34%        1.19% 5      0.98% 5      0.97% 5     0.98% 5
Expenses after payments and waivers and
reduction to custodian expenses                        1.34%        1.19% 5      0.98% 5      0.97% 5     0.97% 5
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  17%          16% 5        10% 5        12% 5       19% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. As restated, see Note 9.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         66 | ROCHESTER FUND MUNICIPALS

CLASS B          YEAR ENDED DECEMBER 31,               2006         2005         2004         2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $18.26       $17.75       $17.60       $17.36      $17.51
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .78 1        .83 1        .91 1        .96         .93
Net realized and unrealized gain (loss)                 .54          .52          .18          .23        (.16)
                                                     ------------------------------------------------------------
Total from investment operations                       1.32         1.35         1.09         1.19         .77
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.78)        (.84)        (.94)        (.95)       (.92)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $18.80       $18.26       $17.75       $17.60      $17.36
                                                     ============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     7.39%        7.77%        6.40%        7.19%       4.50%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $  906       $  955       $1,073       $1,231      $1,342
-----------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $  925       $1,006       $1,130       $1,259      $1,275
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.20%        4.60%        5.23%        5.62%       5.32%
Expenses excluding interest and fees on
short-term floating rate notes issued                  1.60%        1.60%        1.59%        1.58%       1.58%
Interest and fees on short-term floating
rate notes issued 4                                    0.62%        0.46% 5      0.26% 5      0.26% 5     0.26% 5
                                                     ------------------------------------------------------------
Total expenses                                         2.22%        2.06% 5      1.85% 5      1.84% 5     1.84% 5
Expenses after payments and waivers and
reduction to custodian expenses                        2.22%        2.06% 5      1.85% 5      1.84% 5     1.83% 5
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  17%          16% 5        10% 5        12% 5       19% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. As restated, see Note 9.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         67 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C          YEAR ENDED DECEMBER 31,               2006         2005         2004         2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $18.25       $17.74       $17.59       $17.36      $17.50
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .76 1        .82 1        .91 1        .96         .93
Net realized and unrealized gain (loss)                 .56          .53          .18          .22        (.15)
                                                     ------------------------------------------------------------
Total from investment operations                       1.32         1.35         1.09         1.18         .78
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.78)        (.84)        (.94)        (.95)       (.92)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $18.79       $18.25       $17.74       $17.59      $17.36
                                                     ============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     7.40%        7.78%        6.40%        7.14%       4.57%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $1,256       $  712       $  498       $  443      $  471
-----------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $  956       $  600       $  459       $  436      $  460
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.15%        4.56%        5.22%        5.62%       5.32%
Expenses excluding interest and fees on
short-term floating rate notes issued                  1.58%        1.59%        1.59%        1.58%       1.58%
Interest and fees on short-term floating
rate notes issued 4                                    0.62%        0.46% 5      0.26% 5      0.26% 5     0.26% 5
                                                     ------------------------------------------------------------
Total expenses                                         2.20%        2.05% 5      1.85% 5      1.84% 5     1.84% 5
Expenses after payments and waivers and
reduction to custodian expenses                        2.20%        2.05% 5      1.85% 5      1.84% 5     1.83% 5
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  17%          16% 5        10% 5        12% 5       19% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. As restated, see Note 9.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         68 | ROCHESTER FUND MUNICIPALS

CLASS Y          YEAR ENDED DECEMBER 31,               2006         2005         2004         2003        2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $18.28       $17.76       $17.61       $17.38      $17.52
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .95 1       1.01 1       1.10 1       1.14        1.10
Net realized and unrealized gain (loss)                 .55          .54          .17          .21        (.15)
                                                     ------------------------------------------------------------
Total from investment operations                       1.50         1.55         1.27         1.35         .95
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.96)       (1.03)       (1.12)       (1.12)      (1.09)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $18.82       $18.28       $17.76       $17.61      $17.38
                                                     ============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     8.45%        8.93%        7.50%        8.16%       5.57%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $   22       $   11       $    8       $    9      $   12
-----------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $   16       $   10       $    8       $   11      $   12
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  5.14%        5.59%        6.27%        6.79%       6.30%
Expenses excluding interest and fees on
short-term floating rate notes issued                  0.60%        0.58%        0.55%        0.61%       0.62%
Interest and fees on short-term floating
rate notes issued 4                                    0.62%        0.46% 5      0.26% 5      0.26% 5     0.26% 5
                                                     ------------------------------------------------------------
Total expenses                                         1.22%        1.04% 5      0.81% 5      0.87% 5     0.88% 5
Expenses after payments and waivers and
reduction to custodian expenses                        1.22%        1.04% 5      0.81% 5      0.87% 5     0.87% 5
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  17%          16% 5        10% 5        12% 5       19% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. As restated, see Note 9.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         69 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Rochester Fund Municipals (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or


                         70 | ROCHESTER FUND MUNICIPALS
official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2006, the Fund had purchased $105,776,553 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 20% of its total assets in inverse floaters. Inverse floaters amount to $817,839,739 as of December 31, 2006, which represents 6.82% of the Fund's total assets.

      Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond


                         71 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

(referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations. At December 31, 2006 municipal bond holdings with a value of $2,230,360,708 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $1,439,195,000 in short-term floating rate notes issued and outstanding at that date.

      At December 31, 2006, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

PRINCIPAL                                                                                                            VALUE AS OF
AMOUNT            INVERSE FLOATER 1                                              COUPON 2        MATURITY      DECEMBER 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
$     3,340,000   Erie County Tobacco Asset Securitization Corp.RITES             4.060%           6/1/38          $   3,466,152
      9,305,000   Erie County Tobacco Asset Securitization Corp.RITES             4.060            6/1/38              9,656,450
     21,250,000   Erie County Tobacco Asset Securitization Corp.RITES             4.060            6/1/45             22,023,288
     14,940,000   Erie County Tobacco Asset Securitization Corp.RITES             4.060            6/1/45             15,483,667
      2,915,000   L.I. Power Authority RITES                                      6.625            9/1/28              3,737,555
      2,100,000   MTA DRIVERS                                                     5.311           5/15/13              2,127,720
     14,200,000   MTA RITES                                                       5.500          11/15/25             17,573,920
      1,910,000   MTA RITES                                                       5.500          11/15/28              2,326,800
     10,000,000   MTA RITES                                                       5.500          11/15/30             11,978,800
      5,000,000   MTA RITES                                                       5.500          11/15/30              5,989,400
      2,890,000   MTA RITES                                                       5.500          11/15/30              3,461,873
      7,500,000   MTA RITES                                                       5.500          11/15/31              9,136,650
      2,125,000   MTA RITES                                                       5.500          11/15/32              2,588,718
      2,220,000   MTA Service Contract RITES                                      6.000            1/1/24              2,772,336
     20,000,000   Nassau County Tobacco Settlement Corp. RITES                    4.270            6/1/46             21,142,600


                         72 | ROCHESTER FUND MUNICIPALS

PRINCIPAL                                                                                                            VALUE AS OF
AMOUNT            INVERSE FLOATER 1                                              COUPON 2        MATURITY      DECEMBER 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
$     3,880,000   NY Counties Tobacco Trust I (TASC) RITES                        7.070%           6/1/28          $   4,658,173
      2,960,000   NY Counties Tobacco Trust I RITES                               6.933            6/1/35              3,396,274
      9,615,000   NY Counties Tobacco Trust I RITES                               7.005            6/1/42             11,171,284
     14,900,000   NY Counties Tobacco Trust II RITES                              5.100            6/1/35             16,369,438
      5,000,000   NY Counties Tobacco Trust II RITES                              5.760            6/1/43              5,801,550
     12,950,000   NY Counties Tobacco Trust II RITES                              5.760            6/1/43             15,026,015
     12,300,000   NY Counties Tobacco Trust IV RITES                              4.060            6/1/42             12,730,500
      5,725,000   NY Counties Tobacco Trust IV RITES                              4.060            6/1/45              5,925,375
      8,700,000   NY Counties Tobacco Trust IV RITES                              4.060            6/1/45              9,004,500
      1,500,000   NY Counties Tobacco Trust IV RITES                              4.060            6/1/45              1,552,500
     10,210,000   NY Counties Tobacco Trust IV RITES                              4.090            6/1/42             10,567,350
      5,875,000   NYC Health & Hospital Corp. RITES                               5.535           2/15/20              6,708,545
     12,750,000   NYC Municipal Water Finance Authority DRIVERS                   7.309           6/15/13             15,488,700
     11,860,000   NYC Municipal Water Finance Authority RITES                     4.870           6/15/34             14,042,003
      4,500,000   NYC Municipal Water Finance Authority RITES                     4.870           6/15/38              5,291,640
      2,930,000   NYC Municipal Water Finance Authority RITES                     5.465           6/15/32              3,409,231
      7,850,000   NYC Municipal Water Finance Authority RITES                     5.534           6/15/34              8,939,109
      2,805,000   NYC Municipal Water Finance Authority RITES                     5.547           6/15/27              3,082,863
     14,425,000   NYC Municipal Water Finance Authority RITES                     5.558           6/15/26             16,855,901
     11,210,000   NYC Municipal Water Finance Authority RITES                     5.965           6/15/32             13,233,181
      3,555,000   NYC Municipal Water Finance Authority RITES                     6.000           6/15/21              3,794,394
     18,240,000   NYC Municipal Water Finance Authority RITES                     6.035           6/15/30             19,385,837
      5,000,000   NYC Municipal Water Finance Authority RITES                     6.047           6/15/30              5,314,100
      6,875,000   NYC Municipal Water Finance Authority ROLs                      7.768           6/15/31              8,457,763
     16,675,000   NYC Municipal Water Finance Authority ROLs                      7.768           6/15/36             20,183,754
     10,025,000   NYC Municipal Water Finance Authority ROLs                      7.768           6/15/37             12,245,137
      7,875,000   NYC Municipal Water Finance Authority ROLs                      7.768           6/15/39              9,414,720
      4,935,000   NYC Municipal Water Finance Authority ROLs                      7.768           6/15/39              5,977,272
      4,500,000   NYC Municipal Water Finance Authority ROLs                      7.788           6/15/39              5,478,210
      2,150,000   NYC Transitional Finance Authority RITES                        5.535           8/15/27              2,309,702
      9,415,000   NYS DA (Lutheran Social Services of Upstate NY) RITES           5.767            2/1/38             10,029,705
      3,115,000   NYS DA (Menorah Home & Hospital) RITES                          5.912            8/1/38              3,579,010
      5,825,000   NYS DA (Menorah Home) RITES                                     6.100            8/1/38              6,746,748
      4,625,000   NYS DA (Mental Health Services Facilities) RITES                5.547           2/15/23              5,160,205
      2,375,000   NYS DA (Montefiore Medical) RITES                               7.500            8/1/38              2,857,838
      2,850,000   NYS DA (Municipal Health Facilities) RITES                      5.547           1/15/23              3,231,102
      3,310,000   NYS DA P-Floats                                                 4.870            2/1/28              4,062,098
      1,565,000   NYS DA RITES                                                    4.840           12/1/25              1,912,806
      4,415,000   NYS DA RITES                                                    4.840           12/1/35              5,315,748
      5,000,000   NYS DA RITES                                                    7.350            2/1/12              7,486,400
      3,485,000   NYS ERDA (NIMO) RITES                                           6.147           11/1/25              4,078,635
      3,625,000   NYS ERDA (RG&E) Residual Certificates                          11.080            9/1/33              4,388,425
      2,645,000   NYS HFA (NH&HC) RITES                                           6.146           11/1/16              2,698,006
      7,140,000   NYS Thruway Authority RITES                                     5.535            1/1/25              7,764,036
     20,000,000   Port Authority NY/NJ RITES                                      4.720           9/15/13             24,197,200
      2,125,000   Rensselaer County Tobacco Asset Securitization Corp. RITES      5.430            6/1/35              2,439,861
      2,430,000   Rensselaer County Tobacco Asset Securitization Corp. RITES      5.760            6/1/43              2,826,163


                         73 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

PRINCIPAL                                                                                                            VALUE AS OF
AMOUNT            INVERSE FLOATER 1                                              COUPON 2        MATURITY      DECEMBER 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
$     3,075,000   Rockland County Tobacco Asset Securitization Corp. RITES        5.430%          8/15/35          $   3,545,629
      3,360,000   Rockland County Tobacco Asset Securitization Corp. RITES        5.760           8/15/43              3,925,891
      8,390,000   SONYMA RITES                                                    4.660           10/1/34              8,874,439
      2,770,000   SONYMA, Series 69 RITES                                         6.142           10/1/28              2,821,300
      9,550,000   SONYMA, Series 71 RITES                                         5.955            4/1/29              9,858,179
      5,500,000   SONYMA, Series 73 RITES                                         6.712           10/1/28              5,955,730
      4,190,000   Triborough Bridge & Tunnel Authority RITES                      5.500            1/1/32              4,997,748
      8,265,000   Triborough Bridge & Tunnel Authority RITES                      5.534            1/1/27              9,546,075
     57,750,000   TSASC, Inc. (TFABs) RITES                                       4.020            6/1/34             60,314,678
     74,545,000   TSASC, Inc. (TFABs) RITES                                       4.190            6/1/42             80,933,507
      7,335,000   TSASC, Inc. (TFABs) RITES                                       4.190            6/1/42              7,963,610
     33,750,000   TSASC, Inc. (TFABs) ROLs 3                                      6.212            6/1/42             35,678,138
      4,250,000   Westchester County Tobacco Asset Securitization Corp. RITES     4.280            6/1/38              4,483,665
     21,325,000   Westchester County Tobacco Asset Securitization Corp. RITES     4.280            6/1/38             22,497,449
        675,000   Westchester County Tobacco Asset Securitization Corp. RITES     4.280            6/1/38                712,112
      6,325,000   Westchester County Tobacco Asset Securitization Corp. RITES     4.280            6/1/45              6,646,247
     13,340,000   Westchester County Tobacco Asset Securitization Corp. RITES     4.470            6/1/45             14,356,375
                                                                                                                   -------------
                                                                                                                   $ 791,165,708
                                                                                                                   =============

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 59 of the Statement of Investments.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater."

3. Security is subject to a shortfall and forbearance agreement.

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in such inverse floating rate securities, if it deems it appropriate to do so. As of December 31, 2006, in addition to the exposure detailed in the preceding table, the Fund's maximum exposure under such agreements is estimated at approximately $33,750,000.


                         74 | ROCHESTER FUND MUNICIPALS

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2006, securities with an aggregate market value of $82,057, representing less than 0.005% of the Fund's net assets, were in default.

      The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily accept partial payment of the original coupon interest rates. As of December 31, 2006, securities with an aggregate market value of $16,452,100, representing 0.16% of the Fund's net assets, were subject to these deferred-interest forbearance agreements. Interest owed to the Fund under these agreements in the amount of $218,750 is included in the line item "Interest Receivable" in the Fund's December 31, 2006 Statement of Assets and Liabilities.

      There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
       UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
       NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
       INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
       ------------------------------------------------------------------------
       $1,312,880                $--           $88,006,188         $481,181,018


                         75 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES  Continued

1. As of December 31, 2006, the Fund had $88,006,188 net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                            EXPIRING
                            ------------------------
                            2011       $  57,673,288
                            2012          30,332,900
                                       -------------
                            Total      $  88,006,188
                                       =============

2. During the fiscal year ended December 31, 2006, the Fund utilized $64,258,971 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2005, the Fund utilized $46,836,026 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                          YEAR ENDED           YEAR ENDED
                                   DECEMBER 31, 2006    DECEMBER 31, 2005
      -------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                  $   5,202,181        $          --
      Exempt-interest dividends          419,690,853          367,176,161
                                       ----------------------------------
      Total                            $ 424,893,034        $ 367,176,161
                                       ==================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

               Federal tax cost of securities      $9,873,964,931
                                                   ==============
               Gross unrealized appreciation       $  531,779,345
               Gross unrealized depreciation          (50,598,327)
                                                   --------------
               Net unrealized appreciation         $  481,181,018
                                                   ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 2006, the Fund's projected benefit obligations were increased by $193,229 and payments of $32,022 were


                         76 | ROCHESTER FUND MUNICIPALS
made to retired trustees, resulting in an accumulated liability of $958,880 as of December 31, 2006.

      In January 1995, the then existing Board of Trustees of the Fund adopted an unfunded retirement plan for its independent trustees. The retirement plan, as amended and restated in October 1995, provides that no independent trustee of the Fund who is elected after September 1995 may be eligible to receive benefits thereunder. Upon retirement, eligible trustees receive annual payments based upon their years of service. In connection with the sale of certain assets of Rochester Capital Advisors, L.P. (the Fund's former investment advisor) to the Manager, all but one of the existing independent trustees retired effective January 4, 1996. During the year ended December 31, 2006, benefit obligations were decreased by $23,625 and payments of $23,625 were made to retired trustees. As of December 31, 2006, the Fund had recognized an accumulated liability of $16,875.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.


                         77 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED DECEMBER 31, 2006    YEAR ENDED DECEMBER 31, 2005
                                SHARES            AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------
CLASS A
Sold                       126,089,178   $ 2,331,720,588    81,186,227   $ 1,474,103,085
Dividends and/or
distributions reinvested    11,286,033       208,623,392     9,259,591       167,949,635
Redeemed                   (38,279,698)     (705,953,976)  (30,153,301)     (546,676,689)
                           --------------------------------------------------------------
Net increase                99,095,513   $ 1,834,390,004    60,292,517   $ 1,095,376,031
                           ==============================================================

-----------------------------------------------------------------------------------------
CLASS B
Sold                         5,710,045   $   105,315,335     5,442,524   $    98,607,100
Dividends and/or
distributions reinvested     1,283,328        23,671,707     1,539,288        27,866,258
Redeemed                   (11,082,310)     (204,333,818)  (15,183,742)     (274,629,620)
                           --------------------------------------------------------------
Net decrease                (4,088,937)  $   (75,346,776)   (8,201,930)  $  (148,156,262)
                           ==============================================================

-----------------------------------------------------------------------------------------
CLASS C
Sold                        32,402,099   $   598,672,944    13,663,235   $   247,879,967
Dividends and/or
distributions reinvested     1,484,633        27,424,594       976,736        17,694,309
Redeemed                    (6,043,138)     (111,488,998)   (3,702,752)      (67,047,257)
                           --------------------------------------------------------------
Net increase                27,843,594   $   514,608,540    10,937,219   $   198,527,019
                           ==============================================================


                         78 | ROCHESTER FUND MUNICIPALS

                            YEAR ENDED DECEMBER 31, 2006    YEAR ENDED DECEMBER 31, 2005
                                SHARES            AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------
CLASS Y
Sold                           636,021   $    11,800,255       192,164   $     3,496,989
Dividends and/or
distributions reinvested        12,282           227,931         1,476            26,918
Redeemed                      (125,699)       (2,338,648)      (23,944)         (433,799)
                           --------------------------------------------------------------
Net increase                   522,604   $     9,689,538       169,696   $     3,090,108
                           ==============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December 31, 2006, were as follows:

                              PURCHASES             SALES
---------------------------------------------------------
Investment securities   $ 4,228,308,326   $ 1,683,687,026

---------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                     FEE SCHEDULE
----------------------------------
Up to $100 million           0.54%
Next $150 million            0.52
Next $1.75 billion           0.47
Next $3 billion              0.46
Next $3 billion              0.45
Over $8 billion              0.44

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
ACCOUNTING FEES. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended December 31, 2006, the Fund paid $2,620,385 to the Manager for accounting and pricing services.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $2,891,700 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.


                         79 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.25% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at December 31, 2006 for Class B and Class C shares were $35,798,671 and $22,281,626, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                          CLASS A         CLASS B         CLASS C
                          CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                        FRONT-END        DEFERRED        DEFERRED        DEFERRED
                    SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                      RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED            DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
---------------------------------------------------------------------------------
December 31, 2006   $   4,838,139   $     382,784   $   1,433,428   $     278,875


                         80 | ROCHESTER FUND MUNICIPALS

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund entered into a Revolving Credit and Security Agreement with a conduit lender and a bank which enables it to participate with a certain other Oppenheimer fund in a committed, unsecured borrowing facility that permits borrowings of up to $300 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.2833% as of December 31, 2006). The Fund pays additional fees of 0.30% per annum to the lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $300 million facility size.

      For the year ended December 31, 2006, the average daily loan balance was $62,792,055 at an average daily interest rate of 4.955%. The Fund had borrowings outstanding of $222,300,000 at December 31, 2006 at an interest rate of 5.2833%. The Fund had gross borrowings and gross loan repayments of $1,841,400,000 and $1,643,700,000, respectively, during the year ended December 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended December 31, 2006 was $222,300,000. The Fund paid $450,365 in fees and $2,932,623 in interest during the year ended December 31, 2006.


                         81 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.


                         82 | ROCHESTER FUND MUNICIPALS

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

--------------------------------------------------------------------------------
9. RESTATEMENT

Subsequent to the issuance of the December 31, 2005 financial statements, the Manager determined that transfers of certain municipal bond securities by the Fund to trusts in connection with its investment in inverse floating rate securities during the fiscal years ended December 31, 2002 through 2005, do not qualify as sales under Statement of Financial Accounting Standard No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES, and should have been accounted for as secured borrowings. Accordingly, the Fund has restated its fiscal 2005 Statements of Changes in Net Assets and its fiscal 2002 through fiscal 2005 Financial Highlights. The restatement has no effect on the Fund's previously reported net assets, net asset values per share or total return.

      The December 31, 2006 Statement of Assets and Liabilities includes an increase to "Accumulated net realized loss on investments", a decrease to "Cost of investments" and an increase to "Net unrealized appreciation on investments", in the amount of $7,899,181 related to reversals of losses previously realized in the Fund's fiscal years prior to 2005.

STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDING DECEMBER 31, 2005

OPERATIONS 2005                            PREVIOUSLY REPORTED        RESTATED
------------------------------------------------------------------------------
   Net realized gain                             $  46,938,624   $  49,632,732
   Net change in unrealized appreciation           144,752,085     142,057,977

FINANCIAL HIGHLIGHTS FOR THE YEARS ENDING DECEMBER 31, 2005, 2004, 2003 AND 2002

                            INTEREST AND                  EXPENSES AFTER
                                 FEES ON                    PAYMENTS AND
                              SHORT-TERM                     WAIVERS AND   PORTFOLIO
RATIOS TO AVERAGE          FLOATING RATE      TOTAL         REDUCTION TO    TURNOVER
NET ASSETS:                 NOTES ISSUED   EXPENSES   CUSTODIAN EXPENSES        RATE
-------------------------------------------------------------------------------------
CLASS A
2005 Previously Reported             N/A       0.73%                0.73%         29%
2005 Restated                       0.46%      1.19%                1.19%         16%
2004 Previously Reported             N/A       0.72%                0.72%         14%
2004 Restated                       0.26%      0.98%                0.98%         10%
2003 Previously Reported             N/A       0.71%                0.71%         18%
2003 Restated                       0.26%      0.97%                0.97%         12%
2002 Previously Reported             N/A       0.72%                0.71%         29%
2002 Restated                       0.26%      0.98%                0.97%         19%


                         83 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. RESTATEMENT Continued

                            INTEREST AND                  EXPENSES AFTER
                                 FEES ON                    PAYMENTS AND
                              SHORT-TERM                     WAIVERS AND   PORTFOLIO
RATIOS TO AVERAGE          FLOATING RATE      TOTAL         REDUCTION TO    TURNOVER
NET ASSETS:                 NOTES ISSUED   EXPENSES   CUSTODIAN EXPENSES        RATE
-------------------------------------------------------------------------------------
CLASS B
2005 Previously Reported             N/A       1.60%                1.60%         29%
2005 Restated                       0.46%      2.06%                2.06%         16%
2004 Previously Reported             N/A       1.59%                1.59%         14%
2004 Restated                       0.26%      1.85%                1.85%         10%
2003 Previously Reported             N/A       1.58%                1.58%         18%
2003 Restated                       0.26%      1.84%                1.84%         12%
2002 Previously Reported             N/A       1.58%                1.57%         29%
2002 Restated                       0.26%      1.84%                1.83%         19%
-------------------------------------------------------------------------------------
CLASS C
2005 Previously Reported             N/A       1.59%                1.59%         29%
2005 Restated                       0.46%      2.05%                2.05%         16%
2004 Previously Reported             N/A       1.59%                1.59%         14%
2004 Restated                       0.26%      1.85%                1.85%         10%
2003 Previously Reported             N/A       1.58%                1.58%         18%
2003 Restated                       0.26%      1.84%                1.84%         12%
2002 Previously Reported             N/A       1.58%                1.57%         29%
2002 Restated                       0.26%      1.84%                1.83%         19%
-------------------------------------------------------------------------------------
CLASS Y
2005 Previously Reported             N/A       0.58%                0.58%         29%
2005 Restated                       0.46%      1.04%                1.04%         16%
2004 Previously Reported             N/A       0.55%                0.55%         14%
2004 Restated                       0.26%      0.81%                0.81%         10%
2003 Previously Reported             N/A       0.61%                0.61%         18%
2003 Restated                       0.26%      0.87%                0.87%         12%
2002 Previously Reported             N/A       0.62%                0.61%         29%
2002 Restated                       0.26%      0.88%                0.87%         19%

While the Statements of Assets and Liabilities as of December 31, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments at value and to add a liability for short-term floating rate notes issued by corresponding amounts at each year end, with no resulting effect on previously reported Fund net assets. While the Statements of Operations for the years ended December 31, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.


                         84 | ROCHESTER FUND MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ROCHESTER FUND MUNICIPALS:

We have audited the accompanying statement of assets and liabilities of Rochester Fund Municipals, including the statement of investments, as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochester Fund Municipals as of December 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

      As discussed in Note 9, the Statement of Changes in Net Assets for the year ended December 31, 2005 and the Financial Highlights for the years in the four-year period ended December 31, 2005 have been restated.

KPMG LLP

Denver, Colorado
February 8, 2007


                         85 | ROCHESTER FUND MUNICIPALS

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all taxable dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended December 31, 2006 are eligible for the corporate dividend-received deduction. 98.78% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes; 100% of the tax-exempt dividends are not subject to New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the tax-exempt distribution breaks down as follows: New York State (87.7%), New Jersey (0.1%), Puerto Rico (10.6%), Guam (0.2%), Virgin Islands (1.4%).

      During 2006, 28.31% of this tax-exempt income was derived from "private activity bonds". These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         86 | ROCHESTER FUND MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                         87 | ROCHESTER FUND MUNICIPALS

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took


                         88 | ROCHESTER FUND MUNICIPALS
account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald H. Fielding and the Manager's Municipal Bond investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement and from the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of all other retail front-end load and no-load New York municipal debt funds advised by the Manager and by other investment advisers. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other New York municipal debt funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual management fees and total expenses are higher than its peer group median although its actual management fees are lower than its peer group median (but above its peer group average).

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those


                         89 | ROCHESTER FUND MUNICIPALS

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited/Continued
--------------------------------------------------------------------------------

economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.

      BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                         90 | ROCHESTER FUND MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE          PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE             HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                              THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                                 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                         RETIREMENT, DEATH OR REMOVAL.

THOMAS W. COURTNEY,                      Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General Partner
Chairman of the Board of                 of Trivest Venture Fund (private venture capital fund); President of Investment Counseling
Trustees since 2001,                     Federated Investors, Inc. (1973-1982); Trustee of the following open-end investment
Trustee (since 1995)                     companies: Cash Assets Trust (1984), Premier VIT (formerly PIMCO Advisors VIT), Tax Free
Age: 73                                  Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the OppenheimerFunds complex.

JOHN CANNON,                             Director of Neuberger Berman Income Managers Trust, Neuberger & Berman Income Funds and
Trustee (since 1992)                     Neuberger Berman Trust, (open-end investment companies) (1995-present); Director of
Age: 77                                  Neuberger Berman Equity Funds (open-end investment company) (since November 2000); Trustee,
                                         Neuberger Berman Mutual Funds (open-end investment company) (since October 1994); Mr.
                                         Cannon held the following positions at CDC Investment Advisors (registered investment adviser): Chairman and Treasurer (December 1993-February 1996), Independent Consultant and
                                         Chief Investment Officer (1996-June 2000) and Consultant and Director (December
                                         1993-February 1999). Oversees 3 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                         President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment
Trustee (since 2005)                     management company) (since January 2004); President of The Community Reinvestment Act
Age: 67                                  Qualified Investment Fund (investment management company) (since January 2004); Independent
                                         Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Chief Operating Officer and Chief Financial Officer of
                                         Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1995-2003); President, Chief Executive Officer
                                         and Trustee of Delaware Investment Family of Funds (1995-2003); President and Board Member
                                         of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income
                                         Funds, TDC (1995-2003); Chairman and Chief Executive Officer of Retirement Financial
                                         Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware
                                         Investments U.S., Inc.) (1995-2003); President and Chief Executive Officer of Delaware
                                         Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer,
                                         Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of
                                         Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget
                                         Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes
                                         (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965);
                                         United States Marine Corps (1957-1959). Oversees 10 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                         A director or trustee of other Oppenheimer funds. Oversees 59 portfolios in the
Trustee (since 1998)                     OppenheimerFunds complex.
Age: 73


                         91 | ROCHESTER FUND MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

LACY B. HERRMANN,                        Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment company) (since
Trustee (since 1995)                     December 2004); Chairman of Aquila Management Corporation and Aquila Investment Management
Age: 77                                  LLC (since August 1984); Chief Executive Officer and President of Aquila Management
                                         Corporation (August 1984-December 1994); Vice President, Director and Secretary of Aquila
                                         Distributors, Inc. (distributor of Aquila Management Corporation); Treasurer of Aquila
                                         Distributors, Inc.; President and Chairman of the Board of Trustees of Capital Cash
                                         Management Trust ("CCMT"); President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT); Chairman, President and Director of InCap Management Corporation;
                                         Sub-Advisor and Administrator of Prime Cash Fund & Short Term Asset Reserves; Director of
                                         OCC Cash Reserves, Inc. (open-end investment company) (June 2003-December 2004); Trustee of
                                         Premier VIT (formerly PIMCO Advisors VIT) (investment company) (since 1994); Trustee of OCC
                                         Accumulation Trust (open-end investment company) (until December 2004); Trustee Emeritus of
                                         Brown University (since June 1983). Oversees 10 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                         General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995); Director of
Trustee (since 2001)                     Special Value Opportunities Fund, LLC (registered investment company) (since September
Age: 63                                  2004); Investment Advisory Board Member of Zurich Financial Services (insurance) (since
                                         October 2004); Board of Governing Trustees of The Jackson Laboratory (non-profit) (since
                                         August 1990); Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Special Limited Partner of Odyssey Investment Partners, LLC
                                         (private equity investment) (January 1999-September 2004) and Managing Principal
                                         (1997-December 1998); Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College (August
                                         1990-September 2001) (economics research); Director of Ray & Berendtson, Inc. (May
                                         2000-April 2002) (executive search firm). Oversees 59 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                       THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR,
AND OFFICER                              NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR
                                         UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE
                                         TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED
                                         TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                          Chairman, Chief Executive Officer and Director (since June 2001) and President (since
President and Principal                  September 2000) of the Manager; President and director or trustee of other Oppenheimer
Executive Officer (since 2001)           funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's
and Trustee (since 2005)                 parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company
Age: 57                                  subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor,
                                         Inc. (subsidiary of the Manager) (since November 2001); Chairman and Director of
                                         Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds
                                         Legacy Program (charitable trust program established by the Manager) (since July 2001);
                                         Director of the following investment advisory subsidiaries of the Manager: OFI
                                         Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity
                                         Investment Management Corporation and Tremont Capital Management, Inc. (since November
                                         2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                         July 2001); President (since November 1, 2001) and Director (since July 2001) of
                                         Oppenheimer Real Asset Management, Inc.;


                         92 | ROCHESTER FUND MUNICIPALS

JOHN V. MURPHY,                          Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent
Continued                                company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment
                                         Company Institute's Board of Governors (since October 3, 2003); Chief Operating Officer of the Manager (September 2000-June 2001); President and Trustee of MML Series Investment Fund
                                         and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001);
                                         Director of C.M. Life Insurance Company (September 1999-August 2000); President, Chief
                                         Executive Officer and Director of MML Bay State Life Insurance Company (September
                                         1999-August 2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998). Oversees 96 portfolios in the
                                         OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                        THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK,
THE FUND                                 GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW
                                         YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S.
                                         TUCSON WAY, CENTENNIAL, COLORADO 80112-3924, FOR MESSRS. FIELDING, LOUGHRAN, COTTIER AND
                                         WILLIS, 350 LINDEN OAKS, ROCHESTER, NY 14625, EACH OFFICER SERVES FOR AN INDEFINITE TERM OR
                                         UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD H. FIELDING,                      Senior Vice President of the Manager and Chairman of the Rochester Division of the Manager
Vice President and Senior                (since January 1996). Chief Strategist, a Senior Portfolio Manager, an officer and a trader
Portfolio Manager                        for the Fund and other Oppenheimer funds.
(since 1996)
Age: 57

DANIEL G. LOUGHRAN,                      Vice President of the Manager (since April 2001) and a portfolio manager with the Manager
Vice President (since 2005)              (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund
and Senior Portfolio Manager             and other Oppenheimer funds.
(since 2001)
Age: 43

SCOTT S. COTTIER,                        Vice President of the Manager (since September 2002). Portfolio Manager and trader at
Vice President (since 2005)              Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a
and Senior Portfolio Manager             trader for the Fund and other Oppenheimer funds.
(since 2002)
Age: 35

TROY E. WILLIS,                          Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund
Vice President (since 2005)              (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999
and Senior Portfolio Manager             to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other
(since 2006)                             Oppenheimer funds.
Age: 34

MARK S. VANDEHEY,                        Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and Chief                 President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation
Compliance Officer                       and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of
(since 2004)                             Internal Audit of the Manager (1997-February 2004). An officer of 96 portfolios in the
Age: 56                                  OppenheimerFunds complex.


                         93 | ROCHESTER FUND MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,                         Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal                  following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting                   Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer
Officer (since 1999)                     Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March
Age: 47                                  2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since
                                         May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and
                                         OppenheimerFunds Legacy Program (charitable trust program established by the Manager)
                                         (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
                                         OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003)
                                         and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief Operating
                                         Officer of Bankers Trust Company-Mutual Fund Services Division (March 1995-March 1999). An
                                         officer of 96 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                       Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
Assistant Treasurer                      Accounting of the Manager (November 1998-July 2002). An officer of 96 portfolios in the
(since 2004)                             OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                       Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting
Assistant Treasurer                      and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of
(since 2005)                             Berger Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at
Age: 36                                  American Data Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the
                                         OppenheimerFunds complex.

ROBERT G. ZACK,                          Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Secretary (since 2001)                   Manager; General Counsel and Director of the Distributor (since December 2001); General
Age: 58                                  Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
                                         President and General Counsel of HarbourView Asset Management Corporation (since December
                                         2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary
                                         (since September 1997) and Director (since November 2001) of OppenheimerFunds International
                                         Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                         Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                         (since November 2001); Senior Vice President, General Counsel and Director of Shareholder
                                         Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                         President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust
                                         Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since
                                         June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                         Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                         December 2003); Senior Vice President (May 1985-December 2003), Acting General Counsel
                                         (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                         Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May
                                         1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November 2001),
                                         and OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.


                         94 | ROCHESTER FUND MUNICIPALS

KATHLEEN T. IVES,                        Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary                      2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October
(since 2001)                             2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation
Age: 41                                  (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc.
                                         (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                         Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
                                         1994-October 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                       Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary                      (April 2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate
(since 2004)                             Vice President (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000)
Age: 39                                  of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 96 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,                    Senior Vice President and Deputy General Counsel of the Manager (since September 2004); Mr.
Assistant Secretary                      Gillespie held the following positions at Merrill Lynch Investment Management: First Vice
(since 2004)                             President (2001-September 2004); Director (2000-September 2004) and Vice President
Age: 43                                  (1998-2000). An officer of 96 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                         95 | ROCHESTER FUND MUNICIPALS



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $55,000 in fiscal 2006 and $54,000 in fiscal 2005.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed years $225,954 in fiscal 2006 and $156,805 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $6,536 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Preparation of form 5500.

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $225,954 in fiscal 2006 and $163,341 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)      No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S AUDIT COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Audit Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11.  CONTROLS AND PROCEDURES.

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of January 19, 2007, which is a date within 90 days of the filing date of this report on Form N-CSR, that, as of said date, the design and operation of such controls and procedures are effective to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

Prior to the evaluation of its internal controls in connection with the certifications in this report, the registrant's management became aware that other investment companies (not affiliated with the registrant) that invested in certain municipal securities referred to as "inverse floaters" and that had transferred certain municipal bonds to special purpose trusts for the purpose of investing in such inverse floaters, accounting for such transfers as "sales" in accordance with common practice in the mutual fund industry, had restated their financial statements to apply the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," ("FAS 140") to the transfers of such municipal bonds in connection with their investments in inverse floaters, in response to comments by their independent public accountants about the sale accounting treatment that had previously been applied by such investment companies to such transfers. As of and prior to September 30, 2006, the registrant's most recent prior reporting period for purposes of evaluating its internal controls , the registrant had likewise accounted for such transfers as "sales." Registrant's management notes that other investment companies that invested in similar securities over the same time periods had been accounting for such transfers in a similar manner as the registrant. After a review of this treatment with the registrant's independent public accountants, registrant applied FAS 140 to such transfers in its financial statements for the fiscal year ended December 31, 2006 and restated its financial statements for the fiscal years ended December 31, 2002 through 2005.

Prior to the evaluation by registrant's officers of the design and operation of the registrant's disclosure controls and procedures as of January 19, 2007, the operation of registrant's disclosure controls and procedures and its controls and procedures over financial reporting was modified to enhance the review and analysis of the relevant terms and conditions for transfers of securities in connection with inverse floating rate obligations.

Management of the registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the registrant's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, including changes in accounting principles or the interpretations thereof, or that the degree of compliance with the policies or procedures may deteriorate over time.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned duties, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The registrant's independent public accountants have advised the registrant that its policies and procedures related to the review and analysis of the relevant terms and conditions of certain transfers of securities were not effective in appropriately determining whether the transfers qualified for sale accounting under the provisions of FAS 140. The control deficiency was described by the independent auditors as a material weakness in internal control over financial reporting as of December 31, 2006. However, it is registrant's management view that at the time sale accounting treatment was applied to such transfers, registrant believed that treatment was correct and in accordance with accounting practices followed in the mutual fund industry with respect to such transfers, as reported upon in such funds' audited financial statements. Registrant's management also noted that the restatement of the registrant's financial statements did not impact the net asset values of the registrant's shares or the registrant's total returns for any period.

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting. However, as discussed above, prior to the evaluation by registrant's officers of the design and operation of the registrant's disclosure controls and procedures as of January 19, 2007, the registrant revised and enhanced controls over the application of FAS 140.

ITEM 12.  EXHIBITS.

(a) (1) Exhibit attached hereto.

    (2) Exhibits attached hereto.

    (3) Not applicable.

(b) Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rochester Fund Municipals

By:      /s/ John V. Murphy
         ------------------
         John V. Murphy
         Principal Executive Officer
Date:    February 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ John V. Murphy
         ------------------
         John V. Murphy
         Principal Executive Officer
Date:    February 8, 2007

By:      /s/ Brian W. Wixted
         -------------------
         Brian W. Wixted
         Principal Financial Officer
Date:    February 8, 2007